UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

132 E. Putnam Avenue, Floor 2W
Cos Cob, Connecticut 06807

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

                    , 2024

To the Stockholders of Chicken Soup for the Soul Entertainment Inc.:

The accompanying Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of May 28, 2024 (the “Record Date”) of outstanding shares of common stock of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (the “Company”, “CSS Entertainment”, or “we”, “us”, or similar terms), to notify the stockholders that, on April 29, 2024, the Company received a written consent from certain stockholders (the “Majority Stockholders”) in lieu of a meeting of stockholders from the holders of 79.7% of the voting power represented by the outstanding shares of our Class A common stock and Class B common stock voting as a single class, and 100% of the Class B common stock voting separately as a single class, approving certain amendments to the Company’s Certificate of Incorporation as more fully described herein. This stockholder approval was required by the Delaware General Corporation Law (“DGCL”), our Certificate of Incorporation, and Bylaws. We refer to this stockholder approval herein as the “Charter Amendments Approval”. The Charter Amendments Approval was made in connection with the transaction described in the section of this Information Statement entitled “Description of the Agreement and Transactions.”

No vote or other action by our stockholders is required in response to this Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.

Pursuant to Rule 14c-2(b) of the Exchange Act, the action taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our common stock as of the Record Date.

By Order of the Board of Directors

/s/ William J. Rouhana, Jr.
William J. Rouhana, Jr., Chief Executive Officer and Chairman of the Board

         , 2024

Cos Cob, Connecticut

This information statement is dated         , 2024 and is first being mailed to the Company’s stockholders on or about         , 2024.

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
OF 1934 AND REGULATION 14C PROMULGATED THEREUNDER

This Information Statement is first being mailed on or about         , 2024 to the stockholders of record of the outstanding shares of common stock of Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (the “Company”), as of the close of business on May 28, 2024 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of actions taken by written consent of the holders of approximately 79.7% of the voting power represented by the outstanding shares of our Class A common stock and Class B common stock, voting as a single class, and 100% of the Class B common stock voting separately as a single class (the “Majority Stockholders”). This Information Statement is being sent to you for informational purposes only and shall be considered the notice required under Rule 14c-2 of the Exchange Act, Section 228(e) of the Delaware General Corporate Law (“DGCL”), and Section 2.7 of our Bylaws.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the Majority Stockholders:

•	An amendment to the certificate of incorporation of the Company pursuant to which, for so long as the Amended and Restated Credit Agreement made effective as of August 11, 2022 by and among the Company, Redbox Automated Retail LLC (“Redbox”), the lenders party thereto (the “Lenders”), and HPS Investment Partners, LLC, as administrative agent (the “Administrative Agent”), as such agreement may be amended from time to time (the “Credit Agreement”) remains in effect, the Board of Directors of the Company shall include two (2) directors (the “Independent Directors”) that are nominated by the remaining members of the Board of Directors and approved by Lenders having loans outstanding that represent more than 50% of the all loans outstanding under the Credit Agreement at such time (the “Required Lenders”), as further described in this Information Statement.

•	An amendment to the certificate of incorporation of the Company pursuant to which (a) there shall be established a subcommittee of the Board of Directors which shall consist of the two Independent Directors and one other independent director who shall not be management or equity holders of the Loan Parties or any affiliates or family members thereof (the “Strategic Review Committee”), (b) the unanimous consent of the Board of Directors, including the initial and affirmative majority vote of the Strategic Review Committee, shall be required for the filing of any voluntary bankruptcy or similar insolvency proceeding on behalf of the Company, or on behalf of any subsidiary entity that is controlled by the Company, (c) the Strategic Review Committee and an individual engaged by the Company as a chief restructuring officer (the “Chief Restructuring Officer”) of the Company and its subsidiaries who is also acceptable to the Administrative Agent, shall have exclusive authority, subject to any required vote of the stockholders prescribed by law, to approve, authorize and direct, or, together with such chief restructuring officer of the Company and its subsidiaries, otherwise implement, (x) any sale of all or any part of the business of the Company or its subsidiaries and to cause the Loan Parties to comply with their obligations under the Credit Agreement and Agreement; and (y) a Chapter 11 pre-arranged restructuring of the Company and/or its subsidiaries, including without limitation as contemplated by a prescribed restructuring term sheet, as further described in this Information Statement.

•	An amendment to the certificate of incorporation of the Company pursuant to which the foregoing provisions (collectively, the "Subject Provisions") shall apply notwithstanding any provision to the contrary contained in the Company’s Certificate of Incorporation and shall not be amended or otherwise modified without the consent of the Independent Directors, as further described in this Information Statement.

The foregoing amendments to the Company’s Certificate of Incorporation (the “Charter Amendments”) and corresponding amendments to the Company’s bylaws were previously approved by our board of directors on April 29, 2024. The Charter Amendments were approved by the Majority Stockholders by written consent in lieu of a meeting of stockholders on April 29, 2024. The aforementioned stockholder approval was the only stockholder approval required under the DGCL, our Certificate of Incorporation, and our Bylaws. Our board of directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

i

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

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SUMMARY OF THE CHARTER AMENDMENTS AND RELATED TRANSACTIONS

•	On April 29, 2024, Chicken Soup for the Soul Entertainment, Inc. (the “Company”) entered into an agreement that allows it to raise $175 million of additional working capital prior to June 6, 2024 from two financing parties and to make a $75 million loan prepayment under our HPS credit facility.

•	Redbox Automated Retail, LLC (“Redbox Borrower”, and together with the Company, the “Borrowers”), the other guarantors listed on the signature pages thereto (the “Guarantors”, and together with the Borrowers, the “Loan Parties”) entered into an Agreement (the “Agreement”) with the Lenders to the Credit Agreement (as defined below) listed on the signature pages thereto and HPS Investment Partners, LLC, in its capacity as administrative agent and collateral agent (in such capacities, the “Agent”) under the amended and restated credit agreement, dated as of August 11, 2022, among the Borrowers, the Lenders and the Agent, as amended, restated, supplemented or otherwise modified by that certain first amendment, dated as of April 29, 2024 (the “Amendment”, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

•	Pursuant to the terms of the Agreement, the Company intends to consummate certain strategic transactions for which it has signed term sheets that have been reviewed with the Lenders, including the sublicensing of material video content assets and one or more sales leaseback transactions with targeted aggregate gross proceeds of at least $175 million. If the Company is able to successfully consummate these transactions in their entirety, it is obligated to utilize $75 million of the net proceeds thereof prior to June 6, 2024 to pay down amounts owed under the Credit Agreement (the “Initial Paydown”). Until at least June 6, 2024 (the period beginning on April 29, 2024 and ending on such date, as it may be extended, the “Initial Period”) the Agent will forbear from acting on any events of default existing as of the commencement of the Initial Period as well as certain prescribed defaults that may arise during the Initial Period (as same may be extended as described below).

•	If the Company timely makes the Initial Paydown, and complies with the Agreement and the Credit Agreement, the Initial Period will be extended until September 30, 2024 (the “Extended Period”). During the Extended Period, the Company intends to engage in additional strategic transactions. If, during the Extended Period, the Company makes an additional paydown of the principal amount under the Credit Agreement in an amount pre-agreed with the Agent, the remainder of the principal and interest under the Credit Agreement, constituting a material reduction of the principal and interest outstanding, will be fully terminated and all claims by the Agent against the Company waived and released. In connection with the Agreement, the Company has released the Agent and the Lenders from all claims it may have had against the them under the Credit Agreement, subject to certain limited exceptions described in the Agreement.

•	As part of the Agreement, the Company has agreed to implement the Charter Amendments. In connection with these amendments, the Company’s board has voted to increase the size of the board from 9 to 11 members and appointed the two Additional Independent Directors, effective as of May 3, 2024. The Company believes that the Charter Amendments will not impact the control structure or operations of the Company during the Initial Period or the Extended Period. The Company has also identified a Chief Restructuring Officer, who shall have no duties or role in connection with the Company for so long as the Initial Period and the Extended Period continue. Such Chief Restructuring Officer will not assume a role with the Company if the Company satisfies the obligations under the Credit Agreement.

•	The Majority Stockholders have approved the Charter Amendments by written consent in lieu of a meeting of stockholders. The Company will file this Information Statement on Schedule 14C to its stockholders on or about the indicated mailing date and the amendments to the Certificate of Incorporation of the Company will be effected in accordance with the requirements of Regulation 14c-2 under the Securities Exchange Act of 1934, as amended.

See the section of this Information Statement entitled “Certificate of Amendment to the Certificate of Incorporation” and “Description of the Agreement and the Transactions.”

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q. Why am I being furnished with this Information Statement?

A.	The DGCL and our Bylaws require us to provide you with information regarding the actions taken by written consent of the Majority Stockholders in lieu of a meeting. Your vote is neither required nor requested.

Q. Why am I not being asked to vote?

A.	Section 228 of the DGCL states that unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s Certificate of Incorporation does not prohibit, and the Company’s Bylaws permit, stockholders holding not less than the minimum number of votes required to authorize or take action at a meeting, to authorize or take action through a written consent. The Majority Stockholders, holding approximately 79.7% of all the issued and outstanding common stock of the Company entitled to vote, executed a written consent dated April 29, 2024 approving the Charter Amendments. Such approval is sufficient under the DGCL, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A.	Nothing. This Information Statement is furnished to you solely for your information and does not require or request you to do anything.

Q.	Why is the Company amending its Certificate of Incorporation through stockholder action by written consent in lieu of holding a meeting of our stockholders?

A.	Under the DGCL, our Certificate of Incorporation and our Bylaws, the Company’s stockholders may take action by written consent in lieu of holding a meeting. To avoid the significant time and expense associated with calling and holding a special meeting of the Company’s stockholders, the Majority Stockholders (which held a sufficient number of shares of outstanding common stock to approve the Charter Amendments without requiring the Company to solicit its proxy, or the proxy of any other stockholder) determined to take action by written consent to approve the Charter Amendments.

Q.	Has the Board approved the Charter Amendments?

A.	Yes. On April 29, 2024, the Board unanimously approved the Amendment.

Q.	When will the Charter Amendments be effective?

A.	The Charter Amendments will become effective filing with the Secretary of State of the State of Delaware. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, such filing will not occur until at least 20 calendar days following the mailing of this Information Statement to our stockholders. The Company currently anticipates that the Charter Amendments will be filed and take effect on or about , 2024.

Q.	Does the Charter Amendments eliminate the right of stockholders to vote on matters requiring stockholder vote under law, including the DGCL?
A.

No. The Charter Amendments provide that the Strategic Review Committee (together with the Chief Restructuring Officer) shall have exclusive authority to, among other actions, cause the Company’s board of directors to approve any sale of all or any part of the business of the Company or its subsidiaries or implement a Chapter 11 pre-arranged restructuring of the Company and/or its subsidiaries as contemplated by a prescribed restructuring term sheet. Any action to be taken by the Company that requires stockholder approval under law shall continue to require stockholder approval. The Lenders, however, have received an irrevocable proxy from the Majority Stockholders to vote in favor of certain restructuring transactions approved by the Strategic Review Committee.

Q.	Can I dissent or exercise appraisal rights in connection with the Charter Amendments?

A.	Pursuant to the DGCL, our Certificate of Incorporation and our Bylaws, our stockholders are not entitled to exercise appraisal or other dissenters’ rights in connection with the adoption of the Charter Amendments described in this Information Statement.

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CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

This Information Statement contains a brief summary of the material aspects of the Charter Amendments Approval, which will become effective on the date that is 20 calendar days after the mailing of this Information Statement to stockholders. We currently expect that such effective date will be on or about           , 2024.

Background

On April 29, 2024, as an integral part of our strategic initiatives to improve the capital position, the Company entered into the Agreement with the Agent and the other parties thereto and entered into the Amendment with respect to the Credit Agreement. As part of this transaction, the Company has agreed to implement the Charter Amendments. See the section of this Information Statement entitled “Description of the Agreement and the Transactions.”

The Majority Stockholders approved these amendments on April 29, 2024 by written consent in lieu of a meeting of stockholders. The Company will file this Information Statement on Schedule 14C to its stockholders on or about the indicated mailing date and the amendments to the Certificate of Incorporation of the Company will be effected in accordance with the requirements of Regulation 14c-2 under the Securities Exchange Act of 1934, as amended.

Summary of Charter Amendments

The Charter Amendments will implement the following provision in the Company’s Certificate of Incorporation. The full text of the Charter Amendments is included as Exhibit D to this Information Statement and the following is qualified in its entirety by reference thereto:

•	For so long as the Credit Agreement remains in effect, the Board of Directors of the Company (the “Board of Directors”) shall include two (2) new directors who are not employees or equity holders of the Company, or any affiliates or family members thereof (the “Independent Directors”) that are nominated by the Board of Directors and approved by Lenders having Loans outstanding that represent more than 50% of the all Loans outstanding at such time (the “Required Lenders”). If at any time there is only one Independent Director serving, such Independent Director shall be entitled to appoint a replacement for the other Independent Director that is acceptable to the Required Lenders as shall be evidenced by a written notice delivered by the Administrative Agent to the Company.

•	There shall be established a subcommittee of the Board which shall consist of the two Independent Directors and one other existing independent director who shall not be management or equity holders of the Loan Parties or any affiliates or family members thereof (the “Strategic Review Committee”).

•	The unanimous written consent of the Board of Directors, including the initial and affirmative majority vote of the Strategic Review Committee, shall be required for the filing of any voluntary bankruptcy or similar insolvency proceeding on behalf of the Company, or on behalf of any subsidiary entity that is controlled by the Company.

•

Subject to the applicable law, including under the DGCL, prescribing stockholder vote requirements on actions taken by the Company, the Strategic Review Committee shall have exclusive authority to approve, authorize and direct, or, together with the Chief Restructuring Officer (as defined below) otherwise implement, (x) any sale of all or any part of the business of the Company or its subsidiaries and to cause the Loan Parties to comply with their obligations under the Credit Agreement and Agreement; (y) a Chapter 11 pre-arranged restructuring of the Company and/or its subsidiaries, including without limitation as contemplated by the Restructuring Term Sheet (as such term is defined in the Credit Agreement) and (z) taking any other action which the Strategic Review Committee deems necessary or advisable to effectuate the foregoing. See above under “Questions and Answers About This Information Statement – Does the Charter Amendments eliminate the right of stockholders to vote on matters requiring stockholder vote under law, including the DGCL?”

•	The Board of Directors shall appoint and cause the Company to engage a chief restructuring officer of the Company and its subsidiaries who is acceptable to the Administrative Agent (the “Chief Restructuring Officer”) to assist and implement the resolutions and actions of the Strategic Review Committee in respect of prescribed restructuring matters and the other obligations of the Chief Restructuring Officer under the Agreement and the Credit Agreement, as amended.

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Stockholders Entitled to Receive Notice of Action by Written Consent

Under Section 228 of the DGCL, and our Certificate of Incorporation and Bylaws, (a) any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action consent to such action in writing, and (b) prompt notice of any action so taken by written consent must be provided to all holders of our common stock as of the Record Date.

Record Date

This information statement is being furnished to holders of record of the Company’s common stock at the close of business on May 28, 2024 in accordance with the requirements of Sections 14(c) of the Exchange Act, and Rule 14c-1 promulgated under the Exchange Act. As of that date, the Company had 32,388,203 shares of common stock outstanding, consisting of 24,733,697 shares of Class A common stock and 7,654,506 shares of Class B common stock. Each share of Class A common stock is entitled to one vote per share of Class A Common Stock held of record by such holder. Each share of Class B common stock is entitled to ten votes per share of Class B Common Stock held of record by such holder. Except as otherwise expressly provided in the Company’s Certificate of Incorporation or required by applicable law, the Company’s shares of Class A common stock and Class B common stock vote together as a single class on all matters, and the Class B common stock votes separately as a single class on any amendment, repeal or waiver of Section A of Article FOURTH of the Company’s Certificate of Incorporation, and the Class A common stock and Class B common stock voting together as a single class and the Class B common stock voting separately as a single class, are the only classes of securities entitled to vote on the Charter Amendments Approval.

Effective Date

The Charter Amendments Approval shall become effective 20 calendar days following the date that this Information Statement is mailed to our stockholders. Because the Charter Amendments Approval has been duly authorized and approved by the written consent of the holders of a majority of the outstanding voting power of our common stock, your vote or consent is not requested or required for the Charter Amendments Approval. This Information Statement is provided solely for your information, under Section 14(c) of the Exchange Act, and the rules and regulations promulgated thereunder, including Regulation 14C. This Information Statement also serves as the notice required by Section 228(e) of the DGCL and Section 2.7 of our Bylaws of the taking of an action without a meeting by less than unanimous written consent of stockholders.

Dissenter’s Rights of Appraisal

Neither Delaware law nor the Company’s Certificate of Incorporation or Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Charter Amendments Approval. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

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DESCRIPTION OF AGREEMENT AND TRANSACTIONS

On April 29, 2024, Chicken Soup for the Soul Entertainment, Inc. (the “Company”) entered into an agreement that allows it to raise $175 million of additional working capital prior to June 6, 2024 from two financing parties and to make a $75 million loan prepayment under our HPS credit facility.

Redbox Automated Retail, LLC (“Redbox Borrower”, and together with the Company, the “Borrowers”), the other guarantors listed on the signature pages thereto (the “Guarantors”, and together with the Borrowers, the “Loan Parties”) entered into an Agreement (the “Agreement”) with the Lenders to the Credit Agreement (as defined below) listed on the signature pages thereto and HPS Investment Partners, LLC, in its capacity as administrative agent and collateral agent (in such capacities, the “Agent”) under the amended and restated credit agreement, dated as of August 11, 2022, among the Borrowers, the Lenders and the Agent, as amended, restated, supplemented or otherwise modified by that certain first amendment, dated as of April 29, 2024 (the “Amendment”, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Pursuant to the terms of the Agreement, the Company intends to consummate certain strategic transactions for which it has signed term sheets that have been reviewed with the Lenders, including the sublicensing of material video content assets and one or more sales leaseback transactions with targeted aggregate gross proceeds of at least $175 million. If the Company is able to successfully consummate these transactions in their entirety, it is obligated to utilize $75 million of the net proceeds thereof prior to June 6, 2024 to pay down amounts owed under the Credit Agreement (the “Initial Paydown”). Until at least June 6, 2024 (the period beginning on April 29, 2024 and ending on such date, as it may be extended, the “Initial Period”) the Agent will forbear from acting on any events of default existing as of the commencement of the Initial Period as well as certain prescribed defaults that may arise during the Initial Period (as same may be extended as described below).

If the Company timely makes the Initial Paydown, and complies with the Agreement and the Credit Agreement, the Initial Period will be extended until September 30, 2024 (the “Extended Period”). During the Extended Period, the Company intends to engage in additional strategic transactions. If, during the Extended Period, the Company makes an additional paydown of the principal amount under the Credit Agreement in an amount pre-agreed with the Agent, the remainder of the principal and interest under the Credit Agreement, constituting a material reduction of the principal and interest outstanding, will be fully terminated and all claims by the Agent against the Company waived and released. In connection with the Agreement, the Company has released the Agent and the Lenders from all claims it may have had against the them under the Credit Agreement, subject to certain limited exceptions described in the Agreement.

Additionally, the Company has agreed to implement certain amendments to its organizational documents. Under these amendments, so long as the Credit Agreement remains in effect, the Company’s board of directors shall include two (2) additional directors who are not employees or equity holders of the Company, or any affiliates or family members thereof (the “Additional Independent Directors”), that are nominated by the board of directors of the Company and approved by Lenders having loans outstanding under the Credit Agreement that represent more than 50% of the all loans outstanding thereunder at such time. In connection with these provisions, the Company’s board has voted to increase the size of the board from 9 to 11 members and appointed the two Additional Independent Directors, effective as of May 3, 2024. The Company also is amending its certificate of incorporation and bylaws (as well as the organizational documents of its subsidiaries) to embody the foregoing requirements, as well as certain other governance provisions that are not expected to impact the control structure or operations of the Company in any way during the Initial Period or the Extended Period. The Company has also identified a Chief Restructuring Officer, who shall have no duties or role in connection with the Company for so long as the Initial Period and the Extended Period continue. Such Chief Restructuring Officer will not assume a role with the Company if the Company satisfies the obligations under the Credit Agreement.

The holder of the majority of the outstanding voting power of the Company’s Class A common stock and Class B common stock, voting as a single class, and the holder of the majority of the outstanding voting power of the Company’s Class B common stock, voting as a separate class, has approved these amendments by written consent. The Company will file and mail an Information Statement on Schedule 14C to its stockholders and the amendment to the Certificate of Incorporation of the Company will be effected in accordance with the requirements of Regulation 14c-2 under the Securities Exchange Act of 1934, as amended. The amendments to the Company’s bylaws became effective on April 29, 2024. The Company also agreed to certain reporting modifications that will remain in effect until the Credit Agreement is terminated.

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There can be no assurance that the Company will be successful in consummating the currently proposed and any future transactions, will be able to satisfy the Initial Paydown, or, if such obligation is satisfied, thereafter deliver to the Agent the additional pre-agreed value. If the Company is not successful in achieving all of the foregoing objectives, the Agent will have all rights and remedies prescribed by the Credit Agreement. The Company could be forced to seek protections under U.S. bankruptcy law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A common stock and Class B common stock as of May 28, 2024 by:

•	each person known by us to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

The beneficial ownership of each person was calculated based on 24,733,697 shares of Class A common stock and 7,654,506 of Class B common stock outstanding as of the date of this Information Statement. Except as otherwise indicated, we believe all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Class A	%	Class B	%	Percent of Total Voting Power(2)
Current Directors and Officers:
William J. Rouhana, Jr.(3)(4)	4,179,050	16.9%	7,654,506	100%	79.7%
Vikram Somaya	79,858	0.3%	–	–	*
Christopher Mitchell(5)	100,000	0.4%	–	–	*
Jason Meier(6)	8,750	0.0%	–	–	*
Amy L. Newmark(3)(7)	128,314	0.5%	–	–	*
Fred M. Cohen	95,249	0.4%	–	–	*
Cosmo DeNicola	300,187	1.2%	–	–	*
Martin Pompadur	101,597	0.4%	–	–	*
Christina Weiss Lurie	131,502	0.5%	–	–	*
Diana Wilkin	102,332	0.4%	–	–	*
All current directors and executive officers as a group (ten persons)(8)	5,116,839	20.6%	7,654,506	100%	80.6%
Five Percent Holders:
Chicken Soup for the Soul, LLC (“CSS”)	3,668,942	14.8%	7,654,506	100%	79.2%
Sony Corporation(9)	4,000,000	16.2%	–	–	4.9%
HPS Investment Partners, LLC(10)	1,011,530	4.1%	–	–	1.2%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is Chicken Soup for the Soul Entertainment, Inc., P.O. Box 700, Cos Cob, Connecticut 06807.

(2)	Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, as a single class. The holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.

(3)	Mr. Rouhana and Ms. Newmark are married. Each spouse disclaims beneficial ownership of the shares owned by the other spouse.

(4)	Represents (i) 510,108 shares of Class A common stock beneficially owned by an affiliate of Mr. Rouhana, (ii) 3,668,942 Class A common stock beneficially owned by Chicken Soup for the Soul, LLC, our parent stockholder (“CSS”) and (iii) all of the shares of Class B common stock owned by CSS. The ultimate parent of CSS is CSS Holdings, LLC, which in turn is controlled by Mr. Rouhana.

(5)	Represents (i) 100,000 shares of Class A common stock purchasable under options that have vested granted under the Company’s 2017 Long-Term Incentive Plan, which are exercisable at $8.08 per share.

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(6)	Represents 8,750 shares of Class A common stock purchasable under options that have vested granted under the Company’s 2017 Long-Term Incentive Plan, which are exercisable at $22.00 per share.

(7)	Includes (i) 121,780 shares of Class A common stock; and (ii) 6,534 shares underlying Class Z warrants at an exercise price of $12.00 per share.

(8)	Represents all of the shares beneficially owned by the individuals listed above and as set forth in footnotes (3) through (7) above.

(9)	The business address of Sony Corporation is 7-1, Konan 1-Chome, Minato-ku, Tokyo 108-0075 Japan. Information derived from a Schedule 13D/A filed on November 4, 2019. Includes shares of Class A common stock issuable upon the exercise of warrants to purchase (i) 800,000 shares of Class A Common Stock at an exercise price of $8.13 per share; (ii) 1,200,000 shares of Issuer Class A Common Stock at an exercise price of $9.67 per share; (iii) 380,000 shares of Class A Common Stock at an exercise price of $11.61 per share; and (iv) 1,620,000 shares of Class A Common Stock at an exercise price of $11.61 per share.

(10)	The business address of HPS Investment Partners, LLC is 40 W. 57th Street, New York, New York 10019.

NOTE ON FORWARD-LOOKING STATEMENTS

The statements contained in this Information Statement that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Information Statement may include, for example, statements about our:

•	financial performance, including our ability to generate revenue;

•	inability to pay dividends or interest on our indebtedness;

•	our failure to comply or allegations of noncompliance with our loan covenants in the future and then are prohibited by our bank lender from paying dividends;

•	potential ability to obtain additional financing when and if needed;

•	ability to consummate proposed and future strategic transactions;

•	potential liquidity and trading of our securities;

•	regulatory or operational risks; and

•	our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

The forward-looking statements contained in this Information Statement are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors described in the section titled “Risk Factors” in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that we file with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

7

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov.

HOUSEHOLDING

To reduce the expense of delivering duplicate materials to our stockholders, we are relying on the SEC rules that permit us to deliver only one Information Statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Information Statement, promptly and free of charge, or if you wish to receive separate copies of future stockholder materials, please mail your request to Chicken Soup for the Soul Entertainment Inc. 132 E. Putnam Ave., Floor 2W, Cos Cob, Connecticut 06807 or call us at (855) 398-0443.

8

 ANNEX A

EXECUTION VERSION

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Agreement”) dated as of April 29, 2024, by and among Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (“CSSE Borrower”), Redbox Automated Retail, LLC, a Connecticut limited liability company (“Redbox Borrower”, and together with the CSSE Borrower, the “Borrowers”), the other Guarantors listed on the signature pages hereto (the “Guarantors”, and together with the Borrowers, the “Credit Parties”), the Lenders party to the Credit Agreement (as defined below) listed on the signature pages hereto and HPS Investment Partners, LLC, in its capacity as Administrative Agent and Collateral Agent (in such capacities, the “Agent”) under the Credit Agreement.

Reference is made to that certain Amended and Restated Credit Agreement, dated as of August 11, 2022, among the Borrowers, the Lenders party thereto and the Agent, as amended, restated, supplemented or otherwise modified by that certain First Amendment, dated as of the date hereof (the “Amendment”, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Credit Parties have requested that the Lenders and the Agent forbear from exercising certain rights, remedies, powers, privileges and defenses under the Credit Agreement and the other Loan Documents, for the period of time set forth herein and subject to the terms and conditions hereof, solely with respect to the following Events of Default and expected Events of Default (collectively, the “Specified Defaults”):

(a)            the Event of Default arising under Section 7.01(c) of the Credit Agreement for the failure of the Borrowers to pay the interest payments due under the Credit Agreement on February 15, 2024 and March 20, 2024, which failure has continued beyond the applicable three Business Day grace periods;

(b)            the Event of Default arising under Section 7.01(d)(ii) of the Credit Agreement for the failure of the Borrowers to deliver quarterly financial statements for the fourth fiscal quarter ending December 31, 2023 required under Section 5.04(b)(ii) of the Credit Agreement;

(c)            the Event of Default arising under Section 7.01(d)(ii) of the Credit Agreement for the inclusion of a going concern qualification in the audited financial statements for the fiscal year ended December 31, 2023 under Section 5.04(a) of the Credit Agreement;

(d)            the Event of Default arising under Section 7.01(e) of the Credit Agreement for the failure to cause the following Subsidiaries of the CSSE Borrower to become Subsidiary Loan Parties within the time periods required under the Credit Agreement: At Home With, LLC; Dirty Pool, LLC; Mutual Aid, LLC; and SMV Content, LLC required under Section 5.10 of the Credit Agreement;

(e)            the Event of Default arising under Section 7.01(d)(i) of the Credit Agreement for the making of distributions prior to the date hereof on the CSSE Borrower’s Series A preferred stock in violation of Section 6.06(k) of the Credit Agreement at a time when Events of Default were continuing;

(f)             the Event of Default arising under Section 7.01(e) of the Credit Agreement for the entering into agreements prior to the date hereof for the factoring of receivables with non-commercial banks in violation of the definition of “Permitted Non-Recourse Factoring Transactions”

(g)            the expected Events of Default arising under Section 7.01(c) of the Credit Agreement for the expected failure of the Borrowers to pay the interest payments due under the Credit Agreement during the Forbearance Period (the “Expected Interest Defaults”); and

(h)            the expected Events of Default arising under Section 7.01(d)(ii) of the Credit Agreement for the failure of the Borrowers to deliver quarterly financial statements during the Forbearance Period required under Section 5.04(b)(ii) of the Credit Agreement (the “Expected Reporting Defaults”) and

(i)             expected Events of Default arising under Section 7.01(f) of the Credit Agreement or Section 7.01(j)  of the Credit Agreement after the date of this Agreement and so long as the holder(s) of the applicable Indebtedness or judgment have not exercised rights or remedies thereunder with respect to collateral or judgment liens or received any payment or other consideration to waive the underlying default(s) (the “Potential Cross Defaults”).

The Agent and the Lenders party hereto (collectively, the “Lender Group”) are willing to, for the period of time set forth herein and subject to the terms and conditions hereof, forbear from exercising certain rights, remedies, powers, privileges and defenses under the Credit Agreement and the other Loan Documents solely with respect to the Specified Defaults.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Credit Parties, the Agent and the Lender Group hereby agree as follows:

Section 1. Definitions and Rules of Interpretation. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein. For purposes of this Agreement, the following terms shall have the following meanings:

1.01.   Defined Terms.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute.

“Claim” has the meaning specified in Section 8 of this Agreement.

“Effective Date” means the date on which the conditions specified in Section 5 are satisfied (or waived by the Lender Group).

“Forbearance Period” has the meaning specified in Section 2.02 of this Agreement.

“Forbearance Termination Date” means the earliest to occur of (i) 11:59 p.m. (New York time) on June 6, 2024 if each of the Proposed Financings (as defined in the Amendment) are not consummated on or prior to such date or the Initial Prepayment (as defined in the Amendment) has not been made on or prior to such date; provided that in the event the Proposed Financings are consummated and the Initial Prepayment, together with interest thereon, plus the payment of legal fees set forth in Section 3.02(d) are paid prior to the expiration of the Forbearance Period, the date in this clause (i) shall be extended to September 30, 2024 (the “Extended Forbearance Date”); (ii) at the election of the Lender Group upon a breach or default by any Credit Party in the performance of its obligations under the Forbearance Agreement that remains uncured for five (5) Business Days after any Credit Party has obtained knowledge thereof; (iii) if any proposed provider of a Proposed Financing indicates in writing that it shall cease to pursue the consummation of such Proposed Financing or otherwise ceases pursuing such Proposed Financing, on the third Business Day after receipt of such writing or such provider ceasing to pursue such Proposed Financing; or (iv) the occurrence of any Event of Default under the Credit Agreement (including, without limitation, the commencement of any proceeding or the filing of any petition seeking relief under the Bankruptcy Code, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law) or any other Loan Document, in each case, other than the Specified Defaults.

Forbearance Agreement

“Lender Group” has the meaning specified in the fourth recital of this Agreement.

“Lender Parties” has the meaning specified in Section 8 of this Agreement.

“Releasing Party” has the meaning specified in Section 8 of this Agreement.

“Specified Defaults” has the meaning specified in the third recital of this Agreement.

1.02.   Rules of Interpretation. Unless otherwise expressly indicated, a reference to any document or agreement shall include such document or agreement as amended, modified, restated or supplemented from time to time in accordance with its terms and the terms of this Agreement. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section or Exhibit shall be to a Section or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

Section 2.   Acknowledgments and Agreements; Limited Forbearance in Respect of Specified Defaults.

2.01. Acknowledgement of Credit Parties. To induce the Agent and the Lenders to execute this Agreement, each Credit Party hereby acknowledges, stipulates, represents, warrants and agrees as follows:

(a)            Each Specified Default constitutes an Event of Default that (i) other than the Expected Interest Defaults, the Expected Reporting Defaults and the Potential Cross Defaults, has occurred, remains uncured, has not been waived and is continuing as of the date of this Agreement and cannot be cured or (ii) in the case of the Expected Interest Defaults, the Expected Reporting Defaults and the Potential Cross Defaults, is expected to occur. Except for the Specified Defaults, no other Defaults or Events of Default have occurred and are continuing as of the date hereof, or to the best of its knowledge are expected to occur. Except as expressly set forth in this Agreement, the agreements of the Agent and the Lender Group hereunder to forbear in the exercise of their respective rights, remedies, powers, privileges and defenses under the Loan Documents in respect of the Specified Defaults during the Forbearance Period do not in any manner whatsoever limit any right of any of the Agent and the Lenders to insist upon strict compliance with this Agreement or any Loan Document during the Forbearance Period.

(b)            Nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect, any rights, remedies, powers, privileges and defenses any of the Lenders or the Agent have or may have arising as the result of any Event of Default (including any Specified Default) that has occurred or that may occur under the Credit Agreement, the other Loan Documents or applicable law. Each member of the Lender Group has acted reasonably, in good faith, and in compliance with applicable law in connection with the negotiation and enforcement of the Credit Agreement, the other Loan Documents, and this Agreement. The Agent’s and the Lender Group’s actions in entering into this Agreement are without prejudice to the rights of any of the Agent and the Lenders to pursue any and all remedies under the Loan Documents pursuant to applicable law or in equity available to it in its sole discretion upon the termination (whether upon expiration thereof, upon acceleration or otherwise) of the Forbearance Period.

Forbearance Agreement

(c)            The aggregate outstanding principal amount of the Loans as of April 24, 2024 was equal to $500,876,623.42. The foregoing amount does not include fees, expenses, interest (including default interest) and other amounts that are chargeable or otherwise reimbursable under the Loan Documents.

(d)            All of the assets pledged, assigned, conveyed, mortgaged, hypothecated or transferred (or purported to be pledged, assigned, conveyed, mortgaged, hypothecated or transferred) to the Agent pursuant to the Security Documents are (and shall continue to be) subject to valid and enforceable liens and security interests of the Agent, as collateral security for all of the Obligations, subject to no Liens other than Liens permitted by Section 6.02 of the Credit Agreement. Each Credit Party hereby reaffirms and ratifies its prior conveyance to the Agent of a continuing security interest in and lien on the Collateral, except to the extent of security interests and liens released solely to the extent provided by, and in accordance with, the Amendment.

(e)            The obligations of the Credit Parties under this Agreement of any nature whatsoever, whether now existing or hereafter arising, are hereby deemed to be “Obligations” for all purposes of the Loan Documents and the term “Obligations” when used in any Loan Document shall include all such obligations hereunder.

(f)            Default interest is due and owing on the Obligations and the Obligations shall continue to accrue interest at the Default Rate provided in Section 2.13(c) of the Credit Agreement.

(g)            As of the date hereof, the Lenders shall not have any obligation to make any further Loans under the Credit Agreement.

(h)            There are no claims, demands, offsets or defenses at law or in equity that would defeat or diminish the Obligations under the Credit Agreement nor the Agent’s or any Lender’s present and unconditional right to collect the indebtedness evidenced by the Loan Documents, and to proceed to enforce the rights and remedies available to the Agent and Lenders as provided in the Loan Documents as of the date hereof.

2.02.   Limited Forbearance. Subject (i) to the satisfaction of the conditions precedent set forth in Section 5 below and (ii) to the continuing effectiveness and enforceability of the Loan Documents in accordance with their terms, the Agent and the Lender Group agree to forbear in the exercise of their respective rights, remedies, powers, privileges and defenses under the Loan Documents solely in respect of the Specified Defaults for the period (the “Forbearance Period”) commencing on the Effective Date and ending automatically and without further action or notice on the Forbearance Termination Date (including, if applicable, the Extended Forbearance Date); provided that (i) each Credit Party shall comply with all limitations, restrictions, covenants and prohibitions that would otherwise be effective or applicable under the Loan Documents and this Agreement, and (ii) nothing herein shall be construed as a waiver by the Agent or any Lender of any Specified Default.

Forbearance Agreement

2.03.   Termination of Forbearance Period. Upon the occurrence of the Forbearance Termination Date (including, if applicable, the Extended Forbearance Date), the agreement of the Agent and the Lender Group to comply with any of their obligations hereunder, including the agreement to forbear, shall automatically and without any further action or notice terminate and be of no force and effect; it being expressly agreed that the effect of the termination of the Forbearance Period will be to permit the Agent and the Lenders to exercise, or cause the exercise of, any rights, remedies, powers, privileges and defenses available to any of them under the Credit Agreement, the other Loan Documents or applicable law, immediately, without any further notice, demand, passage of time, presentment, protest or forbearance of any kind (all of which each Credit Party hereby waives).

2.04.   Limitation of Forbearance. The Credit Parties understand and accept the temporary nature of the forbearance provided hereby and that the Agent and the Lender Group have given no assurances that they will extend such forbearance beyond the Forbearance Period (except as provided in the proviso to clause (i) of the definition of “Forbearance Termination Date”) or provide waivers under or amendments to the Credit Agreement or any other Loan Document except as expressly provided in the Amendment. Nothing in this Agreement constitutes a legal obligation on the Agent and the Lender Group to participate in any restructuring or full settlement of the Credit Agreement or to execute any related documents and no such legal obligation shall arise except pursuant to mutually agreed executed definitive documentation, including without limitation the Amendment.

Section 3. Covenants.

3.01.  Information Rights. At all times and as reasonably requested by the Agent, the Credit Parties and their financial advisors shall provide the Agent and the Lenders with all information related to the business (including the assets, claims, liabilities and Proposed Financings) of the Credit Parties as Agent may request, including, without limitation, weekly calls with and access to the Restructuring Advisor (as defined in the Amendment) and the Financial Advisor (as defined in the Amendment) (beginning with the first Monday after the Effective Date and on each Monday of each calendar week thereafter, a report from the Financial Advisor on the sale process of the Credit Parties for the immediately preceding calendar week and a report from the Restructuring Advisor regarding the liquidity and liabilities of the Credit Parties and status of the Proposed Financings (including following consummation thereof, the use of proceeds thereof), reasonable access to data rooms organized by such advisors and deliverables produced by such advisors. The provisions of this Section 3.01 shall be in addition to any other information sharing requirements the Borrowers may have under the Loan Documents and this Agreement.

3.02.  Specific Deliverables.

(a)	(x) Not later than May 3, 2024:

(1)            the Borrowers (i) shall have retained, and continued to have retained, the Financial Advisor and (ii) shall have retained, and continued to have retained, the Restructuring Advisor, in each case, to include within their respective scopes (A) working with the Strategic Review Committee to evaluate strategic alternatives for the Borrowers and their Subsidiaries with respect to asset sales and (B) reporting to the Strategic Review Committee and the Lenders;

Forbearance Agreement

(2)            the Agent shall have received duly executed voting proxies by the owners of the majority equity voting interests in the CSSE Borrower in favor of the Restructuring Transactions, in form and substance satisfactory to the Agent. As used herein, “Restructuring Transactions” shall mean both (i) the sale transactions occurring on and after the Forbearance Termination Date (including, without limitation, the Disposition of non-core assets and/or one or more Company Sale Transactions, each as defined in the Amendment) and (ii) if approved by the Strategic Review Committee (in consultation with the Lenders), a Chapter 11 pre-arranged restructuring of the Credit Parties on terms consistent with the restructuring term sheet attached hereto as Exhibit A; and

(3)            the Strategic Review Committee (as defined in the Amendment) shall be formed with respect to each Credit Party in accordance with and as required by the Amendment; and

(y)            Not later than May 10, 2024, the Chief Restructuring Officer (as defined in the Amendment) shall be retained by each Credit Party in accordance with and as required by the Amendment (it being understood that the effectiveness of the employment of the Chief Restructuring Officer shall occur automatically upon the occurrence of the Forbearance Termination Date, but not earlier than such date).

(b)            Not later than May 31, 2024, the Agent shall have received an updated Perfection Certificate duly executed and delivered on behalf of each of the Credit Parties by a responsible officer thereof, in form and substance reasonably satisfactory to the Agent.

(c)            Not later than 60 days after the Effective Date, the Agent shall have received a working capital aging report for the immediately preceding fiscal month in form reasonably satisfactory to the Agent.

(d)            Concurrent with the execution and delivery of the definitive documentation for the Proposed Financings (and in no event later than June 6, 2024), the Agent shall have received payment, in cash, of up to 1.00% of the aggregate proceeds of the Proposed Financings (being $1,750,000) which shall be used to pay outstanding costs and expenses of the Agent and the Lender Group, including fees, disbursements and expenses of Milbank LLP and Quinn Emanuel Urquhart & Sullivan, LLP, each, in its capacity as counsel to the Agent. For the avoidance of doubt, any remaining unpaid fees expenses of such counsel after application of the foregoing shall remain outstanding and payable by the Credit Parties.

Section 4.   Representations and Warranties. Each of the Credit Parties represents and warrants to the Agent and the Lenders that the representations and warranties set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and complete on the Effective Date as if made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and as if each reference to Article III of the Credit Agreement to “this Agreement” included reference to this Agreement.

Forbearance Agreement

Section 5.   Conditions Precedent. The effectiveness of this Agreement and the obligations of the Lender Group hereunder is subject to the satisfaction, or waiver by the Lender Group, of the following conditions:

5.01.   Counterparts. Receipt by Agent of counterparts of this Agreement executed by the Borrowers, each Guarantor, each other party hereto and Lenders constituting the “Required Lenders” under the Credit Agreement.

5.02.   Security Documents. The Agent and its counsel shall be satisfied that all Control Agreements and other Security Documents required under the Loan Documents have been delivered and are in full force and effect, and all required perfection and priority steps with respect thereto shall have been taken.

5.03.   No Default. No Default or Event of Default other than the Specified Defaults shall have occurred and be continuing.

5.04.   Representations and Warranties. As of the Effective Date, the representations and warranties contained in this Agreement, the Credit Agreement and in each other Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

5.05.   Executed Term Sheets. Each of the term sheets for the Proposed Financings shall be executed by the parties thereto.

5.06.   Other. All documents, certificates and instruments relating to this Agreement shall be in form and substance acceptable to the Agent, as conclusively evidenced by Agent’s delivery of its executed counterparty of this Agreement.

Section 6. [Reserved].

Section 7. No Waiver; Reservation of Rights. The Agent and each of the Lenders has not waived, and is not waiving, by the execution of this Agreement or the acceptance of any payments hereunder or under the Credit Agreement any Default or Event of Default (including any Specified Default) whether now existing or hereafter arising under the Credit Agreement or any of the other Loan Documents, or its respective rights, remedies, powers, privileges and defenses arising as a result thereof or otherwise, and no failure on the part of the Agent or the Lenders to exercise and no delay in exercising, including without limitation the right to take any enforcement actions, and no course of dealing with respect to, any right, remedy, power, privilege or defense hereunder, under the Credit Agreement or any other Loan Document, at law or in equity or otherwise, arising as the result of any Default or Event of Default (including any Specified Default) whether now existing or hereafter arising under the Credit Agreement or any of the other Loan Documents or the occurrence thereof or any other action by Credit Parties and no acceptance of partial performance or partial payment by the Agent or the Lenders, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, privilege or defense hereunder, under the Credit Agreement or under any other Loan Document, at law, in equity or otherwise, preclude any other or further exercise thereof or the exercise of any other right, remedy, power, privilege or defense nor shall any failure to specify any Default or Event of Default in this Agreement constitute any waiver of such Default or Event of Default. The rights, remedies, powers, privileges and defenses provided for herein, in the Credit Agreement and the other Loan Documents are cumulative and, except as expressly provided hereunder, may be exercised separately, successively or concurrently at the sole discretion of the Agent and the Lenders, and are not exclusive of any rights, remedies, powers, privileges and defenses provided at law, in equity or otherwise, all of which are hereby expressly reserved. Notwithstanding the existence or content of any communication by or between the Credit Parties and the Agent or any Lender, or any of their representatives, including, but not limited to, any Agent, regarding any Default or Event of Default, no waiver, forbearance, or other similar action by the Agent or any Lender with regard to such Default or Event of Default, whether now existing or hereafter arising under the Credit Agreement or any of the other Loan Documents, shall be effective unless the same has been reduced to writing and executed by an authorized representatives of the percentage of Lenders required under the applicable provisions of the Credit Agreement, the applicable Credit Parties and every other entity deemed necessary or desirable by the percentage of Lenders required under the applicable provisions of the Credit Agreement.

Forbearance Agreement

Section 8. Release. (a) Each Credit Party, on behalf of itself, its Subsidiaries and Affiliates (including, without limitation, William J. Rouhana, Jr. and his affiliated entities), and each of their successors, representatives, assignees and, whether or not claimed by right of, through or under any Credit Party, past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby fully, finally, and forever remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Agent and the Lenders, and the Agent’s and each Lender’s respective successors, representatives, assignees and past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, defenses, rights of setoff, charges, demands, counterclaims, suits, debts, obligations, liabilities, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claim based on or relating to, or in any manner arising from, in whole or in part, tort, breach of contract, actual or constructive fraudulent transfer or fraudulent conveyance or voidable transaction law or similar claim, violation of local, state, or federal or non-U.S. law or breach of any duty imposed by law or in equity, including securities laws, negligence, and gross negligence, any “lender liability” or equitable subordination or recharacterization claims or defenses, including all those arising under the Bankruptcy Code or otherwise and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, circumstance, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with, in respect of or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”).

Notwithstanding the foregoing, in the event that (i) the Lenders terminate the Forbearance Period solely pursuant to clause (iv) of the definition of Forbearance Termination Date (other than as a result of any Event of Default arising from a breach of a Subject Provision or any Event of Default under Section 7.01(h) or (i) of the Credit Agreement) and (ii) such termination by the Lenders is determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from bad faith of the Lenders, then solely in such circumstances the foregoing release shall be null and void.   For purposes of the foregoing sentence, the term "Subject Provision" shall mean each of Section 5.16, Section 5.17, Section 5.18, Section 5.19, Section 5.20, Section 5.21(a), the final sentence of Section 6.06, Section 6.12 and Section 6.13 of the Credit Agreement as amended on the date hereof.

Forbearance Agreement

(b) Each of the Releasing Parties understands, acknowledges and agrees that such Releasing Party is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Each of the Releasing Parties expressly waives and relinquishes any rights and benefits that such Releasing Party may have under Section 1542 or any other statute (whether in California, Delaware or elsewhere) or common law principle of any jurisdiction with a similar effect to the full extent that it may lawfully waive all such rights and benefits pertaining to the subject matter hereof.  In connection with such waiver and relinquishment, each Releasing Party hereby acknowledges that such Releasing Party may hereafter discover facts in addition to, or different from, those that such Releasing Party now knows or believes to exist with respect to the subject matter of this release, but it is such Releasing Party’s intention to fully, finally and forever settle and release any and all Claims and causes of action as set forth in this Section 8, known or unknown, suspected or unsuspected, which do now exist, may exist or heretofore have existed with respect to the subject matter of this release.  In furtherance of this intention, the releases herein given shall be and remain in effect as full and complete releases notwithstanding the discovery or existence of any such additional or different claim of fact.

(c)  Each of the Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d)  Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(e)  Each Releasing Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Lender Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Lender Party on the basis of any Claim released, remised and discharged by such Releasing Party pursuant to this Section 8.

Section 9. Confirmation of Guaranty and Security Documents. Each of the Credit Parties hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, and each of the Guarantors hereby confirms its obligations under Section 2 of the Subsidiary Guarantee Agreement. By its execution on the respective signature lines provided below, each of the Credit Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement without impairing any such obligations or Liens in any respect.

Forbearance Agreement

Section 10. Amendments. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Borrowers and the Required Lenders (or Agent acting at the direction of the Required Lenders).

Section 11. Miscellaneous. Except as herein expressly provided, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect. This Agreement shall constitute a “Loan Document” under the Credit Agreement. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without application of any choice of law provisions that would require the application of the law of another jurisdiction.

[signature pages follow]

Forbearance Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS:

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

REDBOX AUTOMATED RETAIL, LLC

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

Forbearance Agreement

GUARANTORS:

757 FILM ACQUISITION LLC
A SHARP, INC.
AT HOME WITH, LLC
BD PRODUCTIONS, LLC
CHICKEN SOUP FOR THE SOUL STUDIOS, LLC
CHICKEN SOUP FOR THE SOUL TELEVISION GROUP, LLC
CRACKLE PLUS LLC
CSS AVOD INC.
CSSESIG, LLC
DIGITAL MEDIA ENTERPRISES LLC
DIRTY POOL, LLC
GFBS2, LLC
HALCYON STUDIOS, LLC
HALCYON TELEVISION, LLC
ITBB, LLC
LANDMARK STUDIO GROUP, LLC
LGBT TALK, LLC
LOCOMOTIVE GLOBAL, INC.
LSG2020, INC.
MUTUAL AID LLC
PET CAVES, LLC
PH2017, LLC
PIVOTSHARE, INC.
POWERSLAM, LLC
RB SECOND MERGER SUB LLC
REDBOX INCENTIVES, LLC
REDWOOD INTERMEDIATE, LLC
RSHOOD2017, LLC
SAFEHAVEN 2020 INC.
SCREEN MEDIA FILMS, LLC
SCREEN MEDIA VENTURES, LLC
SMV CONTENT, LLC
THE FIXER 2018, LLC
TOFG, LLC
VRP2018, LLC
VRPTC, LLC
WEDDING PRODUCTIONS LLC

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

Forbearance Agreement

FOR PURPOSES OF SECTIONS 5.06 AND 8:

CHICKEN SOUP FOR THE SOUL PRODUCTIONS

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

CHICKEN SOUP FOR THE SOUL LLC

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

FOR PURPOSES OF SECTION 8:

/s/ William J. Rouhana, Jr.

William J. Rouhana, Jr., on behalf of himself and his affiliated entities

Forbearance Agreement

AGENT:

HPS INVESTMENT PARTNERS, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Daniel Wallitt
Name: Daniel Wallitt
Title: Managing Director

Forbearance Agreement

LENDERS:

[As in final executed document]

By: HPS Investment Partners, LLC, Its Investment Manager

By:	/s/ Daniel Wallitt
Name: Daniel Wallitt
Title: Managing Director

Forbearance Agreement

Exhibit A

Restructuring Term Sheet

Forbearance Agreement

ANNEX B

ANNEX A

CONFORMED THROUGH:

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT,

dated as of April 29, 2024

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of August 11, 2022

among

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.
as Primary Borrower,

REDBOX AUTOMATED RETAIL, LLC,

as Original Borrower

THE LENDERS PARTY HERETO,

and

HPS INVESTMENT PARTNERS, LLC,
as Administrative Agent and Collateral Agent

TABLE OF CONTENTS

i

Exhibits and Schedules

Exhibit A	Form of Assignment and Acceptance
Exhibit B	[Intentionally Omitted]
Exhibit C	Form of Solvency Certificate
Exhibit D	Form of Borrowing Request
Exhibit E	Form of Interest Election Request
Exhibit F	VCOC Information Letter
Exhibit G	[Intentionally Omitted]
Exhibit H	Form of Compliance Certificate
Exhibit I	[Intentionally Omitted]
Exhibit J	Form of Non-Bank Tax Certificate
Exhibit K	Form of Intercompany Subordination Terms
Exhibit L	Closing Date Certificate
Exhibit M	Form of Release
Schedule 1.01(A)	Immaterial Subsidiaries
Schedule 1.01(B)	Mortgaged Properties
Schedule 1.01(C)	Hedge Banks
Schedule 1.01(D)	Red box Entertainment, LLC IP Assets
Schedule 2.01	Commitments
Schedule 3.01	Organization and Good Standing
Schedule 3.04	Governmental Approvals
Schedule 3.05	Financial Statements

Schedule 3.07(c)	Notices of Condemnation
Schedule 3.08(a)	Subsidiaries
Schedule 3.08(b)	Subscriptions
Schedule 3.13	Taxes
Schedule 3.21	Insurance
Schedule 3.23	Intellectual Property
Schedule 3.23(b)	Programs
Schedule 3.23(d)	Applications and Registrations Not in Full Force and Effect.
Schedule 5.12	Post-Closing Items
Schedule 6.01	Indebtedness
Schedule 6.02(a)	Liens
Schedule 6.04	Investments
Schedule 6.07	Transactions with Affiliates
Schedule 9.01	Notice Information

v

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 11, 2022 (this “Agreement”), among CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC., a Delaware corporation (the “Primary Borrower”), REDBOX AUTOMATED RETAIL, LLC, a Delaware limited liability company (the “Original Borrower”, and together with the Primary Borrower, individually, a “Borrower” and, collectively, the “Borrowers”), the LENDERS (as defined below) party hereto from time to time, and HPS INVESTMENT PARTNERS, LLC (“HPS”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and Collateral Agent (as defined below) for the Secured Parties (as defined below).

WHEREAS, reference is made to the Credit Agreement, dated as of October 20, 2017, among the Original Borrower, as Borrower, Redwood Intermediate, LLC, as Holdings, the lenders party thereto (the “Existing Lenders”) and HPS Investment Partners, LLC, as administrative agent and collateral agent, as amended by that certain Incremental Assumption and Amendment Agreement dated as of September 7, 2018, that certain Amendment No. 2 dated as of September 30, 2020, that certain Amendment No. 3 dated as of December 28, 2020, that certain Incremental Assumption and Amendment Agreement No. 4 dated as of January 29, 2021, that certain Amendment No. 5 dated as of May 16, 2021, that certain Consent Agreement to Amendment No. 5 to the Credit Agreement dated October 11, 2021, and that certain Incremental Assumption and Amendment Agreement No. 6 dated as of April 15, 2022 and as may be further amended or modified prior to the effectiveness of this Agreement (the “Existing Credit Agreement”);

WHEREAS, the Primary Borrower and its newly formed Subsidiaries, RB First Merger Sub Inc., RB Second Merger Sub LLC and Redwood Opco Merger Sub, on the one hand, and Redbox Entertainment, Inc. and Redwood Intermediate, LLC, on the other hand, have entered into the Acquisition Agreement (as defined below) pursuant to which the Primary Borrower shall acquire, via merger, Redbox Entertainment, Inc. Redwood Intermediate, LLC and its Subsidiaries (the “Acquisition”);

WHEREAS, the Continued Original Closing Date Term Loans (as defined herein) are owing as of the Closing Date without setoff, counterclaim, deduction, offset or defense;

WHEREAS, in connection with the Acquisition, the Primary Borrower has joined the Loan Documents as a Borrower and assumed the outstanding Obligations hereunder,

WHEREAS, the Borrowers have requested that certain Lenders provide the Revolving Facility Commitments; and

WHEREAS, subject to the terms and conditions herein, each Existing Lender who executes and delivers this Agreement as a Lender hereby consents to the amendment and restatement of the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, the Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

Article I

Definitions

Section 1.01         Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR” shall mean, for any day, an interest rate per annum equal to the greater of (a) a fluctuating rate per annum equal to the highest of (i) the Federal Funds Effective Rate in effect for such day plus 0.50%, (ii) the Prime Rate in effect on such day and (iii) the Adjusted Term SOFR for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%, and (b) 2.00%. Any change in such rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR, as the case may be.

“ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.

“ABR Loan” shall mean any ABR Term Loan or ABR Revolving Loan.

“ABR Revolving Facility Borrowing” shall mean a Borrowing comprised of ABR Revolving Loans.

“ABR Revolving Loan” shall mean any Revolving Facility Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II.

“ABR Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II.

“ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Account Control Agreement” shall mean an agreement, in form and substance reasonably satisfactory to the Administrative Agent, which provides for the Collateral Agent to have “control” (as defined in Section 9-104 of the Uniform Commercial Code or Section 8-106 of the Uniform Commercial Code, as applicable) of Deposit Accounts or Securities Accounts, as applicable.

“Acquisition” as defined in the recitals hereto.

“Acquisition Agreement” shall mean the Merger Agreement, dated as of May 10, 2022, by and among the Primary Borrower, RB First Merger Sub Inc., RB Second Merger Sub LLC, Redwood Opco Merger Sub, Redbox Entertainment, Inc. and Redwood Intermediate, LLC and any other agreements or instruments contemplated thereby.

“Adjusted Term SOFR” shall mean, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement, together with its successors and assigns.

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form supplied by the Administrative Agent.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified. For the purposes of this definition, “Control” (including, with correlative meanings, “Controlled by” and “under common Control with”), as applied to any person, shall mean the possession, directly or indirectly, of the power (i) solely for purposes of Section 6.07, to vote 10% or more of the Equity Interests having ordinary voting power for the election of directors of such person or (ii) to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding the foregoing, none of the Agents nor any Lender affiliated or managed by HPS shall be deemed to be an Affiliate of the Borrower or any of its Subsidiaries.

“Affiliate Lender” shall mean each Lender who is an Affiliate of the Primary Borrower.

“Agency Fee Letter” shall mean the Agent Fee Letter, dated as of the date hereof, between the Primary Borrower and HPS Investment Partners, LLC, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Agents” shall mean the Administrative Agent and the Collateral Agent.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement, as may be amended, restated, supplemented or otherwise modified from time to time.

“Agreement Currency” shall have the meaning assigned to such term in Section 9.19.

“All-in Yield” shall mean, as to any Class of Term Loans (including the Term B Loans), the effective yield on such Class of Term Loans, as reasonably determined by the Administrative Agent, in consultation with the Primary Borrower, whether in the form of interest rate, margin, original issue discount, upfront fees, rate floors or otherwise; provided that (i) original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the life of such Loans), and (ii) “All-in Yield” shall not include customary arrangement, commitment, underwriting, structuring or similar fees payable to arrangers (or persons acting in similar roles), in their capacity as such, and not paid or payable generally to the lenders thereunder.

“Anti-Corruption Laws” shall have the meaning assigned to such term in Section 3.26.

“Applicable Commitment Fee” shall mean, for any day, 3.625% per annum.

“Applicable Date” shall have the meaning assigned to such term in Section 9.08(f).

“Applicable Margin” shall mean for any day with respect to any Revolving Facility Loan or Term B Loan

(a)            from and including the Closing Date through the First Reporting Date, (i) with respect to any Loans comprising SOFR Loans, 7.25% per annum, and (ii) with respect to any Loans comprising ABR Loans, 6.25% per annum;

(b)            from and including the First Reporting Date, a percentage, per annum, determined by reference to the Net Secured Leverage Ratio in effect from time to time as set forth below:

Pricing Level	Net Secured Leverage Ratio	Adjusted Term SOFR Rate Loans	ABR Loans
I	> 5.00 to 1.00	7.25%	6.25%
II	> 4.50 to 1.00, but ≤ 5.00 to 1.00	7.00%	6.00%
III	> 4.00 to 1.00, but ≤ 4.50 to 1.00	6.75%	5.75%
IV	> 3.50 to 1.00, but ≤ 4.00 to 1.00	6.50%	5.50%
V	> 3.00 to 1.00, but ≤ 3.50 to 1.00	6.25%	5.25%
VI	≤ 3.00 to 1.00	6.00%	5.00%

provided that in the event that the Borrowers make a PIK Election with respect to any portion of the Loans, then the applicable spread set forth in clauses (a) and (b) shall be increased by 1.00% (in the case of clause (b), in each of the categories in the table set forth in clause (b)).

No change in the Applicable Margin pursuant to clause (b) above shall be effective until the Business Day after the date on which Administrative Agent shall have received the applicable financial statements delivered pursuant to Section 5.04(a) or 5.04(b), as applicable, and a Compliance Certificate pursuant to Section 5.04(d) calculating the Net Secured Leverage Ratio; provided that (A) if such statements and certifications are not delivered in the time periods set forth in such sections for such period, the Applicable Margin shall correspond to Pricing Level I above until such statements and/or certifications are delivered. Upon (x) the occurrence and during the continuation of an Event of Default described in Section 7.01(b), 7.01(c), 7.01(h) or 7.01(i) or (y) at the election of the Required Lenders in respect of any other Event of Default that shall have occurred and be continuing, the Applicable Margin shall in each case correspond to Pricing Level I above as of the date of the occurrence of such Event of Default.

If, as a result of any restatement of or other adjustment by the Primary Borrower to the financial statements of the Borrower and its Subsidiaries, the Administrative Agent determines in good faith that (a) the Net Secured Leverage Ratio as calculated by the Borrowers as of any applicable date was inaccurate and (b) a correct calculation of the Net Secured Leverage Ratio based on such restatement or other adjustment would have resulted in different pricing for any period, then if the corrected calculation of the Net Secured Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall retroactively be obligated to pay to the Administrative Agent, for the benefit of the applicable Lenders, promptly on demand (and, in any event, within five (5) Business Days of such demand) by the Administrative Agent, an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. Any additional interest required to be paid by Borrowers pursuant to the immediately preceding sentence shall not be due and payable until a demand is made for such payment by the Administrative Agent and accordingly, any nonpayment of such additional interest as result of any such inaccuracy shall not constitute a Default (whether retroactively or otherwise), and none of such additional amounts shall be deemed overdue or accrue interest at the Default Rate, in each case at any time prior to the date that is five Business Days following such demand. Nothing in this definition shall limit the right of any Agent or any Lender under Section 2.13(c) or Article VII.

With respect to any Other Term Loan, the “Applicable Margin” set forth in the Incremental Assumption Agreement relating thereto.

“Applicable Period” shall mean an Excess Cash Flow Period.

“Applicable Programs” shall have the meaning assigned to such term in Section 3.23(b).

“Approved Fund” shall have the meaning assigned to such term in Section 9.04(b)(ii).

“Asset Sale” shall mean any loss, damage, destruction or condemnation of, or any Disposition (including any sale and leaseback of assets and any mortgage or lease of Real Property) to any person of, any asset or assets of the Borrower or any Subsidiary.

“Assignee” shall have the meaning assigned to such term in Section 9.04(b)(i).

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent and the Primary Borrower (if required by Section 9.04), in the form of Exhibit A or such other form as shall be approved by the Administrative Agent and reasonably satisfactory to the Primary Borrower.

“Attributable Indebtedness” shall mean, on any date, in respect of any Capitalized Lease of any person, the capitalized amount thereof that would appear on a balance sheet of such person prepared as of such date in accordance with GAAP.

“Availability Period” shall mean the period from and including the Closing Date to but excluding the earlier of the Revolving Facility Maturity Date and, in the case of each of the Revolving Facility Loans and Revolving Facility Borrowings, the date of termination of the Revolving Facility Commitments.

“Available Unused Commitment” shall mean, with respect to a Revolving Facility Lender at any time, the amount by which (a) the applicable Revolving Facility Commitment of such Revolving Facility Lender at such time exceeds (b) the applicable Revolving Facility Credit Exposure of such Revolving Facility Lender at such time.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.23(a).

“Benchmark Replacement” shall mean with respect to any Benchmark Transition Event, the sum of (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Primary Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Primary Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark:

(a)            in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof); or

(b)            in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) continues to be provided on such date.

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)            a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof);

(b)            a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); or

(c)            a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that such Benchmark (or such component thereof) is not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

“Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” shall mean the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder in accordance with Section 2.23 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder in accordance with Section 2.23.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” shall mean, as to any person, the board of directors or other governing body of such person, or if such person is owned or managed by a single entity, the board of directors or other governing body of such entity.

“Borrowers” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.17(a).

“Borrowing” shall mean a group of Loans of a single Type under a single Facility, and made on a single date and, in the case of SOFR Loans, as to which a single Interest Period is in effect.

“Borrowing Date” shall have the meaning assigned to such term in Section 2.03.

“Borrowing Minimum” shall mean (a) in the case of SOFR Loans, $1,000,000 and (b) in the case of ABR Loans, $1,000,000.

“Borrowing Multiple” shall mean (a) in the case of SOFR Loans, $500,000 and (b) in the case of ABR Loans, $250,000.

“Borrowing Request” shall mean a request by the Borrowers in accordance with the terms of Section 2.03 and substantially in the form of Exhibit D or another form approved by the Administrative Agent.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capital Expenditures” shall mean, for any person in respect of any period, the aggregate of all expenditures incurred by such person during such period that, in accordance with GAAP, are or should be included in “additions to property, plant or equipment” or similar items reflected in the statement of cash flows of such person.

“Capitalized Leases” shall mean all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capitalized Lease Obligations” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP; provided that obligations of the Borrower or its Subsidiaries, or of a special purpose or other entity not consolidated with the Borrower and its Subsidiaries, either existing on October 20, 2017 (the “Existing Credit Agreement Original Closing Date”) or created thereafter that (a) initially were not included on the consolidated balance sheet of the Primary Borrower as capital lease obligations and were subsequently recharacterized as capital lease obligations or, in the case of such a special purpose or other entity becoming consolidated with the Borrower and its Subsidiaries were required to be characterized as capital lease obligations upon such consolidation, in either case, due to a change in accounting treatment or otherwise, or (b) did not exist on the Existing Credit Agreement Original Closing Date and were required to be characterized as capital lease obligations but would not have been required to be treated as capital lease obligations on the Existing Credit Agreement Original Closing Date had they existed at that time, shall for all purposes not be treated as Capitalized Lease Obligations or Indebtedness.

“Cash Interest” shall have the meaning assigned to such term in Section 2.13(f)(i).

“Cash Interest Expense” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, Interest Expense for such period to the extent such amounts are paid in cash for such period, excluding, without duplication, in any event (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Borrower or any Subsidiary, including such fees paid in connection with the Transactions and (c) the amortization of debt discounts, if any, or fees in respect of Hedging Agreements; provided, that Cash Interest Expense shall exclude any one time financing fees, including those paid in connection with the Transactions, or upon entering into any amendment of this Agreement.

“Cash Management Agreement” shall mean any agreement to provide to the Borrower or any Subsidiary cash management services for collections, treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services), any demand deposit, payroll, trust or operating account relationships, commercial credit cards, merchant card, purchase or debit cards, non-card e-payables services, and other cash management services, including electronic funds transfer services, lockbox services, stop payment services and wire transfer services.

“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

A “Change in Control” shall be deemed to occur if:

(a)            any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such person, entity or “group” and its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders (or any holding company parent of the Primary Borrower owned directly or indirectly by the Permitted Holders), shall at any time after the Closing Date have acquired direct or indirect beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of voting power of the outstanding Voting Stock of the Primary Borrower having more than the greater of (A) 35% of the ordinary voting power for the election of directors of the Primary Borrower and (B) the percentage of the ordinary voting power for the election of directors of the Primary Borrower owned in the aggregate, directly or indirectly, beneficially, by the Permitted Holders, unless the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the members of the Board of Directors of the Primary Borrower; or

(b)            a “Change in Control” (as defined in the Existing Midcap Facility, any Permitted Refinancing Indebtedness thereof or any indenture or credit agreement in respect of any Junior Financing constituting Material Indebtedness) shall have occurred.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any Lending Office of such Lender or by such Lender’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided, however, that notwithstanding anything herein to the contrary, (x) all requests, rules, guidelines or directives under or issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (y) all requests, rules, guidelines or directives promulgated under or in connection with, all interpretations and applications of, or any compliance by a Lender with any request or directive relating to International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case under clauses (x) and (y) be deemed to be a “Change in Law”, but only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a) and (b) of Section 2.15 generally on other borrowers of loans under United States of America term loan credit facilities.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Chief Restructuring Officer” means an individual acceptable to the Administrative Agent, engaged by the Loan Parties on terms including, without limitation, the scope of the services and fees, acceptable to the Administrative Agent (it being understood that any of Carlin Adrianopoli, Dan Wikel or another restructuring group professional at FTI Consulting, or a restructuring group professional at Phoenix Management, is acceptable to the Administrative Agent subject to the terms of his or her engagement being acceptable to the Administrative Agent).

“Class” shall mean, (a) when used in respect of any Loan or Borrowing, whether such Loan or the Loans comprising such Borrowing are Term B Loans, Other Term Loans or Revolving Facility Loans; and (b) when used in respect of any Commitment, whether such Commitment is in respect of a commitment to make Term B Loans, Other Term Loans or Revolving Facility Loans. Other Term Loans that have different terms and conditions (together with the Commitments in respect thereof) from the Term B Loans or from other Other Term Loans shall each be construed to be in separate and distinct Classes.

“Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“Closing Date” shall mean the date on which all of the conditions precedent in Section 4.02 are satisfied (or waived in accordance with Section 9.08), the amendment and restatement of the Existing Credit Agreement as provided hereby is effective and the Transactions are consummated. The Closing Date occurred on August 11, 2022.

“Closing Date Certificate” shall mean the Closing Date Certificate substantially in the form of Exhibit L.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties and all other property that is subject to any Lien in favor of the Administrative Agent, the Collateral Agent or any Subagent for the benefit of the Secured Parties pursuant to any Security Document.

“Collateral Agent” shall mean the Administrative Agent acting as collateral agent for the Secured Parties, together with its successors and permitted assigns in such capacity.

“Collateral Agreement” shall mean the Amended and Restated Collateral Agreement dated as of the Closing Date as may be amended, restated, supplemented or otherwise modified from time to time, among each Borrower, each Subsidiary Loan Party and the Collateral Agent.

“Collateral and Guarantee Requirement” shall mean the requirement that (in each case subject to Sections 5.10(d), (e) and (g), Section 5.14 and Schedule 5.12):

(a)            on the Closing Date, the Collateral Agent shall have received (i) from each Borrower and each Subsidiary Loan Party (including the Target), a counterpart of the Collateral Agreement and (ii) from each Subsidiary Loan Party (including the Target), a counterpart of the Subsidiary Guarantee Agreement, in each case duly executed and delivered on behalf of such person;

(b)            on the Closing Date, (i)(x) all outstanding Equity Interests of the Borrowers and all other outstanding Equity Interests, in each case, directly owned by the Loan Parties, other than Excluded Securities, and (y) all Indebtedness owing to any Loan Party, other than Excluded Securities, shall have been pledged pursuant to the Collateral Agreement, and (ii) the Collateral Agent shall have received certificates or other instruments (if any) representing such Equity Interests and any notes or other instruments required to be delivered pursuant to the applicable Security Documents, together with stock powers, note powers or other instruments of transfer (if any) with respect thereto endorsed in blank;

(c)            in the case of any person that becomes a Subsidiary Loan Party after the Closing Date, the Collateral Agent shall have received (i) a supplement to the Collateral Agreement and the Subsidiary Guarantee Agreement and (ii) supplements to the other Security Documents, if applicable, in the form specified therefor or otherwise reasonably acceptable to the Administrative Agent, in each case, duly executed and delivered on behalf of such Subsidiary Loan Party;

(d)            after the Closing Date, (x) all outstanding Equity Interests of any person that becomes a Subsidiary Loan Party after the Closing Date and (y) subject to Section 5.10(g), all Equity Interests directly acquired by a Borrower or a Subsidiary Loan Party after the Closing Date, other than Excluded Securities, shall have been pledged pursuant to the Collateral Agreement, together with stock powers or other instruments of transfer (if any) with respect thereto endorsed in blank;

(e)            except as otherwise contemplated by this Agreement or any Security Document, all documents and instruments, including Uniform Commercial Code financing statements, and filings with the United States Copyright Office and the United States Patent and Trademark Office, and all other actions reasonably requested by the Administrative Agent (including those required by applicable Requirements of Law) to be delivered, filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been delivered, filed, registered or recorded or delivered to the Collateral Agent for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Security Document;

(f)            within the time periods set forth in Section 5.10 with respect to Mortgaged Properties encumbered pursuant to said Section 5.10, the Collateral Agent shall have received (i) counterparts of each Mortgage to be entered into with respect to each such Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and suitable for recording or filing in all filing or recording offices that the Administrative Agent may reasonably deem necessary or desirable in order to create a valid and enforceable Lien subject to no other Liens except Permitted Liens, at the time of recordation thereof, (ii) with respect to the Mortgage encumbering each such Mortgaged Property, opinions of counsel regarding the enforceability, due authorization, execution and delivery of the Mortgages and such other matters customarily covered in real estate counsel opinions as the Administrative Agent may reasonably request, in form and substance reasonably acceptable to the Administrative Agent, (iii) with respect to each such Mortgaged Property, the Flood Documentation and (iv) such other documents as the Administrative Agent may reasonably request that are available to the Primary Borrower without material expense with respect to any such Mortgage or Mortgaged Property;

(g)            within the time periods set forth in Section 5.10 with respect to Mortgaged Properties encumbered pursuant to said Section 5.10, the Collateral Agent shall have received (i) a policy or policies or marked up unconditional binder of title insurance with respect to properties located in the United States of America paid for by the Primary Borrower, issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien on the Mortgaged Property described therein, free of any other Liens except Permitted Liens, together with such customary endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request and which are available at commercially reasonable rates in the jurisdiction where the applicable Mortgaged Property is located and (ii) a survey of each Mortgaged Property (including all improvements, easements and other customary matters thereon reasonably required by the Administrative Agent), as applicable, for which all necessary fees (where applicable) have been paid with respect to properties located in the United States of America, which is (A) complying in all material respects with the minimum detail requirements of the American Land Title Association and American Congress of Surveying and Mapping as such requirements are in effect on the date of preparation of such survey and (B) sufficient for such title insurance company to remove all standard survey exceptions from the title insurance policy relating to such Mortgaged Property and issue the customary survey related endorsements or otherwise reasonably acceptable to the Administrative Agent;

(h)           evidence of the insurance required by the terms of Section 5.02 hereof;

(i)             after the Closing Date, the Collateral Agent shall have received (i) such other Security Documents as may be required to be delivered pursuant to Section 5.10, Section 5.14 or the Collateral Agreement, and (ii) upon reasonable request by any Agent, evidence of compliance with any other requirements of Section 5.10 or Section 5.14; and

(j)             the rights of the Loan Parties under the CSS License Agreement and the CSS Management Agreement shall be included in Collateral.

“Commitment Fee” shall have the meaning assigned to such term in Section 2.12(a).

“Commitments” shall mean with respect to any Lender, such Lender’s Revolving Facility Commitment and Term Facility Commitments, as applicable.

“Company Sale Transaction” shall mean one or more sales of all or any part of the business of the Primary Borrower and its Subsidiaries consummated after the Forbearance Termination Date which is acceptable to the Administrative Agent.

“Compliance Certificate” shall mean a certificate from a Financial Officer of the Primary Borrower substantially in the form of Exhibit H or such other form that the Administrative Agent approves in its sole discretion.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Conduit Lender” shall mean any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender; provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Sections 2.15, 2.16, 2.17 or 9.05 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender unless the designation of such Conduit Lender is made with the prior written consent of the Primary Borrower (not to be unreasonably withheld or delayed), which consent shall specify that it is being made pursuant to the proviso in the definition of “Conduit Lender” and provided that the designating Lender provides such information as the Primary Borrower reasonably requests in order for the Primary Borrower to determine whether to provide its consent or (b) be deemed to have any Commitment.

“Conforming Changes” shall mean, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other loan documents).

“Consolidated Debt” at any date shall mean the sum of (without duplication) (i) all Indebtedness (other than letters of credit or bank guarantees, to the extent undrawn and Original Content Financing) consisting of Capitalized Lease Obligations, purchase money Indebtedness, unreimbursed drawings under letters of credit and bank guarantees, Indebtedness for borrowed money, obligations evidenced by bonds, debentures, notes or similar instruments, (ii) Guarantees of Indebtedness described in clause (i) above and (iii) Disqualified Stock of the Borrower and its Subsidiaries determined on a consolidated basis on such date in accordance with GAAP.

“Consolidated Secured Debt” at any date shall mean Consolidated Debt that is secured by a Lien on any asset or property of the Borrower or any of its Subsidiaries.

“Consolidated Net Income” shall mean, with respect to any person for any period, the aggregate of the Net Income of such person and its subsidiaries for such period, on a consolidated basis; provided, however, that, without duplication,

(i)            [reserved],

(ii)            any net after-tax income or loss from Disposed of, abandoned, closed or discontinued operations or fixed assets and any net after-tax gain or loss on the Dispositions of Disposed of, abandoned, closed or discontinued operations or fixed assets shall be excluded,

(iii)           any net after-tax gain or loss (less all fees and expenses or charges relating thereto) attributable to business Dispositions or asset Dispositions other than in the ordinary course of business (as determined in good faith by the management of the Borrower) shall be excluded,

(iv)           any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment or buy-back of indebtedness, Hedging Agreements or other derivative instruments shall be excluded,

(v)      (A)      the Net Income for such period of any person that is not a subsidiary of such person or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent person or a subsidiary thereof in respect of such period and (B) the Net Income for such period shall include any dividend, distribution or other payment in cash (or to the extent converted into cash) received by the referent person or a subsidiary thereof from any person in excess of, but without duplication of, the amounts included in subclause (A)

(vi)           the cumulative effect of a change in accounting principles during such period shall be excluded,

(vii)          non-cash effects of purchase accounting adjustments (including the effects of such adjustments pushed down to such person and its subsidiaries and including the effects of adjustments to (A) deferred rent, (B) Capitalized Lease Obligations or other obligations or deferrals attributable to capital spending funds with suppliers or (C) any deferrals of income) in component amounts required or permitted by GAAP, resulting from the application of purchase accounting or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(viii)         any impairment charges or asset write-offs, in each case pursuant to GAAP, and the amortization of intangibles and other fair value adjustments arising pursuant to GAAP, shall be excluded,

(ix)           any non-cash compensation charge or expenses realized or resulting from stock option plans, employee benefit plans or post-employment benefit plans, or grants or sales of stock, stock appreciation or similar rights, stock options, restricted stock, preferred stock or other rights shall be excluded,

(x)            accruals and reserves that are established or adjusted within twelve months after the Closing Date and that are so required to be established or adjusted in accordance with GAAP or as a result of adoption or modification of accounting policies shall be excluded,

(xi)           non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP and related interpretation shall be excluded,

(xii)          any gain, loss, income, expense or charge resulting from the application of any LIFO method shall be excluded,

(xiii)         any non-cash charges for deferred tax asset valuation allowances shall be excluded,

(xiv)         any currency translation gains and losses related to currency remeasurements of Indebtedness, and any net loss or gain resulting from Hedging Agreements for currency exchange risk, shall be excluded,

(xv)          any deductions attributable to minority interests shall be excluded,

(xvi)         (A) the non-cash portion of “straight-line” rent expense shall be excluded, (B) the cash portion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included, (C) the non-cash amortization of tenant allowances shall be excluded, (D) cash received from landlords for tenant allowances shall be included and (E) to the extent not already included in Net Income, the cash portion of sublease rentals received shall be included (for the avoidance of doubt, the net effect of the adjustments in this clause (xvi) as well as any related adjustments pursuant to clause (vii) above shall be to compute rent expense and rental income on a cash basis for purposes of determining Consolidated Net Income),

(xvii)        [reserved], and

(xviii)       the Net Income of any Subsidiary of such person shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Net Income is not at the time of determination permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, unless such restriction has been legally waived; provided that the Consolidated Net Income of such person shall be increased by the amount of dividends or distributions or other payments actually paid in cash by any such Subsidiary to such person.

“Consolidated Total Assets” shall mean, as of any date of determination, the total assets of the Borrower and the consolidated Subsidiaries without giving effect to any impairment or amortization of the amount of intangible assets since the Closing Date, determined on a consolidated basis in accordance with GAAP, as set forth on the consolidated balance sheet of the Primary Borrower as of the last day of the fiscal quarter most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), as applicable, calculated on a Pro Forma Basis after giving effect to any acquisition or Disposition of a person or assets that may have occurred on or after the last day of such fiscal quarter.

“Content Expenditures” shall mean, for any person in respect of any period, the aggregate of all expenditures incurred by such person during such period that, in accordance with GAAP, are included in “content assets” or similar content-related expenditure items reflected in the statement of cash flows of such person.

“Content IP” shall mean intellectual property and original content related-assets that are produced, acquired or developed by Primary Borrower, a Subsidiary or Permitted Normal Course Obligor (including, for the avoidance of doubt, current and subsequent intellectual property or assets of any kind whatsoever, physical, electronic, digital, intangible or in any other form whatsoever, related to the production, acquisition, exploitation or distribution of the original content and all elements thereof, and all ancillary, subsidiary and derivative rights thereto), that are produced, acquired or developed by Primary Borrower, a Subsidiary or such Permitted Normal Course Obligor; provided that in the case of any intellectual property and original content related-assets acquired by the Primary Borrower or a Subsidiary that is not a Permitted Normal Course Obligor, solely to the extent such intellectual property and original content related-assets are being transferred to a Permitted Normal Course Obligor in connection with such Permitted Normal Course Obligor substantially concurrently entering into a Permitted Normal Course Content Financing permitted under Section 6.1(q) for the purposes of financing the acquisition or creation of such related content.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Controlled Account” shall mean (a) any bank account of any Loan Party that is required to be subject to an Account Control Agreement pursuant to Section 5.14(a) and (b) any other bank account of any Loan Party that may be designated by the Primary Borrower in it is sole discretion from time to time to become subject to an Account Control Agreement, whereupon such bank account shall be considered a Controlled Account from the date it becomes subject to an Account Control Agreement.

“Control Triggering Event” shall occur at any time that an Event of Default shall have occurred and be continuing. Once occurred, a Control Triggering Event shall be deemed to be continuing until no Event of Default shall be continuing.

“Copyrights” shall have the meaning assigned to such term in the Collateral Agreement.

“CSS” shall mean Chicken Soup for the Soul, LLC.

“CSS License Agreement” shall mean the License Agreement entered into as of May 12, 2016, by and between Chicken Soup for the Soul, LLC, as Licensor, and the Primary Borrower (as the same may be amended, restated, supplemented or otherwise modified from time to time as permitted hereunder).

“CSS Management Agreement” shall mean the management agreement dated May 12, 2016, by and between the Primary Borrower and its parent company, Chicken Soup for the Soul, LLC, as amended on August 1, 2019 and March 15, 2021 (as the same may be amended from time to time as permitted hereunder).

“Current Assets” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, the sum of all assets (other than cash and Permitted Investments or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits.

“Current Liabilities” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) accruals of Interest Expense (excluding Interest Expense that is due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals of any costs or expenses related to bonuses, pension and other post-retirement benefit obligations and (e) accruals for add-backs to EBITDA included in clauses (a)(iv), (a)(v) and (a)(vii) of the definition of such term.

“Debt Service” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, Cash Interest Expense for such period, plus scheduled principal amortization of Consolidated Debt for such period.

“Debtor Relief Laws” shall mean the U.S. Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

“Declining Lender” shall have the meaning assigned to such term in Section 2.10(c)(i).

“Default” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean, subject to Section 2.22, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Primary Borrower or the Administrative Agent in writing that it does not intend or expect to comply with its funding obligations hereunder or generally under other agreements in which it commits to extend credit, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by the Administrative Agent or the Primary Borrower, to confirm in writing to the Administrative Agent and the Primary Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Primary Borrower) or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22) upon delivery of written notice of such determination to the Primary Borrower and each Lender.

“Default Rate” shall have the meaning assigned to such term in Section 2.13(c).

“Deposit Account” shall mean a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration received by the Borrower or one of its Subsidiaries in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Primary Borrower, setting forth such valuation, less the amount of cash or Permitted Investments received in connection with a subsequent disposition of such Designated Non-Cash Consideration.

“Disinterested Director” shall mean, with respect to any person and transaction, a member of the Board of Directors of such person who does not have any material direct or indirect financial interest in or with respect to such transaction.

“Dispose” or “Disposed of” shall mean to convey, sell, lease, sell and leaseback, assign, farm-out, transfer or otherwise dispose of any property, business or asset. The term “Disposition” shall have a correlative meaning to the foregoing.

“Disqualified Stock” shall mean, with respect to any person, any Equity Interests of such person that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Loan Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date in effect at the time of issuance thereof (provided, that only the portion of the Equity Interests that so mature or are mandatorily redeemable, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock). Notwithstanding the foregoing: (i) any Equity Interests issued to any employee or to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Primary Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability and (ii) any class of Equity Interests of such person that by its terms authorizes such person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disqualified Stock. For the avoidance of doubt, Primary Borrower’s Series A 9.75% perpetual redeemable preferred stock (Nasdaq Symbol: CSSEP) and any future series of preferred stock of the Borrower or any Subsidiary that contains the same terms (other than with respect to the rate of dividends) as the Series A 9.75% perpetual redeemable preferred stock shall not constitute Disqualified Stock in this Agreement.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiary” shall mean any Subsidiary that is not a Foreign Subsidiary.

“EBITDA” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of the Borrower and its Subsidiaries for such period plus (a) the sum of (in each case without duplication and to the extent the respective amounts described in subclauses (i) through (xvii) of this clause (a) reduced such Consolidated Net Income (and were not excluded therefrom) for the respective period for which EBITDA is being determined):

(i)            provision for Taxes based on income, profits or capital of the Borrower and its Subsidiaries for such period, including, without limitation, state, franchise and similar taxes and foreign withholding taxes (including penalties and interest related to taxes or arising from tax examinations),

(ii)            Interest Expense of the Borrower and its Subsidiaries for such period,

(iii)          depreciation and amortization expenses of the Borrower and its Subsidiaries for such period including the amortization of intangible assets, property and equipment and non-cash amortization of technology expenditures included in cost of revenue, deferred financing fees, original issue discount and amortization of unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits,

(iv)           [reserved],

(v)            any other non-cash charges; provided, that for purposes of this subclause (v) of this clause (a), any non-cash charges or losses shall be treated as cash charges or losses in any subsequent period during which cash disbursements attributable thereto are made (but excluding, for the avoidance of doubt, amortization of a prepaid cash item that was paid in a prior period),

(vi)           the amount of management fees under the CSS Management Agreement permitted to be made in accordance with Section 6.07(b)(xiv);

(vii)          any expenses or charges (other than depreciation or amortization expense as described in the preceding subclause (iii)) related to any issuance of Equity Interests, Investment, acquisition, Disposition, recapitalization or the incurrence, issuance, modification, repurchase, refinancing, amendment or repayment of Indebtedness (in each case, whether or not successful), including (x) such fees, expenses or charges related to this Agreement (other than Transaction Expenses) and (y) any amendment or other modification of the Obligations or other Indebtedness,

(viii)         non-cash amortization of the Primary Borrower’s film library, participation costs and theatrical release costs as well as amortization for acquired program rights,

(ix)           any costs or expense incurred pursuant to any management or employee equity plan or stock option plan, or common stock grants issued to employees, directors and consultants, or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, solely to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Primary Borrower or net cash proceeds of an issuance of Equity Interests of the Primary Borrower,

(x)            [reserved],

(xi)           (A) the amount of any expenses or loss attributable to a New Project, until the date that is 12 months after the date of completing the construction, acquisition, assembling or creation of such New Project, as the case may be, provided, that (1) such losses are reasonably identifiable and factually supportable and certified by a Responsible Officer of the Primary Borrower and (2) losses attributable to such New Project after 12 months from the date of completing such construction, acquisition, assembling or creation, as the case may be, shall not be included in this subclause (xi) and (B) extraordinary, unusual or non-recurring losses, expenses or charges, provided that the aggregate amount added back pursuant to this subclause (xi), together with amounts added back to EBITDA pursuant to clause (i)(B) of the second to last paragraph of the definition of “Pro Forma Basis”, shall not exceed 10.0% of EBITDA for the most recently ended Test Period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped adjustments)),

(xii)          proceeds of business interruption insurance (1) actually received in cash by the Borrower and/or its Subsidiaries during such period or (2) with respect to which Borrower and/or its Subsidiaries have received notification from the insurer that such amount will be reimbursed by the insurer and only to the extent that such amount will be reimbursed within ninety (90) days of the date of such notification (it being understood that to the extent any amount is not actually received in cash by Borrower or its Subsidiaries within such ninety (90) day period, such amount shall be deducted in calculating EBITDA for such fiscal quarters),

(xiii)         [reserved],

(xiv)         business optimization expenses and other restructuring expenses, charges or reserves (which, for the avoidance of doubt, shall include the effect of inventory optimization programs, facility or branch consolidations, retention, severance, relocation, systems establishments, contract terminations, future lease commitments, reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, fees, expenses or charges relating to facility or branch closing costs, rebranding costs, curtailments or modifications to pension and post-retirement employee benefit plans, excess pension charges, acquisition integration costs, facility or branch opening costs, recruiting costs and signing, retention or completion bonuses); provided that the aggregate amount added back pursuant to this subclause (xiv), together with amounts added back to EBITDA pursuant to clauses (xv) and (xvi) below and clause (i)(A) of the second to last paragraph of the definition of “Pro Forma Basis”, shall not exceed 15.0% of EBITDA for the most recently ended Test Period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped adjustments)),

(xv)          transition-related expenses primarily associated with business combinations and Primary Borrower’s strategic shift related to its production business, including non-recurring payroll, redundant non-recurring technology costs, and other transitional costs, all as presented in the Primary Borrower’s public filings; provided that the aggregate amount added back pursuant to this subclause (xv), together with amounts added back to EBITDA pursuant to subclause (xiv) above, subclause (xvi) below and clause (i)(A) of the second to last paragraph of the definition of “Pro Forma Basis”, shall not exceed 15.0% of EBITDA for the most recently ended Test Period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped adjustments)),

(xvi)         all other nonrecurring costs including certain nonrecurring legal, consulting, accounting and other nonrecurring operating expenses, all as presented in the Company’s public filings not covered by (and without duplication of) clause (xi)(B) above; provided that the aggregate amount added back pursuant to this subclause (xvi), together with amounts added back to EBITDA pursuant to subclauses (xiv) and (xv) above and clause (i)(A) of the second to last paragraph of the definition of “Pro Forma Basis”, shall not exceed 15.0% of EBITDA for the most recently ended Test Period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped adjustments)), and

(xvii)       Transaction Expenses paid on or prior to the Closing Date.

minus (b) the sum of (without duplication and to the extent the amounts described in this clause (b) increased such Consolidated Net Income for the respective period for which EBITDA is being determined);

(i)            non-cash items increasing Consolidated Net Income of the Borrower and its Subsidiaries for such period (but excluding any such items (A) in respect of which cash was received in a prior period or (B) which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced EBITDA in any prior period); and

(ii)            any extraordinary, unusual or non-recurring gains and income.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Employee Benefit Plan” shall mean an “employee benefit plan” as defined in Section 3(3) of ERISA which is sponsored, maintained or contributed to by, or required to be contributed to by, the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates, or with respect to which such entities could reasonably be expected to have any liability.

“EMU Legislation” shall mean the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna, the workplace or as otherwise defined in any Environmental Law.

“Environmental Laws” shall mean all applicable laws (including common law), rules, regulations, codes, ordinances, orders, binding agreements, decrees or judgments, promulgated or entered into by or with any Governmental Authority, relating in any way to the Environment, preservation or reclamation of natural resources, the generation, use, transport, management, Release or threatened Release of, or exposure to, any Hazardous Material or to public or employee health and safety matters (to the extent relating to the Environment or Hazardous Materials).

“Environmental Permits” shall have the meaning assigned to such term in Section 3.16.

“Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time and any final regulations promulgated and the rulings issued thereunder.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower or a Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any Reportable Event or the requirements of Section 4043(b) of ERISA apply with respect to a Plan; (b) with respect to any Plan, the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (c) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (d) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (e) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan under Section 4042 of ERISA or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (g) the complete or partial withdrawal of the Borrower, a Subsidiary or any ERISA Affiliate of from any Plan or Multiemployer Plan, if there is any potential liability therefor; (h) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, a Subsidiary or any ERISA Affiliate of any notice, concerning the impending imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA, or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA; (i) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; (j) the withdrawal of any of the Borrower, a Subsidiary or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (k) the imposition of liability on the Borrower, a Subsidiary or any of their respective ERISA Affiliates pursuant to Section 4069 of ERISA or by reason of the application of Section 4212(c); (l) the occurrence of an act or omission which could give rise to the imposition on the Borrower or a Subsidiary or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l) or Section 4071 of ERISA in respect of any Employee Benefit Plan; or (m) the imposition of a lien under Section 430(k) of the Code or ERISA or a violation of Section 436 of the Code.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” shall have the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any Applicable Period, EBITDA of the Borrower and its Subsidiaries on a consolidated basis for such Applicable Period, minus, without duplication (to the extent not financed using the proceeds of the incurrence of long term Indebtedness) (A):

(a)            Debt Service for such Applicable Period and, to the extent added to or not deducted from Net Income in calculating Consolidated Net Income or added to or not deducted from Consolidated Net Income in calculating EBITDA, the amount of any Extraordinary Receipts which have been used to prepay the Term Loans pursuant to Section 2.11(b),

(b)            the amount of any voluntary payment permitted hereunder of term Indebtedness during such Applicable Period (other than any voluntary prepayment of the Term Loans to the extent the subject of Section 2.11(c)) and the amount of any voluntary payments of revolving Indebtedness to the extent accompanied by permanent reductions of any revolving facility commitments (including any voluntary prepayments of the Revolving Facility Commitment) during such Applicable Period to the extent an equal amount of loans thereunder was simultaneously repaid, so long as the amount of such prepayment is not already reflected in Debt Service,

(c)            (i) Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis during such Applicable Period that are paid in cash and (ii) the aggregate consideration paid in cash during the Applicable Period in respect of New Project expenditures and restructuring activities,

(d)            Capital Expenditures, New Project expenditures or payments in respect of planned restructuring activities that the Borrower or any Subsidiary shall, during such Applicable Period, become obligated to make but that are not made during such Applicable Period; provided, that (i) the Primary Borrower shall deliver a certificate to the Administrative Agent not later than the date required for the delivery of the certificate pursuant to Section 2.11(c), signed by a Responsible Officer of the Primary Borrower and certifying that payments in respect of such Capital Expenditures, New Project expenditures or planned restructuring activities are obligated to be made in the following Excess Cash Flow Period; and (ii) any amount so deducted shall not be deducted again in a subsequent Applicable Period,

(e)            Content Expenditures by the Borrower and its Subsidiaries on a consolidated basis during such Applicable Period,

(f)            Taxes paid in cash by the Borrower and its Subsidiaries on a consolidated basis during such Applicable Period or that will be paid within six months after the close of such Applicable Period; provided, that with respect to any such amounts to be paid after the close of such Applicable Period, (i) any amount so deducted shall not be deducted again in a subsequent Applicable Period, and (ii) appropriate reserves shall have been established in accordance with GAAP,

(g)            an amount equal to any increase in Working Capital (other than any increase arising from the recognition or de-recognition of any Current Assets or Current Liabilities upon an acquisition or disposition of a business) of the Borrower and its Subsidiaries for such Applicable Period and any anticipated increase, estimated by the Borrower in good faith, for the following Excess Cash Flow Period,

(h)            cash expenditures made in respect of Hedging Agreements during such Applicable Period, to the extent not reflected in the computation of EBITDA or Interest Expense,

(i)             permitted Restricted Payments paid in cash by the Primary Borrower during such Applicable Period and permitted Restricted Payments paid by any Subsidiary to any person other than the Borrower or any of its Subsidiaries during such Applicable Period, in each case in accordance with Sections 6.06(g),

(j)             amounts paid in cash during such Applicable Period on account of (A) items that were accounted for as non-cash reductions of Net Income in determining Consolidated Net Income or as non-cash reductions of Consolidated Net Income in determining EBITDA of the Borrower and its Subsidiaries in a prior Applicable Period and (B) reserves or accruals established in purchase accounting,

(k)            to the extent not deducted in the computation of Net Proceeds in respect of any asset disposition or condemnation giving rise thereto, the amount of any mandatory prepayment of Indebtedness (other than Indebtedness created hereunder or under any other Loan Document), together with any interest, premium or penalties required to be paid (and actually paid) in connection therewith,

(l)            the amount related to items that were added to or not deducted from Net Income in calculating Consolidated Net Income or were added to or not deducted from Consolidated Net Income in calculating EBITDA to the extent such items represented a cash payment (other than in respect of Transaction Expenses) which had not reduced Excess Cash Flow upon the accrual thereof in a prior Applicable Period, or an accrual for a cash payment, by the Borrower and its Subsidiaries or did not represent cash received by the Borrower and its Subsidiaries, in each case on a consolidated basis during such Applicable Period, and

(m)           the amount of any deductions attributable to minority interests that were added to or not deducted from Net Income in calculating Consolidated Net Income,

plus, without duplication, (B):

(a)            an amount equal to any decrease in Working Capital (other than any decrease arising from the recognition or de-recognition of any Current Assets or Current Liabilities upon an acquisition or disposition of a business) of the Borrower and its Subsidiaries for such Applicable Period,

(b)            all amounts referred to in clauses (A)(b), (A)(c) and (A)(d) above to the extent funded with the sale or issuance of any Equity Interests (including any capital contributions) and any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets and any mortgage or lease of Real Property) to any person of any asset or assets, in each case to the extent there is a corresponding deduction from Excess Cash Flow above,

(c)            (i) to the extent any planned restructuring activities referred to in clause (A)(d) above are not fully implemented within the first ninety days of the following Applicable Period of the Primary Borrower specified in the certificate of the Primary Borrower provided pursuant to clause (A)(d) above, the amount of such payments in respect of planned restructuring activities that were not so implemented in such following Applicable Period plus (ii) to the extent any permitted Capital Expenditures or New Project expenditures referred to in clause (A)(d) above do not occur in the following Applicable Period of the Primary Borrower specified in the certificate of the Primary Borrower provided pursuant to clause (A)(d) above, the amount of such Capital Expenditures, New Project expenditures that were not so made in such following Applicable Period,

(d)            cash payments received in respect of Hedging Agreements during such Applicable Period to the extent (i) not included in the computation of EBITDA or (ii) such payments do not reduce Cash Interest Expense,

(e)            any extraordinary or nonrecurring gain realized in cash during such Applicable Period (except to the extent such gain consists of Net Proceeds or Extraordinary Receipts subject to Section 2.11(b)), and

(f)             the amount related to items that were deducted from or not added to Net Income in connection with calculating Consolidated Net Income or were deducted from or not added to Consolidated Net Income in calculating EBITDA to the extent either (i) such items represented cash received by the Borrower or any Subsidiary or (ii) such items do not represent cash paid by the Borrower or any Subsidiary, in each case on a consolidated basis during such Applicable Period; provided that clause (ii) shall not apply if such items represent reserves or accruals in respect of cash payments that are owed by the Borrower or any Subsidiary in the subsequent Applicable Period for retailer and studio revenue share (provided, further, that any such amounts shall not reduce Excess Cash Flow in the subsequent Applicable Period).

“Excess Cash Flow Period” shall mean each fiscal year of the Primary Borrower, commencing with the fiscal year of the Primary Borrower ending December 31, 2023.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Account” shall mean (i) any Deposit Account used solely for funding payroll or segregating payroll taxes or funding other employee wage or benefit for the then current payroll period, (ii) zero balance accounts the entire balance of which is swept each Business Day to a Deposit Account subject to an Account Control Agreement, (iii) trust, fiduciary or other escrow accounts established for the benefit of third parties in the ordinary course of business in connection with Permitted Business Acquisitions and other Investments permitted pursuant to Section 6.04 or Dispositions permitted hereunder, (iv) any Deposit Account or Securities Account which is used as a cash collateral account subject to Liens permitted by Section 6.02(j), (v) Deposit Accounts maintained by Redbox Incentives LLC and established in connection with the gift card or similar programs or other promotional activity of the Borrower and its Subsidiaries, provided that such Deposit Accounts specified in this clause (v), together with Deposit Accounts or Securities Accounts referred to in clause (vi) below, do not have a cash or Permitted Investments balance at any time exceeding $7,500,000 in the aggregate for all such accounts or (vi) other Deposit Accounts or Securities Accounts that, together with Deposit Accounts referred to in clause (v) above, do not have a cash or Permitted Investments balance at any time exceeding $7,500,000 in the aggregate for all such accounts.

“Excluded Indebtedness” shall mean all Indebtedness not incurred in violation of Section 6.01.

“Excluded Property” shall have the meaning assigned to such term in Section 5.10(g).

“Excluded Securities” shall mean any of the following:

(a)            any Equity Interests or Indebtedness with respect to which the Administrative Agent and the Primary Borrower reasonably agree that the cost or other consequences of pledging such Equity Interests or Indebtedness in favor of the Secured Parties under the Security Documents are likely to be excessive in relation to the value to be afforded thereby;

(b)            in the case of any pledge of voting Equity Interests of any Foreign Subsidiary (in each case, that is owned directly by a Borrower or a Subsidiary Loan Party) to secure the Obligations, any voting Equity Interest of such Foreign Subsidiary in excess of 65% of the outstanding Equity Interests of such class;

(c)            in the case of any pledge of voting Equity Interests of any FSHCO (in each case, that is owned directly by a Borrower or a Subsidiary Loan Party) to secure the Obligations, any voting Equity Interest of such FSHCO in excess of 65% of the outstanding Equity Interests of such class;

(d)            any Equity Interests or Indebtedness to the extent the pledge thereof would be prohibited by any Requirement of Law;

(e)            any Equity Interests of any person that is not a Wholly Owned Subsidiary to the extent (A) that a pledge thereof to secure the Obligations is prohibited by (i) any applicable organizational documents, joint venture agreement or shareholder agreement or (ii) any other contractual obligation with an unaffiliated third party not in violation of Section 6.09(c) binding on such Equity Interests to the extent in existence on the Closing Date or the date of acquisition thereof and not entered into in contemplation thereof (other than in connection with the incurrence of Indebtedness of the type contemplated by Section 6.01(i)) (other than, in this subclause (A)(ii), customary non-assignment provisions which are ineffective under Article 9 of the Uniform Commercial Code or other applicable Requirements of Law), (B) any organizational documents, joint venture agreement or shareholder agreement (or other contractual obligation referred to in subclause (A)(ii) above) prohibits such a pledge without the consent of any other party; provided, that this clause (B) shall not apply if (1) such other party is a Loan Party or a Wholly Owned Subsidiary or (2) consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate the Borrower or any Subsidiary to obtain any such consent) and shall only apply for so long as such organizational documents, joint venture agreement or shareholder agreement or replacement or renewal thereof is in effect, or (C) a pledge thereof to secure the Obligations would give any other party (other than a Loan Party or a Wholly Owned Subsidiary) to any organizational documents, joint venture agreement or shareholder agreement governing such Equity Interests (or other contractual obligation referred to in subclause (A)(ii) above) the right to terminate its obligations thereunder (other than, in the case of other contractual obligations referred to in subclause (A)(ii), customary non-assignment provisions which are ineffective under Article 9 of the Uniform Commercial Code or other applicable Requirement of Law);

(f)             [reserved];

(g)            [reserved];

(h)            any Equity Interests of any Subsidiary to the extent that the pledge of such Equity Interests could reasonably be expected to result in material adverse tax consequences to the Borrower or any Subsidiary as determined in good faith by the Borrower in consultation with the Administrative Agent; and

(i)             any Margin Stock.

“Excluded Subsidiary” shall mean Redbox Entertainment and its Subsidiaries solely to the extent the Original Content Financing pursuant to Section 6.01(h) remains outstanding.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation, unless otherwise agreed between the Administrative Agent and the Primary Borrower. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (i) Taxes imposed on or measured by its overall net income or branch profits (however denominated, and including (for the avoidance of doubt) any backup withholding in respect thereof under Section 3406 of the Code or any similar provision of state, local or foreign law), and franchise (and similar) Taxes imposed on it (in lieu of net income Taxes), in each case by a jurisdiction (including any political subdivision thereof) as a result of such recipient being organized in, having its principal office in, or in the case of any Lender, having its applicable Lending Office in, such jurisdiction, or as a result of any other present or former connection with such jurisdiction (other than any such connection arising solely from this Agreement or any other Loan Documents or any transactions contemplated thereunder), (ii) U.S. federal withholding Tax imposed on any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document that is required to be imposed on amounts payable to a Lender (other than to the extent such Lender is an assignee pursuant to a request by the Primary Borrower under Section 2.19(b) or 2.19(c)) pursuant to laws in force at the time such Lender becomes a party hereto (or designates a new Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new Lending Office (or assignment), to receive additional amounts or indemnification payments from any Loan Party with respect to such withholding Tax pursuant to Section 2.17, (iii) any withholding Tax imposed on any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document that is attributable to the Administrative Agent’s, any Lender’s or any other recipient’s failure to comply with Section 2.17(d) or (e) or (iv) any U.S. federal withholding Tax imposed under FATCA.

“Existing Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“Existing Credit Agreement” as defined in the recitals hereto.

“Existing GPM Company Film Acquisition Advance Facility” shall mean the Film Acquisition Advance Agreement dated as of August 27, 2020 among the Primary Borrower, any of its subsidiaries party thereto and Great Point Media Limited.

“Existing Indenture” shall mean the Indenture, dated as of July 17, 2020, between the Primary Borrower, as Issuer, and U.S. Bank National Association, as Trustee, as supplemented by the First Supplemental Indenture thereto dated as of July 17, 2020.

“Existing Loan Documents” as defined in Section 10.24.

“Existing Loan Parties” means the “Loan Parties” under (and as defined in) the Existing Credit Agreement.

“Existing MEP Company Film Acquisition Advance Facility” shall mean the Film Acquisition Advance Agreements of various dates among the Primary Borrower, any of its Subsidiaries party thereto and MEP.

“Existing Midcap Facility Commitments” shall mean the commitments to provide the Existing Midcap Facility.

“Existing MidCap Facility” shall mean that certain Credit, Security and Guaranty Agreement dated as of May 21, 2021 among the Primary Borrower and its Subsidiaries party thereto as Borrowers, Midcap Financial Trust, in its capacity as Administrative Agent thereunder, and each of the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof), or any Permitted Refinancing Indebtedness in respect of any of the foregoing.

“Existing Notes” shall mean the Primary Borrower’s existing unsecured publicly traded 9.50% notes due July 31, 2025 in an aggregate principal amount of $44,875,000.

“Existing Obligations” means the “Obligations” under (and as defined in) the Existing Credit Agreement.

“Existing Revolving Facility Loans” shall have the meaning assigned to the term “Revolving Facility Loans” under the Existing Credit Agreement.

“Existing Sixth Amendment Incremental Revolving Loans” shall have the meaning assigned to the term “Sixth Amendment Incremental Revolving Loans” under the Existing Credit Agreement.

“Existing Subordinated Obligations Exchange and Cancellation” shall mean that prior to the consummation of the Acquisition, (i) the holders of the B-2 Term Loans under (and as defined in) the Existing Credit Agreement (the “Existing Subordinated Loans”; such holders, the “Existing Subordinated Lenders”) shall have contributed the Existing Subordinated Loans to New Outerwall, Inc. (“New Outerwall”), New Outerwall shall have contributed the Existing Subordinated Loans to Redwood Holdco, LP (“Redwood Holdco”) and Redwood Holdco shall have contributed the Existing Subordinated Loans to Intermediate in exchange for shares of Class B common stock of Redbox Entertainment, Inc. (“RDBX”) and Class A common units of Redwood Intermediate, LLC and RDBX shall have immediately contributed the RDBX Class B shares to Redwood Intermediate, LLC and (ii) upon receipt thereof, Redwood Intermediate, LLC shall have transferred the Existing Subordinated Loans to Redbox Automated Retail, LLC and the Existing Subordinated Loans shall be deemed fully paid and satisfied in full and irrevocably discharged and terminated under the Existing Credit Agreement and cancelled.

“Existing Term B Loans” shall have the meaning assigned to the term “Term B Loans” under the Existing Credit Agreement.

“Existing Term B-1 Loans” shall have the meaning assigned to the term “Term B-1 Loans” under the Existing Credit Agreement.

“Extended Forbearance Date” shall have the meaning set forth in the Forbearance Agreement.

“Extended Forbearance Period” shall mean the period (i) commencing on the date occurring on or prior to June 6, 2024 by which the Initial Prepayment shall have been made in accordance with Section 2.11(f) and the interest thereon and the legal fees specified in Section 3.02(d) of the Forbearance Agreement shall have been paid in full and (ii) ending on the Extended Forbearance Date.

“Extraordinary Receipts” shall mean 100% of the cash proceeds actually received by a Loan Party or any of its Subsidiaries not in the ordinary course of business consisting of federal, state or local Tax refunds, pension plan reversions, judgments, proceeds of settlements, indemnity payments and any funds released from collateral or escrow accounts, in each case, net of (i) such amounts that are required to be remitted to a third person, (ii) attorneys’ fees, accountants’ fees and other fees and expenses incurred or payable in connection therewith, (iii) Taxes paid or payable (in the good faith determination of the Primary Borrower) as a result thereof, and (iv) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to any liabilities related thereto (other than any taxes deducted pursuant to clause (ii) or (iii) above); provided, that if (A) the Primary Borrower shall deliver a certificate of a Responsible Officer of the Primary Borrower to the Administrative Agent promptly following receipt of any such proceeds setting forth the Primary Borrower’s intention to use any portion of such proceeds, within 12 months of such receipt, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and its Subsidiaries or to make Permitted Business Acquisitions permitted under Section 6.04(k) and (B) no Default or Event of Default shall have occurred and be continuing, then such portion of such proceeds shall not constitute Extraordinary Receipts except to the extent not, within 12 months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 12 month period but within such 12 month period are contractually committed to be used, then such remaining portion if not so used within six months following the end of such 12 month period shall constitute Extraordinary Receipts as of such date without giving effect to this proviso) and the aggregate amount of net cash proceeds that may be reinvested in accordance with this proviso shall not exceed $1,000,000 in any fiscal year (and thereafter only net cash proceeds in excess of such amount shall constitute Extraordinary Receipts); provided, further, that (x) no cash proceeds shall constitute Extraordinary Receipts if such cash proceeds constitute Net Proceeds (or, but for the operation of the provisos contained in clause (a) of the definition of “Net Proceeds”, would constitute Net Proceeds), (y) subject to the aggregate cap set forth in clause (z) below (it being understood and agreed that after such aggregate cap in clause (z) below is exceeded in any fiscal year, this clause (y) shall no longer apply for such fiscal year), no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Extraordinary Receipts unless such net cash proceeds shall exceed $2,500,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Extraordinary Receipts) and (z) no net cash proceeds calculated in accordance with the foregoing shall constitute Extraordinary Receipts in any fiscal year until the aggregate amount of all such net cash proceeds otherwise constituting Extraordinary Receipts in such fiscal year shall exceed $10,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Extraordinary Receipts).

“Facility” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that, as of the Closing Date there are two Facilities (i.e., the Term B Facility and the Revolving Facility Commitments and the extensions of credit thereunder) and thereafter, the term “Facility” may include any other Class of Commitments and the extensions of credit thereunder.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), or any current or future regulations promulgated thereunder or official administrative interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreements.

“Federal Funds Effective Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average (rounded upward, if necessary, to a whole multiple of 1/100 of 1.00%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed zero.

“Fees” shall mean the Commitment Fees.

“Financial Advisor” shall mean a financial advisor acceptable to the Administrative Agent engaged by the Borrowers in connection with the Company Sale Transaction pursuant to an engagement letter in form and substance satisfactory the Administrative Agent (it being understood that Solomon Partners and the engagement letter dated October 19, 2023 is acceptable subject to it being amended on or prior to May 3, 2024 to reflect the provisions with respect to the Strategic Review Committee and other provisions with respect to the Financial Advisor of the Forbearance Agreement and the First Amendment). The term “Financial Advisor” shall include any replacement Financial Advisor selected by the Borrowers and acceptable to the Administrative Agent so long as the Borrowers have provided a replacement engagement letter in form and substance satisfactory the Administrative Agent prior to retaining such replacement Financial Advisor.

“Financial Covenant” shall mean the covenant of the Borrowers set forth in Section 6.11.

“Financial Officer” of any person shall mean the Chief Financial Officer or an equivalent financial officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such person.

“First Amendment” means the First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means April 29, 2024.

“First Reporting Date” shall mean the date that the Primary Borrower delivers the financial statements and a related Compliance Certificate for the first full fiscal quarter of the Primary Borrower ending after the Closing Date pursuant to Section 5.04(a) or Section 5.04(b), as applicable, and Section 5.04(d).

“Flood Documentation” shall mean, with respect to each Mortgaged Property located in the United States of America or any territory thereof, (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (to the extent a Mortgaged Property is located in a Special Flood Hazard Area, together with a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the Primary Borrower and the applicable Loan Party relating thereto) and (ii) evidence of flood insurance as required by Section 5.02(c) hereof and the applicable provisions of the Security Documents, each of which shall (A) be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (B) name the Collateral Agent, on behalf of the Secured Parties, as additional insured and loss payee/mortgagee, (C) identify the address of each property located in a Special Flood Hazard Area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto and (D) be otherwise in form and substance reasonably satisfactory to the Administrative Agent.

“Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Floor” shall mean a rate of interest equal to 1.00%.

“Forbearance Agreement” shall mean the Forbearance Agreement, dated as of April 29, 2024, among the Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent and the other parties thereto.

“Forbearance Period” shall have the meaning set forth in the Forbearance Agreement.

“Forbearance Termination Date” shall have the meaning set forth in the Forbearance Agreement.

“Foreign Lender” shall mean any Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

“Foreign Subsidiary” shall mean any Subsidiary that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any state thereof or the District of Columbia.

“FSHCO” shall mean any Subsidiary that owns no material assets other than the Equity Interests of one or more Foreign Subsidiaries that are CFCs and/or of one or more FSHCOs.

“GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis, subject to the provisions of Section 1.02; provided, that any reference to the application of GAAP in Sections 3.13(b), 3.20, 5.03, 5.07 and 6.02(e) to a Foreign Subsidiary (and not as a consolidated Subsidiary of the Primary Borrower) shall mean generally accepted accounting principles in effect from time to time in the jurisdiction of organization of such Foreign Subsidiary.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory or self-regulatory body (including the National Association of Insurance Commissioners and its Securities Valuation Office), court, administrative tribunal, central bank or other entity thereof exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“GRA Equipment Lease” shall mean an equipment lease agreement to be entered into after the First Amendment Effective Date and prior to June 6, 2024, between the Original Borrower, as lessor thereunder, and GRA Capital Group LLC (or an Affiliate thereof), as lessee thereunder, which equipment lease agreement shall be in form and substance consistent with the GRA Term Sheet.

“GRA Line of Credit Facility” shall mean a line of credit agreement to be entered into after the First Amendment Effective Date and prior to June 6, 2024, between the Original Borrower, as the borrower thereunder, and GRA Capital Group LLC (or an Affiliate thereof), as lender thereunder, which line of credit agreement shall be in form and substance consistent with the GRA Term Sheet.

“GRA Term Sheet” shall mean that certain letter agreement regarding the GRA Line of Credit Facility and the GRA Equipment Lease, dated March 18, 2024, between the Original Borrower and GRA Capital Group LLC, as originally in effect without giving effect to any amendments or waivers or other modifications thereto.

“Guarantee” of or by any person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of the guarantor securing any Indebtedness or other obligation (or any existing right, contingent or otherwise, of the holder of Indebtedness or other obligation to be secured by such a Lien) of any other person, whether or not such Indebtedness or other obligation is assumed by the guarantor; provided, however, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or Disposition of assets permitted by this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such person in good faith.

“guarantor” shall have the meaning assigned to such term in the definition of the term “Guarantee.”

“Guarantors” shall mean the Loan Parties other than the Borrowers.

“Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including, without limitation, explosive or radioactive substances or petroleum by products or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas or pesticides, fungicides, fertilizers or other agricultural chemicals, of any nature subject to regulation or which can give rise to liability under any Environmental Law.

“Hedge Bank” shall mean any person that is (or an Affiliate thereof is) listed on Schedule 1.01(C) and any other person reasonably acceptable to the Administrative Agent.

“Hedging Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction, or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or credit spread transaction, repurchase transaction, reserve repurchase transaction, securities lending transaction, weather index transaction, spot contracts, fixed price physical delivery contracts, or any similar transaction or any combination of these transactions, in each case of the foregoing, whether or not exchange traded; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a Hedging Agreement.

“HPS” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Immaterial Subsidiary” shall mean any Subsidiary that did not, as of the last day of the fiscal quarter of the Primary Borrower most recently ended for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b), taken together with all Immaterial Subsidiaries as of such date, have assets with a value in excess of 5% of the Consolidated Total Assets or revenues representing in excess of 5% of total revenues of the Borrower and its Subsidiaries on a consolidated basis as of such date; provided, that the Primary Borrower may elect in its sole discretion to exclude as an Immaterial Subsidiary any Subsidiary that would otherwise meet the definition thereof. Each Immaterial Subsidiary as of the Closing Date shall be set forth in Schedule 1.01(A), and the Primary Borrower shall update such Schedule from time to time after the Closing Date as necessary to reflect all Immaterial Subsidiaries at such time (the selection of Subsidiaries to be added to or removed from such Schedule to be made as the Primary Borrower may determine).

“Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness or in the form of common stock of the Primary Borrower, the accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies.

“Incremental Amount” shall mean, at any time, any amounts so long as immediately after giving effect to the establishment of the commitments in respect thereof (and assuming any Incremental Term Loan Commitments established at such time are fully drawn unless such commitments have been drawn or have otherwise been terminated) and the use of proceeds of the loans thereunder and any related transactions, the Net Secured Leverage Ratio for the Test Period most recently ended, calculated on a Pro Forma Basis after giving effect to the applicable Permitted Business Acquisition or permitted Investment, such use of proceeds and any related transactions, shall not exceed 3.50 to 1.00; provided that net cash proceeds of Incremental Term Loans incurred at such time shall not be netted against the applicable amount of Consolidated Secured Debt for purposes of such calculation of the Net Secured Leverage Ratio at such time.

“Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrowers, the Administrative Agent and, if applicable, one or more Incremental Term Lenders.

“Incremental Term Borrowing” shall mean a Borrowing comprised of Incremental Term Loans.

“Incremental Term Facility” shall mean any Class of Incremental Term Loan Commitments and the Incremental Term Loans made thereunder.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.21, to make Incremental Term Loans to the Borrowers.

“Incremental Term Loans” shall mean (i) Term Loans made by one or more Lenders to the Borrowers pursuant to Section 2.01(c) consisting of additional Term B Loans, (ii) to the extent permitted by Section 2.21 and provided for in the relevant Incremental Assumption Agreement, Other Term Loans, or (iii) any of the foregoing

“Indebtedness” of any person shall mean, if and to the extent (other than with respect to clause (i)) the same would constitute indebtedness or a liability on a balance sheet prepared in accordance with GAAP, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than such obligations accrued in the ordinary course), to the extent that the same would be required to be shown as a long term liability on a balance sheet prepared in accordance with GAAP, (e) all Capitalized Lease Obligations of such person, (f) all net payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding Hedging Agreements, (g) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit (other than cash collateralized letters of credit), (h) the principal component of all obligations of such person in respect of bankers’ acceptances, (i) all indebtedness secured by any Lien on any property or asset owned or held by that person regardless of whether the indebtedness secured thereby shall have been assumed by that person or is nonrecourse to the credit of that person (j) all Guarantees by such person of Indebtedness described in clauses (a) to (i) above, and (k) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Disqualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock); provided, that Indebtedness shall not include (A) trade and other ordinary-course payables, accrued expenses, and intercompany liabilities arising in the ordinary course of business (excluding trade payables incurred in the ordinary course of business that are not overdue by more than 90 days (except where any such trade payable is being disputed in good faith and adequate reserves under GAAP have been established)), (B) prepaid or deferred revenue, (C) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase prices of an asset to satisfy unperformed obligations of the seller of such asset, (D) earn-out obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP, or (E) obligations in respect of Third Party Funds. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness limits the liability of such person in respect thereof.

“Indemnified Taxes” shall mean (a) all Taxes imposed on or with respect to or measured by any payment by or on account of any obligation of any Loan Party hereunder or under any other Loan Document other than Excluded Taxes and (b) to the extent not described in (a), Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Independent Director” shall mean, initially, any two of the following individuals, Sreekant Kasibhatta, John T. Young, Jr. and Robert H. Warshauer, and in the event of the death, incapacity or resignation of any such individual, such other individual determined in accordance with Section 5.18.

“Information” shall have the meaning assigned to such term in Section 3.14(a).

“Initial Prepayment” shall have the meaning assigned to such term in Section 2.11(f).

“Initial Term B Loans” shall mean the term loans deemed made by the Lenders to the Borrowers pursuant to Section 2.01(a) on the Closing Date.

“Intellectual Property” shall have the meaning assigned to such term in the Collateral Agreement.

“Interest Election Request” shall mean a request by the Primary Borrower to convert or continue a Borrowing in accordance with Section 2.07 and substantially in the form of Exhibit E or another form approved by the Administrative Agent.

“Interest Expense” shall mean, with respect to any person for any period, the sum of (a) gross interest expense of such person for such period on a consolidated basis, including the portion of any payments or accruals with respect to Capitalized Lease Obligations allocable to interest expense and excluding amortization of deferred financing fees and original issue discount, debt issuance costs, commissions, fees and expenses, expensing of any bridge, commitment or other financing fees and non-cash interest expense attributable to movement in mark to market of obligations in respect of Hedging Agreements or other derivatives (in each case permitted hereunder) under GAAP and (b) capitalized interest of such person, minus interest income for such period. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by the Borrower and its Subsidiaries with respect to Hedging Agreements, and interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Primary Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Interest Payment Date” shall mean, (a) with respect to any SOFR Loan, (i) the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, (ii) in the case of a SOFR Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and (iii) in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type and (b) with respect to any ABR Loan, the last Business Day of each calendar quarter.

“Interest Period” shall mean, as to any SOFR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1 or 3 months thereafter (or, if agreed to by the Administrative Agent, any shorter period), as the Borrowers may elect; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Investment” shall have the meaning assigned to such term in Section 6.04.

“Judgment Currency” shall have the meaning assigned to such term in Section 9.19.

“Junior Financing” shall mean (i) any Indebtedness (other than intercompany Indebtedness solely among Loan Parties) that is subordinated in right of payment to the Loan Obligations and (ii) any Indebtedness for borrowed money (other than intercompany Indebtedness solely among Loan Parties) incurred by a Loan Party in the form of term loans or bonds that, in each case of this clause (ii), is either unsecured or secured only by Permitted Liens that are junior in right of security to the Liens securing the Loan Obligations.

“Latest Maturity Date” shall mean, at any date of determination, the latest of the latest Revolving Facility Maturity Date and the latest Term Facility Maturity Date, in each case then in effect on such date of determination.

“Lender” shall mean each financial institution listed on Schedule 2.01 (in each case, other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04), as well as any person that becomes a “Lender” hereunder pursuant to Section 9.04 or Section 2.21.

“Lending Office” shall mean, as to any Lender, the applicable branch, office or Affiliate of such Lender designated by such Lender to make Loans.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar monetary encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided, that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Loan Documents” shall mean (i) this Agreement, (ii) the Subsidiary Guarantee Agreement, (iii) the Security Documents, (iv) each Incremental Assumption Agreement, (v) the Agency Fee Letter and (vi) any Note issued under Section 2.09(e).

“Loan Obligations” shall mean (a) the due and punctual payment by each Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Borrowers under this Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of each Borrower owed under or pursuant to this Agreement and each other Loan Document, including obligations to pay fees, premium, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual payment of all obligations of each other Loan Party under or pursuant to each of the Loan Documents.

“Loan Parties” shall mean the Borrowers and the Subsidiary Loan Parties.

“Loans” shall mean the Term Loans and the Revolving Facility Loans.

“Local Time” shall mean New York City time (daylight or standard, as applicable).

“Majority Lenders” of any Facility shall mean, at any time, Lenders under such Facility having Loans and unused Commitments representing more than 50% of the sum of all Loans outstanding under such Facility and unused Commitments under such Facility at such time (subject to the last paragraph of Section 9.08(b)).

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean a material adverse effect on the business, property, operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, or the validity or enforceability of any of the Loan Documents or the rights and remedies of the Administrative Agent and the Lenders thereunder.

“Material Indebtedness” shall mean Indebtedness (other than Loans) of any one or more of the Borrower or any Subsidiary in an aggregate principal amount exceeding $10,000,000.

“Material Real Property” shall mean any parcel or parcels of Real Property located in the United States now or hereafter owned in fee by any Borrower or any Subsidiary Loan Party and having a fair market value (on a per-property basis) of at least $3,000,000 as of (x) the Closing Date, for Real Property now owned or (y) the date of acquisition, for Real Property acquired after the Closing Date, in each case as determined by the Borrower in good faith; provided, that “Material Real Property” shall not include (i) any Real Property in respect of which a Borrower or a Subsidiary Loan Party does not own the land in fee simple or (ii) any Real Property which a Borrower or a Subsidiary Loan Party leases to a third party.

“Material Subsidiary” shall mean any Subsidiary other than an Immaterial Subsidiary.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgaged Properties” shall mean each Material Real Property encumbered by a Mortgage pursuant to Section 5.10.

“Mortgages” shall mean, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents (including amendments to any of the foregoing) delivered with respect to Mortgaged Properties, each in a customary form for the Administrative Agent (with such changes as are reasonably consented to by the Administrative Agent to account for local law matters) and otherwise reasonably satisfactory to the Administrative Agent and the Primary Borrower, in each case, as amended, supplemented or otherwise modified from time to time.

“MUFG Facility” shall mean that certain Credit, Security, Guaranty and Pledge Agreement, dated as of December 29, 2020, among the Redbox Entertainment, LLC, as Borrower, Redbox Entertainment, as Parent, MUFG Union Bank, N.A., in its capacity as Administrative Agent thereunder, and each of the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof).

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any Subsidiary or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions.

“Net Income” shall mean, with respect to any person, the net income (loss) of such person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Proceeds” shall mean:

(a)            100% of the cash proceeds actually received by the Borrower or any Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any Asset Sale under any of Section 6.05(g) or 6.05(m), net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset to the extent such debt or obligations are secured by a Lien permitted hereunder (other than pursuant to the Loan Documents and Liens securing Indebtedness under the Existing Midcap Facility and any Permitted Refinancing Indebtedness in respect thereof and Liens securing any Junior Financing) on such asset, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) Taxes paid or payable (in the good faith determination of the Borrower) as a result thereof, and (iii) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) or (ii) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of its Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be cash proceeds of such Asset Sale occurring on the date of such reduction); provided, that, if (A) the Primary Borrower shall deliver a certificate of a Responsible Officer of the Primary Borrower to the Administrative Agent promptly following receipt of any such proceeds setting forth the Primary Borrower’s intention to use any portion of such proceeds, within 12 months of such receipt, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and its Subsidiaries or to make Permitted Business Acquisitions permitted under Section 6.04(k) or to reimburse the cost of any of the foregoing incurred on or after the date on which the Asset Sale giving rise to such proceeds was contractually committed and (B) no Default or Event of Default shall have occurred and be continuing, then such portion of such proceeds shall not constitute Net Proceeds except to the extent not, within 12 months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 12 month period but within such 12 month period are contractually committed to be used, then such remaining portion if not so used within six months following the end of such 12 month period shall constitute Net Proceeds as of such date without giving effect to this proviso) and the aggregate amount of net cash proceeds that may be reinvested in accordance with this proviso shall not exceed $5,000,000 in any fiscal year (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds); provided, further, that prior to the Forbearance Termination Date (x) no cash proceeds shall constitute Net Proceeds if such cash proceeds constitute Extraordinary Receipts (or, but for the operation of the provisos contained in the definition of “Extraordinary Receipts”, would constitute Extraordinary Receipts), (y) subject to the aggregate cap set forth in clause (z) below (it being understood and agreed that after such aggregate cap in clause (z) below is exceeded in any fiscal year, this clause (y) shall no longer apply for such fiscal year), no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed $2,500,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds) and (z) no net cash proceeds calculated in accordance with the foregoing shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such net cash proceeds otherwise constituting Net Proceeds in such fiscal year shall exceed $10,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds); and

(b)            100% of the cash proceeds from the incurrence, issuance or sale by any Borrower or any Subsidiary Loan Party of any Indebtedness (other than Excluded Indebtedness), net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such incurrence, issuance or sale.

“Net Secured Leverage Ratio” shall mean, on any date, the ratio of (A) (i) without duplication, the aggregate principal amount of any Consolidated Secured Debt of the Borrower and its Subsidiaries outstanding as of the last day of the Test Period most recently ended as of such date less (ii) without duplication, the Unrestricted Cash of the Primary Borrower and its Domestic Subsidiaries as of the last day of such Test Period in an amount not exceeding $20,000,000, to (B) EBITDA for such Test Period, all determined on a consolidated basis in accordance with GAAP; provided, that the Net Secured Leverage Ratio shall be determined for the relevant Test Period on a Pro Forma Basis. For purposes of calculating the Net Secured Leverage Ratio, the following shall be excluded from the numerator thereof: Permitted Normal Course Content Financings that are not secured by any assets of Borrower or any Subsidiary (other than Primary Borrower’s or any Subsidiary’s content distribution rights under distribution agreements with special purpose vehicles established solely for Permitted Normal Course Content Financings).

“Net Total Leverage Ratio” shall mean, on any date, the ratio of (A) (i) without duplication, the aggregate principal amount of any Consolidated Debt of the Borrower and its Subsidiaries outstanding as of the last day of the Test Period most recently ended as of such date less (ii) without duplication, the Unrestricted Cash of the Primary Borrower and its Domestic Subsidiaries as of the last day of such Test Period in an amount not exceeding $20,000,000, to (B) EBITDA for such Test Period, all determined on a consolidated basis in accordance with GAAP; provided, that the Net Total Leverage Ratio shall be determined for the relevant Test Period on a Pro Forma Basis. For purposes of calculating the Net Total Leverage Ratio, the following shall be excluded from the numerator thereof: Permitted Normal Course Content Financings; and Indebtedness in respect of intercompany advances or receivables between one or more of Primary Borrower and any Subsidiaries thereof.

“New Class Loans” shall have the meaning assigned to such term in Section 9.08(f).

“New Project” shall mean each branch or business unit which is either a new branch or business unit or an expansion, relocation, remodeling or substantial modernization of an existing branch or business unit owned by the Borrower or its Subsidiaries which in fact commences operations.

“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.19(c).

“Note” shall have the meaning assigned to such term in Section 2.09(e).

“Obligations” shall mean, collectively, (a) the Loan Obligations and (b)  obligations in respect of any Secured Hedge Agreement.

“OFAC” shall have the meaning provided in Section 3.25(b).

“Ordinary Course of Business” shall mean, in respect of any transaction involving any of the Borrower or its Subsidiaries, the ordinary course of business of such entity, as conducted by such entity in accordance with past practices.

“Original Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Original Closing Date Term Loans” shall have the meaning provided in Section 2.01(a).

“Original Content Financing” have the meaning set forth in Section 6.01(h).

“Other Taxes” shall mean any and all present or future stamp, court or documentary Taxes or any other excise, transfer, sales, property, intangible, mortgage recording or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, registration, delivery or enforcement of, consummation or administration of, from the receipt or perfection of security interest under, or otherwise with respect to, the Loan Documents (but excluding any Excluded Taxes).

“Other Term Loans” shall have the meaning assigned to such term in Section 2.21.

“Owlpoint Facility” shall mean a sublicense agreement with respect to the SMV Library Assets to be entered into after the First Amendment Effective Date and prior to June 6, 2024, among the SMV Sub-Licensor Entities, as sub-licensors, and Owlpoint Capital Management, LLC (or an Affiliate thereof), as sub-licensee, which sublicense agreement shall be in form and substance consistent with the Owlpoint Term Sheet.

“Owlpoint Letter” shall mean that certain letter agreement regarding the Owlpoint Facility, dated March 26, 2024, between the Primary Borrower and Owlpoint Capital Management, LLC, as originally in effect without giving effect to any amendments or waivers or other modifications thereto.

“Owlpoint Term Sheet” shall mean the unexecuted term sheet attached as Exhibit A to the Owlpoint Letter, as originally in effect without giving effect to any amendments or waivers or other modifications thereto.

“Paid in Full” or “Payment in Full” shall mean, with respect to the Obligations:

(a)            payment in full in cash of the principal of, premium and interest (including interest accruing on or after the commencement of any bankruptcy proceeding, whether or not such interest would be allowed in such bankruptcy proceeding) constituting the Obligations;

(b)            payment in full in cash of all other amounts that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification or other contingent obligations for which no claim or demand for payment, whether oral or written, has been made at such time) with respect to the Obligations; and

(c)            termination or expiration of all Revolving Facility Commitments.

“Participant” shall have the meaning assigned to such term in Section 9.04(d)(i).

“Participant Register” shall have the meaning assigned to such term in Section 9.04(d)(ii).

“Participating Member State” shall mean each state so described in any EMU Legislation.

“Patents” shall have the meaning assigned to such term in the Collateral Agreement.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean the Perfection Certificate with respect to the Borrowers and the other Loan Parties in a form reasonably satisfactory to the Administrative Agent, as the same may be supplemented from time to time to the extent required by Section 5.04(g).

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets of, or all or substantially all the Equity Interests (other than directors’ qualifying shares) not previously held by the Borrower and its Subsidiaries in, or merger, consolidation or amalgamation with, a person or division or line of business of a person (or any subsequent investment made in a person or division or line of business previously acquired in a Permitted Business Acquisition), if immediately after giving effect thereto: (i) no Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; (iii) with respect to any such acquisition with cash consideration in excess of $10,000,000, the Primary Borrower shall have, Pro Forma for such acquisition, a Net Secured Leverage Ratio, after giving effect to such acquisition, of 3.75 times or less; (iv) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness except for Indebtedness permitted by Section 6.01; (v) to the extent required by Section 5.10, any person acquired in such acquisition, if acquired by the Primary Borrower or a Domestic Subsidiary, shall be merged into a Borrower or a Subsidiary Loan Party or become upon consummation of such acquisition a Subsidiary Loan Party; (vi) the aggregate cash consideration in respect of such acquisitions and investments in assets that are not owned by the Borrowers or Subsidiary Loan Parties or in Equity Interests of persons that are not Subsidiary Loan Parties or do not become Subsidiary Loan Parties, in each case upon consummation of such acquisition, shall not exceed the greater of (x) $5,000,000 and (y) 0.0165 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period (excluding for purposes of the calculation in this clause (vi), any such assets or Equity Interests that are no longer owned by the Borrower or any of its Subsidiaries); (vii) the Primary Borrower shall have delivered to the Administrative Agent (A) at least three (3) Business Days prior to such proposed acquisition (or such shorter period the Administrative Agent may agree in its reasonable discretion), a certificate of a Financial Officer of the Primary Borrower evidencing compliance with clause (iii) above, and (B) for any acquisition with respect to which the cash consideration therefor is equal to or greater than $15,000,000, promptly upon request by the Administrative Agent, (i) a copy of the purchase agreement related to the proposed Permitted Business Acquisition (and any related material documents reasonably requested by the Administrative Agent) and (ii) monthly and annual financial statements of the person whose Equity Interests or assets are being acquired for the two (2) year period immediately prior to such proposed Permitted Business Acquisition, including any audited financial statements, in each case, to the extent available; and (viii) any person or assets or division as acquired in accordance herewith shall have generated either (A) positive cash flow for the four quarter period most recently ended prior to the date of such acquisition or (B) negative cash flow of not more than $10,000,000 for the four quarter period most recently ended prior to the date of such acquisition (in the case of each sub-clauses (A) and (B), after giving effect to any cost savings, operating expense reductions, and synergies anticipated to be realizable by Primary Borrower in good faith in connection with such acquisition subject to the limitations contained in EBITDA).

“Permitted Holders” shall mean William J. Rouhana, Jr. and his Affiliates (other than any portfolio companies).

“Permitted Investments” shall mean:

(a)            direct obligations of the United States of America or any member of the European Union or any agency thereof or obligations guaranteed by the United States of America or any member of the European Union or any agency thereof, in each case with maturities not exceeding two years from the date of acquisition thereof;

(b)            time deposit accounts, certificates of deposit, money market deposits, banker’s acceptances and other bank deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits in excess of $250,000,000 and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(c)            [reserved];

(d)            commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Primary Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P 1 (or higher) according to Moody’s, or A 1 (or higher) according to S&P (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(e)            securities with maturities of one year or less from the date of acquisition, issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A by Moody’s (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act));

(f)            shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (e) above;

(g)            money market funds that (i) comply with the criteria set forth in Rule 2a 7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;

(h)            time deposit accounts, certificates of deposit, money market deposits, banker’s acceptances and other bank deposits in an aggregate face amount not in excess of 0.5% of the total assets of the Borrower and its Subsidiaries, on a consolidated basis, as of the end of the Primary Borrower’s most recently completed fiscal year; and

(i)            with respect to any Foreign Subsidiary, instruments equivalent to those referred to in clauses (a) through (h) above denominated in the currency of the jurisdiction in which such Foreign Subsidiary is organized comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in such jurisdiction to the extent reasonably required in connection with any business conducted by any Foreign Subsidiary organized in such jurisdiction.

“Permitted Liens” shall have the meaning assigned to such term in Section 6.02.

“Permitted Non-Recourse Factoring Transactions” shall mean non-recourse factoring arrangements between the Borrower or any Subsidiary thereof (each such person, a “Selling Party”) and a third party commercial bank or an Affiliate thereof (each such counterparty, a “Factor”), pursuant to which such Selling Party sells accounts receivables to such Factor in the ordinary course of business of the Borrower and its Subsidiaries; provided that (i) the maximum discount for accounts receivables sold thereunder shall not exceed 5.0% of the face value thereof, (ii) the terms, covenants and termination events and other provisions thereof shall be on market terms (or more favorable to the Borrower and its Subsidiaries), (iii) the risk of credit loss with respect to the accounts receivables subject thereof is transferred to the Factor thereunder, (iv) other than as set forth in clause (v) below in the case of the Selling Party thereto, neither the Borrower nor any of its Subsidiaries shall provide any credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), and (v) the obligations thereunder shall not involve any recourse to the Borrower or any of its Subsidiaries other than to the Selling Party thereto, and such recourse to such Selling Party shall be limited solely to a breach of a customary asset related representation thereunder.

“Permitted Normal Course Content Financing” shall mean Indebtedness of a Permitted Normal Course Obligor that is (i) incurred to fund any production, acquisition, exploitation, development and protection of Content IP of such Permitted Normal Course Obligor, (ii) owing to a co-financier or special purpose vehicle in relation to a co-financed Program, (iii) that is payable to a completion guarantor from the proceeds of a Program to recoup its contribution to the direct negative costs of such Program and other amounts recoupable by such completion guarantor with regard to such Program pursuant to the terms of the applicable completion bond, or (iv) to the extent constituting Indebtedness, unsecured liabilities for acquisitions of rights in any Program, trade payables and unsecured guarantees by Primary Borrower of advance repayments under distribution agreements entered into in connection with the acquisition of Programs, in each case incurred in the Ordinary Course of Business.

“Permitted Normal Course Obligor” shall mean a special purpose vehicle or other special purpose subsidiary of the Primary Borrower or a third-party formed for the purpose of incurring Permitted Normal Course Content Financings and holding no assets other than the Content IP financed by such Permitted Normal Course Content Financings.

“Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided, that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions, expenses, plus an amount equal to any letters of credit undrawn thereunder), (b) except with respect to Section 6.01(i), (i) the final maturity date of such Permitted Refinancing Indebtedness is on or after the earlier of (x) the final maturity date of the Indebtedness being Refinanced and (y) the Latest Maturity Date in effect at the time of incurrence thereof and (ii) the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness is greater than or equal to the lesser of (i) the Weighted Average Life to Maturity of the Indebtedness being Refinanced and (ii) the Weighted Average Life to Maturity of the Class of Term Loans then outstanding with the greatest remaining Weighted Average Life to Maturity, (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Loan Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Loan Obligations on terms in the aggregate not materially less favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, (d) no Permitted Refinancing Indebtedness shall have obligors that are not (or would not have been) obligated with respect to the Indebtedness being so Refinanced (except that a Loan Party may be added as an additional obligor) and (e) if the Indebtedness being Refinanced is secured by Liens on any Collateral (whether senior to, equally and ratably with, or junior to the Liens on such Collateral securing the Loan Obligations or otherwise), such Permitted Refinancing Indebtedness may be secured by such Collateral (including any Collateral pursuant to after-acquired property clauses to the extent any such Collateral secured (or would have secured) the Indebtedness being Refinanced) on terms in the aggregate that are substantially similar to, or not materially less favorable to the Secured Parties than, the Indebtedness being refinanced or on terms otherwise permitted by Section 6.02.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

“PIK Election” shall have the meaning assigned to such term in Section 2.13(f)(i).

“PIK End Date” shall mean February 11, 2024.

“PIK Interest” shall have the meaning assigned to such term in Section 2.13(f)(i).

“PIK Period” shall have mean the period commencing on the Closing Date and ending on the PIK End Date.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) that is (i) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, (ii) sponsored or maintained (at the time of determination or at any time within the five years prior thereto) by the Borrower, any Subsidiary or any ERISA Affiliate, and (iii) in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 9.17(a).

“Pledged Collateral” shall have the meaning assigned to such term in the Collateral Agreement.

“Previously Absent Financial Maintenance Covenant” shall have the meaning assigned to such term in Section 2.21(b)(viii).

“Primary Borrower” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“primary obligor” shall have the meaning assigned to such term in the definition of the term “Guarantee.”

“Prime Rate” shall mean the rate of interest per annum last quoted as the “Prime Rate” in the U.S. by The Wall Street Journal (or, if The Wall Street Journal ceases to quote such rate, another national publication selected by the Administrative Agent).

“Pro Forma Basis” shall mean, as to any person, for any events as described below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”): (i) pro forma effect shall be given to any Disposition, any acquisition, Investment, capital expenditure, construction, repair, replacement, improvement, development, disposition, merger, amalgamation, consolidation (including the Transactions) (or any similar transaction or transactions not otherwise permitted under Section 6.04 or 6.05 that require a waiver or consent of the Required Lenders and such waiver or consent has been obtained), any dividend, distribution or other similar payment, New Project, and any restructurings of the business of the Borrower or any of its Subsidiaries that the Borrower or any of its Subsidiaries has determined to make and/or made and are expected to have a continuing impact and are factually supportable, which would include cost savings resulting from head count reduction, closure of facilities and similar operational and other cost savings, which adjustments the Primary Borrower determines are reasonable as set forth in a certificate of a Financial Officer of the Primary Borrower (the foregoing, together with any transactions related thereto or in connection therewith, the “relevant transactions”), in each case that occurred during the Reference Period (or, in the case of determinations made pursuant to Section 2.21 or Article VI (other than Section 6.11), occurring during the Reference Period or thereafter and through and including the date upon which the relevant transaction is consummated), (ii) in making any determination on a Pro Forma Basis, (x) all Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transactions and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes not to finance any acquisition) issued, incurred, assumed or permanently repaid during the Reference Period (or, in the case of determinations made pursuant to Section 2.21 or Article VI (other than Section 6.11), occurring during the Reference Period or thereafter and through and including the date upon which the relevant transaction is consummated) shall be deemed to have been issued, incurred, assumed or permanently repaid at the beginning of such period, (y) Interest Expense of such person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in the preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rates that would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods, and (z) in giving effect to clause (i) above with respect to each New Project which commences operations and records not less than one full fiscal quarter’s operations during the Reference Period, the operating results of such New Project shall be annualized on a straight line basis during such period, taking into account any seasonality adjustments determined by the Primary Borrower in good faith.

In the event that EBITDA or any financial ratio is being calculated for purposes of determining whether Indebtedness or any Lien relating thereto may be incurred or whether any Investment may be made, the Primary Borrower may elect pursuant to a certificate of a Responsible Officer delivered to the Administrative Agent to treat all or any portion of the commitment relating thereto as being incurred at the time of such commitment, in which case any subsequent incurrence of Indebtedness under such commitment shall not be deemed, for purposes of this calculation, to be an incurrence at such subsequent time.

Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Primary Borrower and may include adjustments to reflect operating expense reductions and other operating improvements, synergies or cost savings reasonably expected to result from any relevant pro forma event (including, to the extent applicable, the Transactions).

Notwithstanding anything to the contrary in this Agreement, (i) for all purposes of determining EBITDA under this Agreement, (A) the aggregate amount of adjustments for operating expense reductions and other operating improvements, synergies or cost savings to EBITDA pursuant to this definition (other than relating to New Projects and subclause (xi) of the definition of “EBITDA”), together with the aggregate amount added to EBITDA pursuant to subclauses (xiv), (xv) and (xvi) of the definition of “EBITDA”, shall not exceed 15% of EBITDA for the most recently ended Test Period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped pro forma adjustments)), (B) the aggregate amount of adjustments for operating expense reductions and other operating improvements, synergies or cost savings to EBITDA pursuant to this definition relating solely to New Projects and extraordinary or unusual or non-recurring losses, expenses or charges, together with the aggregate amount added to EBITDA pursuant to subclause (xi) of the definition of “EBITDA”, shall not exceed 10% of EBITDA for the most recently ended Test Period (calculated prior to giving effect to such capped adjustments (but, for the avoidance of doubt, after giving effect to other uncapped pro forma adjustments)) and (C) actions resulting in operating expense reductions and other operating improvements, synergies or cost savings are, in each case, required to be taken or commenced or expected to be taken or commenced (in the good faith determination of the Primary Borrower) within 6 months after the date any such transaction is consummated and (ii) when calculating the Required Percentage for purposes of Section 2.11(c), any events described in this definition that occurred subsequent to the end of the applicable Reference Period (or Test Period) shall not be given pro forma effect; provided that (x) any costs and expenses to realize operating expense reductions and other operating improvements, synergies or cost savings pursuant to clause (i)(A) of this sentence shall be subject to the 15% cap set forth therein and (y) any costs and expenses to realize operating expense reductions and other operating improvements, synergies or cost savings pursuant to clause (i)(B) of this sentence shall be subject to the 10% cap set forth therein.

The Primary Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Primary Borrower setting forth such operating expense reductions, other operating improvements or synergies and adjustments pursuant to this definition, and information and calculations supporting them in reasonable detail. For purposes of this definition, any amount in a currency other than Dollars will be converted to Dollars based on the average exchange rate for such currency for the most recent twelve month period immediately prior to the date of determination in a manner consistent with that used in calculating EBITDA for the applicable period.

“Pro Forma Compliance” shall mean, at any date of determination, that the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect on a Pro Forma Basis to the relevant transactions (including the assumption, the issuance, incurrence and permanent repayment of Indebtedness), with a Net Total Leverage Ratio less than or equal to 2.00 to 1.00 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries for which the financial statements and certificates required pursuant to Section 5.04 have been delivered.

“Pro Rata Share” shall have the meaning assigned to such term in Section 9.08(f).

“Program” shall mean any television product (including movies of the week, mini-series and series and any episode thereof), motion picture or other audiovisual product, in any case whether recorded on film, videotape, cassette, cartridge, disc or on or by any other means, method, process or device whether now known or hereafter developed, with respect to which a Permitted Normal Course Obligor (i) has an ownership interest in the copyright (in whole or in part) or (ii) acquires any direct or indirect equity interest or participation rights, or any distribution rights, sales agency rights or other rights (including rights as a production services entity). The term “Program” shall include, without limitation, the scenario, screenplay, teleplay or script upon which such Program is based, all of the properties thereof, tangible and intangible, and whether now in existence or hereafter to be made or produced, whether or not in possession of the Permitted Normal Course Obligor, and all rights therein and thereto, of every kind and character. For purposes of this definition as it relates to television or digital product, all episodes of any television series for a broadcast season and all episodes or webisodes of any internet series for a production cycle shall be deemed to constitute one Program.

“Projections” shall mean the projections and any forward-looking statements (including statements with respect to booked business) of the Borrower and its Subsidiaries furnished to the Lenders or the Administrative Agent by or on behalf of the Borrower or any of its Subsidiaries prior to the Closing Date.

“Proposed Financings” shall mean, collectively, (i) the establishment of the Owlpoint Facility permitted under Section 6.01(j) in the aggregate principal amount of $50,000,000, (ii) the establishment of the GRA Line of Credit Facility permitted under Section 6.01(t) in the aggregate principal amount of $65,000,000 and (iii) the establishment of the GRA Equipment Lease permitted under Section 6.01(l) in the aggregate principal amount of $60,000,000.

“Proposed Financing Sources and Uses” shall mean the sources and uses schedule contained in the .pdf entitled “Sources and Uses Phase 1 Draft” provided via email from Reed Smith, counsel to the Borrowers, to Milbank LLP, counsel to the Administrative Agent, at around 6.55pm EST on April 10, 2024, and as supplemented by the email from Reed Smith to Milbank LLP at around 9.58 am EST on April 11, 2024, or subsequent version thereof approved by the Administrative Agent in its sole discretion.

“Public Company Compliance” shall mean compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, the provisions of the Securities Act and the Exchange Act, and the rules of national securities exchange listed companies (in each case, as applicable to companies with equity or debt securities held by the public), including procuring directors’ and officers’ insurance, legal and other professional fees, and listing fees.

“Public Lender” shall have the meaning assigned to such term in Section 9.17(b).

“Qualified Equity Interests” shall mean any Equity Interest other than Disqualified Stock.

“Rate” shall have the meaning assigned to such term in the definition of the term “Type.”

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by any Loan Party, whether by lease, license, or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, incidental to the ownership, lease or operation thereof.

“Redbox Entertainment” shall mean Redbox Holdings, LLC, a Delaware limited liability company.

“Redbox Entertainment IP” shall mean (i) those intellectual property and film assets set forth on Schedule 1.01(D) as of the Closing Date and (ii) intellectual property and original content related-assets that are produced, acquired or developed by Redbox Entertainment and its Subsidiaries (including, for the avoidance of doubt, current and subsequent intellectual property or assets of any kind whatsoever, physical, electronic, digital, intangible or in any other form whatsoever, related to the production, acquisition, exploitation or distribution of the original content and all elements thereof, and all ancillary, subsidiary and derivative rights thereto, that are produced, acquired or developed by Redbox Entertainment and its Subsidiaries on, after or prior to the incurrence of an Original Content Financing).

“Redbox Traditional Business” shall mean Target’s kiosk rental business (including the content with respect thereto) and service business.

“Reference Period” shall have the meaning assigned to such term in the definition of the term “Pro Forma Basis.”

“Refinance” shall have the meaning assigned to such term in the definition of the term “Permitted Refinancing Indebtedness,” and “Refinanced” and “Refinancings” shall have a meaning correlative thereto.

“Register” shall have the meaning assigned to such term in Section 9.04(b)(iv).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Fund” shall mean, with respect to any Lender that is a fund that invests in bank or commercial loans and similar extensions of credit, any other fund that invests in bank or commercial loans and similar extensions of credit and is advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity (or an Affiliate of such entity) that administers, advises or manages such Lender.

“Related Parties” shall mean, with respect to any specified person, such person’s Controlled or Controlling Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such person and such person’s Controlled or Controlling Affiliates.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the Environment.

“Release Letter” shall mean that certain letter agreement, dated as of April 29, 2024, among the Primary Borrower, Original Borrower, the Guarantors party there, the Agents and the Lenders party thereto.

“Relevant Governmental Body” shall mean the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

“Required Lenders” shall mean, at any time, Lenders having (a) Loans outstanding and (b) Available Unused Commitments that, taken together, represent more than 50% of the sum of (x) all Loans outstanding and (y) the total Available Unused Commitments at such time; provided, that the Loans and Available Unused Commitment of any Defaulting Lender and the Loans of Affiliate Lenders shall be disregarded in determining Required Lenders at any time.

“Required Percentage” shall mean, with respect to an Applicable Period, 50%.

“Required Prepayment Lenders” shall mean, at any time, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans at such time (subject to the last paragraph of Section 9.08(b)).

“Required Revolving Facility Lenders” shall mean, at any time, Revolving Facility Lenders having (a) Revolving Facility Loans and Existing Sixth Amendment Incremental Revolving Loans outstanding and (b) Available Unused Commitments that, taken together, represent more than 50% of the sum of (x) all Revolving Facility Loans and Existing Sixth Amendment Incremental Revolving Loans outstanding and (y) the total Available Unused Commitments at such time; provided, that the Revolving Facility Loans and Available Unused Commitment of any Defaulting Lender shall be disregarded in determining Required Revolving Facility Lenders at any time.

“Requirement of Law” shall mean, as to any person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such person or any of its property or assets or to which such person or any of its property or assets is subject.

“Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement, or any other duly authorized employee or signatory of such person.

“Restricted Payments” shall have the meaning assigned to such term in Section 6.06. The amount of any Restricted Payment made other than in the form of cash or cash equivalents shall be the fair market value thereof (as determined by the Borrower in good faith).

“Restructuring Advisor” shall mean a restructuring advisor acceptable to the Administrative Agent engaged by the Borrowers in connection with a restructuring of the Borrowers pursuant to an engagement letter in form and substance satisfactory the Administrative Agent (it being understood that the Administrative Agent would consider a member of FTI Consulting, Riveron Consulting or Richter Consulting to be acceptable, and that Phoenix Management, acting as Restructuring Advisor, and the engagement letter dated April 12, 2024 is acceptable subject to it being amended on or prior to May 3, 2024 to reflect the provisions with respect to the Strategic Review Committee and other provisions with respect to the Restructuring Advisor of the Forbearance Agreement and the First Amendment). The term “Restructuring Advisor” shall include any replacement Restructuring Advisor selected by the Borrowers and acceptable to the Administrative Agent so long as the Borrowers have provided a replacement engagement letter in form and substance satisfactory the Administrative Agent prior to retaining such replacement Restructuring Advisor.

“Restructuring Term Sheet” shall mean the restructuring term sheet attached as Exhibit A to the Forbearance Agreement.

“Restructuring Transactions” shall mean both (i) the sale transactions occurring on and after the Forbearance Termination Date (including, without limitation, the Disposition of non-core assets and/or one or more Company Sale Transactions) and (ii) if approved by the Strategic Review Committee (in consultation with the Lenders), a Chapter 11 pre-arranged restructuring of the Loan Parties on terms consistent with the Restructuring Term Sheet.

“Revolving Facility” shall mean the Revolving Facility Commitments and the extensions of credit made hereunder by the Revolving Facility Lenders.

“Revolving Facility Borrowing” shall mean a Borrowing comprised of Revolving Facility Loans.

“Revolving Facility Commitment” shall mean, with respect to each Revolving Facility Lender, the commitment of such Revolving Facility Lender to make Revolving Facility Loans pursuant to Section 2.01(b), expressed as an amount representing the maximum aggregate permitted amount of such Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and Section 2.10(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04. The initial amount of each Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance or Incremental Assumption Agreement pursuant to which such Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Lenders’ Revolving Facility Commitments on the Closing Date is $80,000,000. On the Closing Date, there is only one Class of Revolving Facility Commitments. Notwithstanding the foregoing, from and after the First Amendment Effective Date, no Revolving Facility Loans may be borrowed hereunder.

“Revolving Facility Credit Exposure” shall mean, at any time, the aggregate principal amount of the Revolving Facility Loans outstanding at such time. The Revolving Facility Credit Exposure of any Revolving Facility Lender at any time shall be the product of (x) such Revolving Facility Lender’s Revolving Facility Percentage and (y) the aggregate Revolving Facility Credit Exposure of all Revolving Facility Lenders, collectively, at such time.

“Revolving Facility Lender” shall mean a Lender with a Revolving Facility Commitment or with outstanding Revolving Facility Loans.

“Revolving Facility Loan” shall mean a Loan made or deemed made by a Revolving Facility Lender pursuant to Section 2.01(b).

“Revolving Facility Maturity Date” shall mean the earliest to occur of (i) February 11, 2025, (ii) the date on which all Term B Loans shall become due and payable in full hereunder, whether by acceleration or otherwise, and (iii) the date the Term B Loans are repaid or prepaid in full.

“Revolving Facility Percentage” shall mean, with respect to any Revolving Facility Lender, the percentage of the total Revolving Facility Commitments represented by such Lender’s Revolving Facility Commitment. If the Revolving Facility Commitments have terminated or expired, the Revolving Facility Percentages shall be determined based upon the Revolving Facility Commitments most recently in effect, giving effect to any assignments pursuant to Section 9.04.

“S&P” shall mean Standard & Poor’s Ratings Group, Inc.

“Sale/Leaseback Transaction” shall have the meaning assigned to such term in Section 6.03.

“Sanctions” shall have the meaning assigned to such term in Section 3.25(b).

“Sanctions Laws” shall have the meaning assigned to such term in Section 3.25(b).

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Secured Hedge Agreement” shall mean any customary Hedging Agreement that is entered into by and between any Loan Party and any Hedge Bank, or any Guarantee by any Loan Party of any Hedging Agreement entered into by and between any Loan Party and any Hedge Bank, for the purpose of hedging interest rate liabilities with respect to the Loans (and not for speculative purposes), to the extent that (i) such Hedging Agreement or such Guarantee, as applicable, is designated in writing by the Primary Borrower to the Administrative Agent as a Secured Hedge Agreement and (ii) the Primary Borrower has delivered substantially final copies (excluding pricing and fee information; provided that the Primary Borrower will deliver pricing information to the Administrative Agent on the date of entry into such Hedging Agreement) of such Hedging Agreement to the Administrative Agent at least five (5) Business Days prior to entry into such Hedging Agreement by the applicable Loan Party party thereto (or such shorter period as the Administrative Agent may agree in its reasonable discretion) (it being understood and agreed that if such Hedging Agreement is not a customary interest rate Hedging Agreement, it shall require the prior written approval of the Administrative Agent to constitute a Secured Hedge Agreement hereunder). Notwithstanding the foregoing, for all purposes of the Loan Documents, any Guarantee of, or grant of any Lien to secure, any obligations in respect of a Secured Hedge Agreement by a Guarantor shall not include any Excluded Swap Obligations.

“Secured Obligations” shall mean the Obligations.

“Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each Lender, each Hedge Bank that is party to any Secured Hedge Agreement and each sub-agent appointed pursuant to Section 8.02 by the Administrative Agent with respect to matters relating to the Loan Documents or by the Collateral Agent with respect to matters relating to any Security Document.

“Securities Account” shall have the meaning assigned to such term in the Uniform Commercial Code.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Documents” shall mean the Mortgages, the Collateral Agreement, the Notice of Grant of Security Interest in Intellectual Property (as defined in the Collateral Agreement), Account Control Agreements, any intercreditor agreement and each of the security agreements, pledge agreements and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.10.

“Similar Business” shall mean any business, the majority of whose revenues are derived from (i) business or activities conducted by the Borrower and its Subsidiaries on the Closing Date, or (ii) any business that is a natural outgrowth or reasonable extension, development or expansion of any such business or any business similar, reasonably related, incidental, complementary or ancillary to any of the foregoing.

“SMV Library Assets” shall mean that portion of the Collateral with respect to the SMV Sub-Licensor Entities consisting of the film and television media assets of the SMV Sub-Licensor Entities.

“SMV Sub-Licensor Entities” shall mean, collectively, Screen Media Ventures, LLC, Halcyon Television, LLC and TOFG, LLC.

“SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” shall mean a Borrowing comprised of SOFR Loans.

“SOFR Lending Office” shall mean, with respect to any Lender, the office of such Lender specified as its “SOFR Lending Office” in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Administrative Agent.

“SOFR Loan” shall mean any SOFR Term Loan or SOFR Revolving Loan.

“SOFR Revolving Facility Borrowing” shall mean a Borrowing comprised of SOFR Revolving Loans.

“SOFR Revolving Loan” shall mean any Revolving Facility Loan bearing interest at a rate determined by reference to the Adjusted Term SOFR in accordance with the provisions of Article II.

“SOFR Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted Term SOFR in accordance with the provisions of Article II.

“Special Flood Hazard Area” shall have the meaning assigned to such term in Section 5.02(c).

“Specified Acquisition Agreement Representations” shall mean the representations and warranties made by or with respect to the Target in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent the Primary Borrower has the right (determined without regard to any notice requirement) not to consummate the Acquisition or to terminate its obligations (or otherwise do not have an obligation to close) as a result of a failure of such representations and warranties in the Acquisition Agreement to be true and correct.

“Specified Existing Midcap Facility Committed Amount” shall mean $40,000,000.

“Specified Representations” shall mean the representations and warranties made in respect of the Primary Borrower, and, to the extent applicable, the Target and its subsidiaries, in Sections 3.01(a) and (d), 3.02(a) and (b)(i)(B), 3.03, 3.10, 3.11, 3.17 (limited to creation, validity and perfection except as provided in the last paragraph of Section 4.02), 3.19, 3.25(a), 3.25(b) (limited to use of proceeds of the loans funded on the Closing Date not in violation of such Section) and 3.26 (limited to use of proceeds of the Loans funded on the Closing Date not in violation of such Section).

“Specified Term Loan Facility Reduction Amount” shall mean $162,887,114.43.

“Strategic Review Committee” means a committee of the Board of Directors of the Primary Borrower and each of its Subsidiaries which shall consist of the Independent Directors and one other independent director who, for the avoidance of doubt, shall not be management or equity holders of the Loan Parties or any affiliates or family members thereof.

“Subagent” shall have the meaning assigned to such term in Section 8.02.

“subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” shall mean, unless the context otherwise requires, a subsidiary of the Primary Borrower.

“Subsidiary Guarantee Agreement” shall mean the Amended and Restated Subsidiary Guarantee Agreement dated as of the Closing Date as may be amended, restated, supplemented or otherwise modified from time to time, between each Subsidiary Loan Party and the Collateral Agent.

“Subsidiary Loan Party” shall mean (a) each Subsidiary of the Primary Borrower that is not an Excluded Subsidiary and (b) any other Subsidiary of the Primary Borrower that may be designated by the Primary Borrower (by way of delivering to the Collateral Agent a supplement to the Collateral Agreement and a supplement to the Subsidiary Guarantee Agreement, in each case, duly executed by such Subsidiary) in its sole discretion from time to time to be a guarantor in respect of the Obligations and the obligations in respect of the Loan Documents, whereupon such Subsidiary shall be obligated to comply with the other requirements of Section 5.10(d) as if it were newly acquired.

“Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Target” shall mean Redbox Entertainment, Inc., Redwood Intermediate, LLC and their respective Subsidiaries.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any Governmental Authority, whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Term B Facility” shall mean Term B Loans made or deemed made hereunder.

“Term B Facility Maturity Date” shall mean the earlier of (i) August 11, 2027 and (ii) the date on which all Term B Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

“Term B Loans” shall mean (a) the Initial Term B Loans and (b) any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrowers pursuant to Section 2.01(c).

“Term Facility” shall mean the Term B Facility and/or any or all of the Incremental Term Facilities.

“Term Facility Commitment” shall mean the commitment of a Lender to make Term Loans, including Term B Loans and/or Other Term Loans.

“Term Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Term B Facility in effect on the Closing Date, the Term B Facility Maturity Date and (b) with respect to any other Class of Term Loans, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.

“Term Loans” shall mean the Term B Loans and/or any other Incremental Term Loans.

“Term SOFR” shall mean,

(a)            for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor (such tenor to be selected by the Primary Borrower in accordance with the definition of “Interest Period”) has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b)            for any calculation with respect to a ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for a one month tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day.

“Term SOFR Adjustment” shall mean means (i) for an interest period of one month, 0.10% per annum, and (ii) for an interest period of three months, 0.15% per annum.

“Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR.

“Term Yield Differential” shall have the meaning assigned to such term in Section 2.21(b)(v).

“Termination Date” shall mean the date on which (a) all Commitments shall have been terminated and (b) the principal of and interest on each Loan, all Fees, premium and all other expenses or amounts payable under any Loan Document and all other Loan Obligations shall have been paid in full in cash (other than in respect of contingent indemnification and expense reimbursement claims not then due).

“Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of the Primary Borrower then most recently ended (taken as one accounting period) for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(b); provided that prior to the first date financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b), the Test Period in effect shall be the four fiscal quarter period ended March 31, 2022.

“Third Party Funds” shall mean any segregated accounts or funds, or any portion thereof, received by Borrower or any of its Subsidiaries as agent on behalf of third parties in accordance with a written agreement that imposes a duty upon Borrower or one or more of its Subsidiaries to collect and remit those funds to such third parties.

“Trademarks” shall have the meaning assigned to such term in the Collateral Agreement.

“Transaction Documents” shall mean the Loan Documents.

“Transaction Expenses” shall mean any fees or expenses incurred or paid by the Borrower or any of its Subsidiaries or any of their Affiliates in connection with the Transactions, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Transactions” shall mean, collectively, the transactions to occur pursuant to the Transaction Documents, including (a) the consummation of the Acquisition; (b) the execution, delivery and performance of the Loan Documents, the creation of the Liens pursuant to the Security Documents and the initial Borrowings and deemed making of Loans hereunder and the use of proceeds thereof and (c) the payment of all fees and expenses to be paid and owing in connection with the foregoing.

“Transition Period” shall mean the period commencing on the Closing Date and ending on August 11, 2024.

“Type” shall mean, when used in respect of any Loan or Borrowing, the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include the Adjusted Term SOFR and the ABR.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“Unrestricted Cash” shall mean, at any time, with respect to any Loan Party, the aggregate amount of cash and Permitted Investments of the Loan Parties held in Controlled Accounts (and which cash and Permitted Investments are not subject to any Liens other than the Liens created hereunder and Liens permitted by Section 6.02(n)), to the extent that the use of such cash or Permitted Investments for application to the payment of the Obligations is not prohibited by law or any contract or other agreement.

“U.S. Bankruptcy Code” shall mean Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“USCO” shall mean the United States Copyright Office.

“U.S. Lender” shall mean any Lender other than a Foreign Lender.

“Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107 56 (signed into law October 26, 2001)).

“VCOC Information Letter” shall mean a VCOC Information Letter substantially in the form of Exhibit F or such other form as shall be approved by the Administrative Agent and reasonably satisfactory to the Primary Borrower.

“Voting Stock” shall mean, with respect to any person, such person’s Equity Interests having the right to vote for the election of directors of such person under ordinary circumstances.

“Warrant Agreement” shall mean the Warrant Agreement, dated as of the date hereof, between the Primary Borrower and the Lenders listed as warrant holders on Schedule 1 thereto.

“Warrants” shall mean the warrants issued by Primary Borrower, exercisable for the number of shares of Class A common stock, par value $0.0001 per share, of Chicken Soup for the Soul Entertainment Inc. representing 4.50% of the total voting and economic Equity Interests of Chicken Soup for the Soul Entertainment Inc. for an exercise price of $.0001 per share, which warrants may be exercised from and after the Closing Date for a period of five (5) years.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly Owned Domestic Subsidiary” shall mean a Wholly Owned Subsidiary that is also a Domestic Subsidiary.

“Wholly Owned Subsidiary” of any person shall mean a subsidiary of such person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned by such person or another Wholly Owned Subsidiary of such person. Unless the context otherwise requires, “Wholly Owned Subsidiary” shall mean a Subsidiary of the Primary Borrower that is a Wholly Owned Subsidiary of the Primary Borrower.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Working Capital” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided, that, for purposes of calculating Excess Cash Flow, increases or decreases in Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02         Interpretation Generally.

(a)          Terms Generally. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, that, if the Primary Borrower notifies the Administrative Agent that the Primary Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Primary Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any changes in GAAP after the Closing Date, any lease of the Borrower or its Subsidiaries, or of a special purpose or other entity not consolidated with the Borrower and its Subsidiaries at the time of its incurrence of such lease, that would be characterized as an operating lease under GAAP in effect on the Closing Date (whether such lease is entered into before or after the Closing Date) shall not constitute Indebtedness or a Capitalized Lease Obligation of the Borrower or any Subsidiary under this Agreement or any other Loan Document as a result of such changes in GAAP. Unless the context otherwise requires, for all purposes of this Agreement and the Loans, references to “principal amount” of the Loans include any increase in the principal amount of the outstanding Loans as a result of the payment of PIK Interest.

(b)          References to the Borrower and Subsidiaries. For all purposes of this Agreement and the other Loan Documents, (i) references to “the Borrower and its Subsidiaries”, “the Borrower or any of its Subsidiaries”, “the Borrower and each of its Subsidiaries”, “the Borrower and its consolidated subsidiaries”, the “Borrower or any Subsidiary” or words of similar import shall mean the “the Primary Borrower and its Subsidiaries”, “the Primary Borrower or any of its Subsidiaries”, “the Primary Borrower and each of its Subsidiaries”, “the Primary Borrower and its consolidated subsidiaries” and the “Primary Borrower or any Subsidiary”, respectively, and (ii) references to a determination “in good faith by the Borrower” shall mean a determination “in good faith by the Primary Borrower”.

Section 1.03         Effectuation of Transactions. Each of the representations and warranties of the Borrowers contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions, unless the context otherwise requires.

Section 1.04         Timing of Payment or Performance. Except as otherwise expressly provided herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a specified day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.

Section 1.05         Times of Day. Unless otherwise specified herein, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

Section 1.06         Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Primary Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Primary Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.07         Effect of Amendment and Restatement. On the Closing Date, the Existing Credit Agreement shall be amended and restated in its entirety in the form hereof.

Article II

The Credits

Section 2.01         Commitments.

(a)          Continued Term Loans. Immediately prior to the Closing Date, (i) Existing Term B Loans in the aggregate principal amount of $221,208,273.90, together with accrued and unpaid interest thereon in the amount of $4,346,680.64, (ii) Existing Term B-1 Loans in the aggregate principal amount of $65,300,036.78, together with accrued and unpaid interest thereon in the amount of $1,283,127.44, and (iii) Existing Revolving Facility Loans in the aggregate principal amount of $33,403,520.39, together with accrued and unpaid interest thereon in the amount of $232,589.70, were, in each case, outstanding under the Existing Credit Agreement as set forth on Schedule 2.01 (the loans described in the foregoing clauses (i) through (iii), collectively, the “Original Closing Date Term Loans”). The parties hereto agree that subject to and upon the terms and conditions set forth herein, on the Closing Date, after giving effect to the continuation of the Original Closing Date Term Loans hereunder and the capitalization of the accrued and unpaid interest thereon and addition thereof to the principal amount of the Original Closing Date Term Loans on the Closing Date, the aggregate outstanding principal amount of Original Closing Date Term Loans continued and outstanding hereunder is $325,774,228.85 (such continued Original Closing Date Term Loans, the “Initial Term B Loans”). The Initial Term B Loans of each Lender on the Closing Date is set forth on Schedule 2.01. All Initial Term B Loans shall remain outstanding as of the Closing Date and shall be Term Loans for all purposes of this Agreement and the other Loan Documents. Any amount of Initial Term B Loans repaid or prepaid may not be reborrowed;

(b)          Revolving Facility Loans. Subject to the terms and conditions set forth herein, each Revolving Facility Lender agrees to make Revolving Facility Loans in Dollars to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Facility Credit Exposure exceeding such Lender’s Revolving Facility Commitment or (ii) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments. It is understood and agreed that each Revolving Facility Lender shall be deemed to have made, on the Closing Date, a Revolving Facility Loan to the Borrowers in an aggregate amount equal to the sum of (i) the Existing Sixth Amendment Incremental Revolving Loans of such Lender outstanding under the Existing Credit Agreement immediately prior to the Closing Date plus (ii) an amount equal to all accrued and unpaid interest and fees thereon. The Borrowers and the Lenders agree that the outstanding principal amount of the Revolving Facility Loans of each Revolving Facility Lender on the Closing Date, after giving effect to such deemed Borrowing and any additional Borrowing of Revolving Facility Loans on the Closing Date, is set forth opposite such Revolving Facility Lender’s name on Schedule 2.01 under the column entitled “Closing Date Revolving Facility Loan Amount” and the aggregate principal amount of Revolving Facility Loans outstanding hereunder on the Closing Date for all Revolving Facility Lenders is $57,739,938.64. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Facility Loans.

(c)          Incremental Term Loans. Subject to the terms and conditions set forth herein, each Lender having an Incremental Term Loan Commitment agrees, subject to the terms and conditions set forth in the applicable Incremental Assumption Agreement, to make Incremental Term Loans to the Borrowers, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment,

The amounts of Term Loans borrowed or deemed borrowed under Section 2.01(a) or Section 2.01(c) that are repaid or prepaid may not be reborrowed.

Section 2.02         Loans and Borrowings.

(a)          Each Loan shall be made as part of a Borrowing consisting of Loans under the same Facility and of the same Type made by the Lenders ratably in accordance with their respective Commitments under the applicable Facility. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)          Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or SOFR Loans as the Borrowers may request in accordance herewith. Each Lender at its option may make any ABR Loan or SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.15 or 2.17 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise.

(c)          At the commencement of each Interest Period for any SOFR Revolving Facility Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. At the time that each ABR Revolving Facility Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in more than (i) 10 SOFR Borrowings outstanding under all Term Facilities at any time and (ii) 10 SOFR Borrowings outstanding under all Revolving Facilities at any time. Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(d)          Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing of any Class if the Interest Period requested with respect thereto would end after the Revolving Facility Maturity Date or the Term Facility Maturity Date for such Class, as applicable.

(e)          On and as of the First Amendment Effective Date, no Revolving Facility Loans shall be borrowed.

Section 2.03          Requests for Borrowings. To request a Revolving Facility Borrowing and/or an Incremental Term Borrowing, the Borrowers shall notify the Administrative Agent of such request in writing in the form of a Borrowing Request signed by the Primary Borrower by hand delivery or electronic means (a) in the case of a SOFR Borrowing, not later than 12:00 noon, Local Time, (x) at least five (5) Business Days in advance of the proposed Borrowing Date in the case of a Revolving Facility Borrowing in an amount less than $5,000,000, and (y) at least fifteen (15) Business Days in advance of the proposed Borrowing Date in the case of a Revolving Facility Borrowing in an amount greater than or equal to $5,000,000 or (b) in the case of an ABR Borrowing, not later than 11:00 a.m. Local Time, (x) at least five (5) Business Days in advance of the proposed Borrowing Date in the case of a Revolving Facility Borrowing in an amount less than $5,000,000, and (y) at least fifteen (15) Business Days in advance of the proposed Borrowing Date in the case of a Revolving Facility Borrowing in an amount greater than or equal to $5,000,000 provided, that, (i) to request a SOFR Borrowing or ABR Borrowing on the Closing Date, the Primary Borrower shall notify the Administrative Agent of such request in writing (which may be by electronic means) not later than 5:00 p.m., Local Time, one Business Day prior to the Closing Date (or such later time as the Administrative Agent may agree), and (ii) any such notice of an Incremental Term Borrowing may be given at such time as provided in the applicable Incremental Assumption Agreement. Each such written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)           whether such Borrowing is to be a Borrowing of Term Loans or Revolving Facility Loans, as applicable;

(ii)          the aggregate amount of the requested Borrowing;

(iii)         the date of such Borrowing, which shall be a Business Day (the “Borrowing Date”);

(iv)         whether such Borrowing is to be an ABR Borrowing or a SOFR Borrowing;

(v)          in the case of a SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vi)         the location and number of the Borrower’s account to which funds are to be disbursed.

If no election as to the currency of any Revolving Facility Borrowing is made, then the requested Borrowing shall be made in Dollars. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested SOFR Borrowing, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04         [Reserved].

Section 2.05         [Reserved].

Section 2.06         Funding of Borrowings.

(a)          Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Upon receipt of all funds requested in the applicable Borrowing Request, the Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account or accounts designated by the Primary Borrower as specified in the applicable Borrowing Request.

(b)          Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with clause (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of (A) the Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to ABR Loans at such time. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(c)          The foregoing notwithstanding, the Administrative Agent, in its sole discretion, may from its own funds make a Revolving Facility Loan on behalf of the Lenders. In such event, the applicable Lenders on behalf of whom the Administrative Agent made the Revolving Facility Loan shall reimburse the Administrative Agent for all or any portion of such Revolving Facility Loan made on its behalf upon written notice given to each applicable Lender not later than 2:00 p.m., Local Time, on the Business Day such reimbursement is requested. The entire amount of interest attributable to such Revolving Facility Loan for the period from and including the date on which such Revolving Facility Loan was made on such Lender’s behalf to but excluding the date the Administrative Agent is reimbursed in respect of such Revolving Facility Loan by such Lender shall be paid to the Administrative Agent for its own account.

Section 2.07         Interest Elections.

(a)          Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)         To make an election pursuant to this Section, the Primary Borrower shall notify the Administrative Agent of such election in writing by hand delivery or electronic means an Interest Election Request signed by the Primary Borrower, by the time that a Borrowing Request would be required under Section 2.03 if the Primary Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.

(c)          Each written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)           the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)          the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)         whether the resulting Borrowing is to be an ABR Borrowing or a SOFR Borrowing; and

(iv)         if the resulting Borrowing is a SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

If any such Interest Election Request requests a SOFR Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration. If less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall be in an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum and satisfy the limitations specified in Section 2.02(c) regarding the maximum number of Borrowings of the relevant Type.

(d)          Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)          If the Primary Borrower fails to deliver a timely Interest Election Request with respect to a SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders, so notifies the Primary Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a SOFR Borrowing and (ii) unless repaid, each SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Notwithstanding the foregoing provisions of this Section 2.07, each Class of Term Loans bearing interest at the Adjusted Term SOFR shall have the same Interest Period.

Section 2.08         Termination and Reduction of Commitments.

(a)          The Borrowers may at any time terminate, or from time to time reduce, the Revolving Facility Commitments; provided, that (i) each reduction of the Revolving Facility Commitments shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000 (or, if less, the remaining amount of the Revolving Facility Commitments) and (ii) the Borrowers shall not terminate or reduce the Revolving Facility Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility Loans in accordance with Section 2.11, the Revolving Facility Credit Exposure would exceed the total Revolving Facility Commitments.

(b)          If at any time, and from time to time, the Existing Midcap Facility Commitments are increased to an amount greater than the Specified Existing Midcap Facility Committed Amount, the Revolving Facility Commitments shall be automatically reduced by on a dollar-for-dollar basis by the amount by which the actual Existing Midcap Facility Commitments exceed the Specified Existing Midcap Facility Committed Amount.

(c)          The Primary Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Facility Commitments under paragraph (a) of this Section 2.08 at least three Business Days prior to the effective date of such termination or reduction (or such shorter period acceptable to the Administrative Agent), specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Primary Borrower pursuant to this Section 2.08 shall be irrevocable; provided, that a notice of termination or reduction of Revolving Facility Commitments delivered by the Primary Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Primary Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

Section 2.09         Repayment of Loans; Evidence of Debt.

(a)          Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Facility Lender the then unpaid principal amount of each Revolving Facility Loan to the Borrowers on the Revolving Facility Maturity Date applicable to such Revolving Facility Loans as provided in Section 2.10(b) and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10(a).

(b)          Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)          The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Facility and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)         The entries made in the accounts maintained pursuant to clause (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement; provided further, that if such accounts are inconsistent with the Register, the Register shall prevail.

(e)          Any Lender may request that Loans made by it be evidenced by a promissory note (a “Note”). In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form approved by the Administrative Agent and reasonably acceptable to the Primary Borrower. Thereafter, unless otherwise agreed to by the applicable Lender, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein and its registered assigns.

Section 2.10         Repayment of Term Loans, Revolving Facility Commitments and Revolving Facility Loans.

(a)         To the extent not previously paid, outstanding Term Loans shall be due and payable on the applicable Term Facility Maturity Date.

(b)         To the extent not previously paid, outstanding Revolving Facility Loans shall be due and payable on the Revolving Facility Maturity Date.

(c)          Repayment or Prepayment of the Loans from:

(i)           all Net Proceeds or Extraordinary Receipts pursuant to Section 2.11(b) and Excess Cash Flow pursuant to Section 2.11(c) shall be allocated to the Class or Classes of Term Loans determined pursuant to Section 2.10(d); provided, that any Lender, at its option, may elect to decline any such prepayment of any Term Loan held by it if it shall give written notice to the Administrative Agent thereof by 5:00 p.m. Local Time at least three Business Days prior to the date of such prepayment (any such Lender, a “Declining Lender”) and on the date of any such prepayment, any amounts that would otherwise have been applied to prepay Term Loans owing to Declining Lenders shall instead be reoffered to the non-Declining Lenders on a pro rata basis and, if such Lenders elect to decline such amounts retained by the Borrowers for application for any purpose not prohibited by this Agreement, and

(ii)          any optional prepayments of the Term Loans pursuant to Section 2.11(a) shall be applied so that the aggregate amount of such prepayment is allocated among the Term B Loans pro rata based on the aggregate principal amount of outstanding Term B Loans.

(d)          Any mandatory prepayment or repayment of Term Loans pursuant to Section 2.11(b), (c) or (f) shall be applied so that the aggregate amount of such prepayment is allocated among the Term B Loans, the Term B-1 Loans and the Other Term Loans, if any, pro rata based on the aggregate principal amount of outstanding Term B Loans, Term B-1 Loans and Other Term Loans, if any. Prior to any prepayment of any Loan under any Facility hereunder, the Primary Borrower shall select the Borrowing or Borrowings under the applicable Facility to be prepaid and shall notify the Administrative Agent in writing (which may be by electronic means) of such selection not later than 2:00 p.m., Local Time, (i) in the case of an ABR Borrowing, at least one Business Day before the scheduled date of such prepayment and (ii) in the case of a SOFR Borrowing, at least three Business Days before the scheduled date of such prepayment (or, in each case such shorter period acceptable to the Administrative Agent); provided, that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Primary Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each repayment of a Borrowing (x) in the case of the Revolving Facility, shall be applied to the Revolving Facility Loans included in the repaid Borrowing such that each Revolving Facility Lender receives its ratable share of such repayment (based upon the respective Revolving Facility Credit Exposures of the Revolving Facility Lenders at the time of such repayment) and (y) in all other cases, shall be applied ratably to the Loans included in the repaid Borrowing. All repayments and prepayments of Loans shall be accompanied by accrued interest on the amount repaid to the extent required by Section 2.13(d).

(e)          Upon satisfaction of all of the conditions contained in the Release Letter, the Obligations hereunder shall be released as provided in the Release Letter.

Section 2.11         Prepayment of Loans.

(a)          The Borrowers shall have the right at any time and from time to time to prepay any Loan in whole or in part, without premium or penalty (but subject to Section 2.16), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in accordance with Section 2.10(d).

(b)         The Borrowers shall apply all Net Proceeds and Extraordinary Receipts promptly upon receipt thereof (but in no event later than five Business Days after receipt thereof) to repay or prepay Term Loans in accordance with clauses (c) and (d) of Section 2.10.

(c)         Not later than 5 Business Days after the date on which the financial statements are, or are required to be, delivered under Section 5.04(a), as applicable with respect to each Excess Cash Flow Period, the Borrowers shall calculate Excess Cash Flow for such Excess Cash Flow Period and the Borrowers shall apply an amount equal to (i) the Required Percentage of Excess Cash Flow minus (ii) to the extent not financed using the proceeds of the incurrence of funded Indebtedness, the sum of the amount of any voluntary payments made during such Excess Cash Flow Period (plus, without duplication of any amounts previously deducted under this clause (c), the amount of any voluntary payments after the end of such Excess Cash Flow Period but before the date of prepayment under this clause (c)) of Term Loans, to prepay Term Loans in accordance with clauses (c) and (d) of Section 2.10. Such calculation will be set forth in a certificate signed by a Financial Officer of the Primary Borrower delivered to the Administrative Agent setting forth the amount, if any, of Excess Cash Flow for such fiscal quarter, the amount of any required prepayment in respect thereof and the calculation thereof in reasonable detail.

(d)          Notwithstanding any other provisions of this Section 2.11 to the contrary, (i) to the extent that any Net Proceeds of any Asset Sale by a Foreign Subsidiary, Extraordinary Receipts received by a Foreign Subsidiary or Excess Cash Flow attributable to a Foreign Subsidiary would otherwise be required to be applied pursuant to Section 2.11(b) or Section 2.11(c) but is prohibited, restricted or delayed by applicable local law from being repatriated to the United States of America, the portion of such Net Proceeds, Extraordinary Receipts or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in Section 2.11(b) or Section 2.11(c) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States of America, and once such repatriation of any of such affected Net Proceeds, Extraordinary Receipts or Excess Cash Flow is permitted under the applicable local law, such repatriation will be effected and such repatriated Net Proceeds, Extraordinary Receipts or Excess Cash Flow will be promptly applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to Section 2.11(b) or Section 2.11(c), to the extent provided therein and (ii) to the extent that the Primary Borrower has determined in good faith in consultation with the Administrative Agent that repatriation of any or all of such Net Proceeds, Extraordinary Receipts or Excess Cash Flow that would otherwise be required to be applied pursuant to Section 2.11(b) or Section 2.11(c) would have a material adverse tax consequence with respect to such Net Proceeds or Excess Cash Flow, the Net Proceeds, Extraordinary Receipts or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary (the Primary Borrower hereby agreeing to cause the applicable Subsidiary to promptly use commercially reasonable efforts to take all actions within the reasonable control of the Primary Borrower that are reasonably required to eliminate such tax effects).

(e)          In the event that the aggregate amount of Revolving Facility Credit Exposure exceeds the total Revolving Facility Commitments, the Borrowers shall prepay the Revolving Facility Borrowings in an aggregate amount equal to such excess.

(f)          Not later than the earlier of (i) June 6, 2024 and (ii) the date of consummation of the Proposed Financings, the Borrowers shall prepay the Term Loans hereunder in an aggregate principal amount not less than $75,000,000 (such prepayment, the “Initial Prepayment”).

Section 2.12         Fees.

(a)          The Borrowers shall pay to each Lender (other than any Defaulting Lender), through the Administrative Agent, on the date that is three Business Days after the last day of March, June, September and December in each year and on the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a “Commitment Fee”) on the daily amount of the applicable Available Unused Commitment of such Lender during the preceding quarter (or other period commencing with the Closing Date or ending with the date on which the last of the Commitments of such Lender shall be terminated) at a rate equal to the Applicable Commitment Fee. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the Closing Date and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein.

(b)         All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances.

(c)          The Primary Borrower shall pay to the Administrative Agent the “Agent Fee” as set forth in the Agency Fee Letter.

Section 2.13         Interest.

(a)         The Loans comprising each ABR Borrowing shall bear interest at the ABR plus the Applicable Margin.

(b)         The Loans comprising each SOFR Borrowing shall bear interest at the Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c)          Notwithstanding the foregoing, (x) upon the occurrence and during the continuation of an Event of Default (other than an Event of Default described in Section 7.01(b), 7.01(c), 7.01(h) or 7.01(i)), at the election of the Required Lenders, and (y) upon the occurrence of any Event of Default described in Section 7.01(b), 7.01(c), 7.01(h) or 7.01(i), automatically, the principal amount of all Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder, shall bear interest, after as well as before judgment, at a rate per annum (the “Default Rate”) equal to (i) in the case of the principal amount of all Loans outstanding, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding clauses of this Section 2.13, or (ii) in the case of any other amount owed hereunder, 2.00% plus the rate applicable to ABR Loans as provided in clause (a) of this Section; provided, that this clause (c) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 9.08.

(d)         Accrued interest on each Loan shall be payable in arrears (i) on each Interest Payment Date for such Loan, (ii) in the case of Revolving Facility Loans, upon the termination of the applicable Revolving Facility Commitments, and (iii) in the case of the Term Loans, on the applicable Term Facility Maturity Date; provided, that (A) interest accrued pursuant to clause (c) of this Section 2.13 shall be payable on demand, (B) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Revolving Facility Loan that is an ABR Loan that is not made in conjunction with a permanent commitment reduction), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)         All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the ABR at times when the ABR is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable ABR or Adjusted Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(f)           (i)  With respect to each Interest Payment Date occurring on or prior to the PIK End Date, the Borrowers may, at their option, elect to pay interest on the Loans on such Interest Payment Date (A) entirely in cash (“Cash Interest”), (B) entirely by increasing the outstanding principal amount of the Loans (“PIK Interest”) or (C) a portion as Cash Interest and a portion as PIK Interest (such election PIK Interest under clauses (B) or (C), a “PIK Election”). The Borrowers must elect the form of interest payment with respect to each Interest Payment Date occurring on or prior to the PIK End Date by delivering a notice to the Administrative Agent at least one Business Day prior to the applicable Interest Payment Date. Interest on each Term Loan in the form of PIK Interest shall be payable on each Interest Payment Date, and on each other date when interest otherwise would be payable in cash hereunder with respect to the Term Loans, during the PIK Period by capitalizing the amount thereof and adding such amount to the outstanding amount of such Term Loan as additional principal obligations hereunder on and as of such date and shall automatically constitute a part of the outstanding amount of such Term Loan for all purposes hereof (including the accrual of interest thereon at the rates applicable to such Term Loan generally). Interest on each Revolving Facility Loan in the form of PIK Interest shall be payable quarterly on each Interest Payment Date, and on each other date when interest otherwise would be payable in cash hereunder with respect to the Revolving Facility Loans, by capitalizing the amount thereof and by deeming such amount to be an additional loan (a “Revolving PIK Loan”) made by each Revolving Facility Lender in a principal amount equal to the amount of such interest paid in kind on and as of such date. Each Revolving PIK Loan shall (i) be deemed to be a Revolving Facility Loan for all purposes under this Agreement (including the accrual of interest thereon at the rates applicable to Revolving Facility Loans generally); provided that (A) outstanding Revolving PIK Loans shall not be deemed to be outstanding Revolving Facility Loans for purposes of determining Revolving Facility Credit Exposure solely for purposes of Section 2.01(b) and Section 2.11(e), (B) amounts prepaid in respect of the Revolving PIK Loans shall not be permitted to be reborrowed and (C) amounts prepaid in respect of Revolving Facility Loans pursuant to Section 2.11(a) shall be applied first to the Revolving PIK Loans.

(ii)          With respect to each Interest Payment Date occurring after the PIK End Date, interest on the Loans shall be payable on such Interest Payment Date solely as Cash Interest.

Section 2.14         Alternate Rate of Interest. If prior to the commencement of any Interest Period for a SOFR Borrowing:

(a)          the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR for such Interest Period; or

(b)          the Administrative Agent is advised by the Required Lenders that the Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then Administrative Agent will promptly so notify the Primary Borrower and each Lender.

Upon notice thereof by the Administrative Agent to the Primary Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrowers to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans) or, failing that, the Primary Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans immediately. Upon any such conversion, the Borrowers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.16.

Section 2.15         Increased Costs.

(a)          If any Change in Law shall:

(i)           impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR); or

(ii)          subject any Lender to any Tax with respect to any Loan Document (other than (i) Taxes indemnifiable under Section 2.17 or (ii) Excluded Taxes); or

(iii)         impose on any Lender or the London interbank market any other condition affecting this Agreement or SOFR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any SOFR Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)          If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)          A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in clause (a) or (b) of this Section shall be delivered to the Primary Borrower and shall be conclusive absent manifest error; provided, that any such certificate claiming amounts described in clause (x) or (y) of the definition of “Change in Law” shall, in addition, state the basis upon which such amount has been calculated and certify that such Lender’s demand for payment of such costs hereunder, and such method of allocation is not inconsistent with its treatment of other borrowers which, as a credit matter, are similarly situated to the Primary Borrower and which are subject to similar provisions. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)          Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.15, such Lender shall notify the Primary Borrower thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that the Primary Borrower shall not be required to compensate a Lender pursuant to this Section 2.15 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Primary Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16         Break Funding Payments. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow (other than due to the default of the relevant Lender), convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Primary Borrower pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Primary Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.17         Taxes.

(a)          Any and all payments made by or on behalf of a Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes except as required by Requirements of Law. If a Loan Party, the Administrative Agent or any other applicable withholding agent shall be required by applicable Requirement of Law to deduct or withhold any Taxes from such payments, then (i) the applicable withholding agent shall make such deductions or withholdings as are reasonably determined by the applicable withholding agent to be required by any applicable Requirement of Law, (ii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirement of Law, and (iii) to the extent withholding or deduction is required to be made on account of Indemnified Taxes, the sum payable by the Loan Party shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.17) the Administrative Agent or any Lender, as applicable, receives an amount equal to the sum it would have received had no such deductions or withholdings been made. Whenever any Indemnified Taxes are payable by a Loan Party, as promptly as possible thereafter, such Loan Party shall send to the Administrative Agent for its own account or for the account of a Lender, as the case may be, a certified copy of an official receipt (or other evidence acceptable to the Administrative Agent or such Lender, acting reasonably) received by the Loan Party showing payment thereof. Without duplication, after any payment of Taxes by any Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 2.17, the Primary Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Primary Borrower, as the case may be, a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable Requirements of Law to report such payment or other evidence of such payment reasonably satisfactory to the Primary Borrower or the Administrative Agent, as the case may be.

(b)          The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable Requirements of Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)          Each Borrower shall indemnify and hold harmless the Administrative Agent and each Lender within 15 Business Days after written demand therefor, for the full amount of any Indemnified Taxes imposed on the Administrative Agent or such Lender, as applicable, as the case may be (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Primary Borrower by a Lender or by the Administrative Agent (as applicable) on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(d)          Each Lender shall deliver to the Primary Borrower and the Administrative Agent, at such time or times reasonably requested by the Primary Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Requirements of Law and such other reasonably requested information as will permit the Borrowers or the Administrative Agent, as the case may be, to determine (A) whether or not any payments made hereunder or under any other Loan Document are subject to withholding of Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, any such withholding of Taxes in respect of any payments to be made to such Lender by any Loan Party pursuant to any Loan Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. In addition, any Lender, if requested by the Primary Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Primary Borrower or the Administrative Agent as will enable the Primary Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(e)(i)(A), (i)(B), (i)(C), (ii), (iii) and (iv)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(e)          Without limiting the generality of Section 2.17(d):

(i)           each Foreign Lender with respect to any Loan made to the Primary Borrower shall, to the extent it is legally eligible to do so, deliver to the Primary Borrower and the Administrative Agent, prior to the date on which the first payment to the Foreign Lender is due hereunder, two copies of (A) in the case of a Foreign Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” United States Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, (or any applicable successor form) (together with a certificate (substantially in the form of Exhibit J hereto, such certificate, the “Non-Bank Tax Certificate”) certifying that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a “10-percent shareholder” (within the meaning of Section 871(h)(3)(B) of the Code) of the Primary Borrower and is not a CFC related to the Primary Borrower (within the meaning of Section 864(d)(4) of the Code), and that the interest payments in question are not effectively connected with the conduct by such Lender of a trade or business within the United States of America), (B) Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, or Form W-8ECI (or any applicable successor form), in each case properly completed and duly executed by such Foreign Lender claiming complete exemption from, or reduced rate of, U.S. federal withholding tax on payments by the Primary Borrower under this Agreement, (C) Internal Revenue Service Form W-8IMY (or any applicable successor form) and all necessary attachments (including the forms described in clauses (A) and (B) above, provided that if the Foreign Lender is a partnership, and one or more of the partners is claiming portfolio interest treatment, the Non-Bank Tax Certificate may be provided by such Foreign Lender on behalf of such partners) or (D) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Primary Borrower or the Administrative Agent to determine the withholding or deduction required to be made, and from time to time thereafter if reasonably requested by the Primary Borrower or the Administrative Agent;

(ii)          each U.S. Lender shall deliver to the Primary Borrower and the Administrative Agent two copies of Internal Revenue Service Form W-9 (or substitute or successor form), properly completed and duly executed, certifying that such U.S. Lender is exempt from U.S. federal backup withholding (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete or invalid, (iii) after the occurrence of a change in the U.S. Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Primary Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Primary Borrower or the Administrative Agent.

(iii)         such Lender or such Agent shall deliver to the Primary Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Primary Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Primary Borrower or the Administrative Agent as may be necessary for the Primary Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 2.17(e)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and

(iv)         the Administrative Agent shall deliver to the Primary Borrower (x)(I) prior to the date on which the first payment by the Borrowers is due hereunder or (II) prior to the first date on or after the date on which such Agent becomes a successor Administrative Agent pursuant to Section 8.09 on which payment by the Borrowers is due hereunder, as applicable, two copies of a properly completed and executed Internal Revenue Service Form W-9 certifying its exemption from U.S. federal backup withholding or such other properly completed and executed documentation prescribed by applicable law certifying its entitlement to an available exemption from applicable U.S. federal withholding taxes in respect of any payments to be made to such Agent by any Loan Party pursuant to any Loan Document including, as applicable, an Internal Revenue Service Form W-8IMY certifying that the Administrative Agent is a U.S. branch and intends to be treated as a U.S. person for purposes of withholding under Chapter 3 of the Code pursuant to Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations, and (y) on or before the date on which any such previously delivered documentation expires or becomes obsolete or invalid, after the occurrence of any event requiring a change in the most recent documentation previously delivered by it to the Primary Borrower, and from time to time if reasonably requested by the Primary Borrower, two further copies of such documentation.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update and provide two further copies of such form or certification or promptly notify the Primary Borrower and the Administrative Agent in writing of its legal inability to do so.

Each person that shall become a Participant pursuant to Section 9.04 or a Lender pursuant to Section 9.04 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 2.17(e); provided that a Participant shall furnish all such required forms and statements to the person from which the related participation shall have been purchased.

(f)           If any Lender or the Administrative Agent, as applicable, determines, in its sole discretion, that it has received a refund of an Indemnified Tax for which a payment has been made by a Loan Party pursuant to this Agreement or any other Loan Document, which refund in the good faith judgment of such Lender or the Administrative Agent, as the case may be, is attributable to such payment made by such Loan Party, then the Lender or the Administrative Agent, as the case may be, shall reimburse the Loan Party for such amount (net of all reasonable out-of-pocket expenses of such Lender or the Administrative Agent, as the case may be, and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund) as the Lender or Administrative Agent, as the case may be, determines in its sole discretion to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position (taking into account expenses or any Taxes imposed on the refund) than it would have been in if the Indemnified Tax giving rise to such refund had not been imposed in the first instance; provided that the Loan Party, upon the request of the Lender or the Administrative Agent agrees to repay the amount paid over to the Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender or the Administrative Agent in the event the Lender or the Administrative Agent is required to repay such refund to such Governmental Authority. No Lender nor the Administrative Agent shall be obliged to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party in connection with this clause (f) or any other provision of this Section 2.17.

(g)          [Reserved].

(h)         The agreements in this Section 2.17 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable under any Loan Document.

For purposes of this Section 2.17, the terms “applicable law” and “applicable Requirement of Law” include FATCA.

Section 2.18         Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)          Unless otherwise specified, each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, premiums, or of amounts payable under Sections 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Primary Borrower by the Administrative Agent except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.05 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. Except as otherwise expressly provided herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments made under the Loan Documents shall be made in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b)         Subject to Section 7.02, if at any time insufficient funds are received by and available to the Administrative Agent from the Borrowers to pay fully all amounts of principal, interest, fees and premium then due from the Borrowers hereunder, such funds shall be applied (i) first, towards payment of interest, fees and premium then due from the Borrowers hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties and (ii) second, towards payment of principal then due from the Borrowers hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)          If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Term Loans of a given Class or Revolving Facility Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans of such Class and such Revolving Facility Loans and accrued interest thereon than the proportion received by any other Lender entitled to receive the same proportion of such payment, then the Lender receiving such greater proportion shall purchase participations in the Term Loans of such Class and such Revolving Facility Loans of such other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the principal amount of each such Lender’s respective Term Loans of such Class and such Revolving Facility Loans and accrued interest thereon; provided, that the provisions of this clause (c) shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(d)          Unless the Administrative Agent shall have received notice from any Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if any Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)          If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.06 or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.19         Mitigation Obligations; Replacement of Lenders.

(a)          If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or any event that gives rise to the operation of Section 2.20, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17 or mitigate the applicability of Section 2.20, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)          If (i) any Lender requests compensation under Section 2.15 or gives notice under Section 2.20, (ii) the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or (iii) any Lender is a Defaulting Lender, then the Primary Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require any such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Primary Borrower shall have received the prior written consent of the Administrative Agent, to the extent consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable, which consent, in each case, shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15, payments required to be made pursuant to Section 2.17 or a notice given under Section 2.20, such assignment will result in a reduction in such compensation or payments. Nothing in this Section 2.19 shall be deemed to prejudice any rights that the Borrowers may have against any Lender that is a Defaulting Lender. No action by or consent of the removed Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment the Borrowers, Administrative Agent, such removed Lender and the replacement Lender shall otherwise comply with Section 9.04, provided, that if such removed Lender does not comply with Section 9.04 within one Business Day after the Primary Borrower’s request, compliance with Section 9.04 shall not be required to effect such assignment.

(c)          If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 9.08 requires the consent of all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent, then the Primary Borrower shall have the right (unless such Non-Consenting Lender grants such consent) at its sole expense (including with respect to the processing and recordation fee referred to in Section 9.04(b)(ii)(B)) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to (and any such Non-Consenting Lender agrees that it shall, upon the Primary Borrower’s request) assign its Loans and its Commitments (or, at the Primary Borrower’s option, the Loans and Commitments under the Facility that is the subject of the proposed amendment, waiver, discharge or termination) hereunder to one or more assignees reasonably acceptable to  the Administrative Agent (unless such assignee is a Lender, an Affiliate of a Lender or an Approved Fund); provided, that: (a) all Loan Obligations of the Borrowers owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, (b) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon and (c) the replacement Lender shall grant its consent with respect to the applicable proposed amendment, waiver, discharge or termination. No action by or consent of the Non-Consenting Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In connection with any such assignment the Borrowers, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04; provided, that if such Non-Consenting Lender does not comply with Section 9.04 within one Business Day after the Primary Borrower’s request, compliance with Section 9.04 shall not be required to effect such assignment.

Section 2.20          Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable Lending Office to make or maintain any SOFR Loans, then, on notice thereof by such Lender to the Primary Borrower through the Administrative Agent, any obligations of such Lender to make or continue SOFR Loans or to convert ABR Borrowings to SOFR Borrowings shall be suspended until such Lender notifies the Administrative Agent and the Primary Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall upon demand from such Lender (with a copy to the Administrative Agent), convert all SOFR Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so converted.

Section 2.21         Incremental Term Loan Commitments.

(a)            The Borrowers may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Amount; provided that (A) the Borrowers shall first seek Incremental Term Loan Commitments from the existing Lenders, (B) any existing Lender approached to provide any Incremental Term Loan Commitment may elect or decline, in its sole discretion, to provide such Incremental Term Loan Commitment, (C) if the existing Lenders decline to provide the full amount of such Incremental Term Loan Commitments, the Borrowers may then seek Incremental Term Loan Commitments on the same terms from other persons and (D) any person that the Borrowers propose to become an Incremental Term Lender, if such person is not then an existing Lender, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld). Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $5,000,000 and a minimum amount of $10,000,000, or equal to the remaining Incremental Amount or, in each case, such lesser amount approved by the Administrative Agent), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective and (iii) whether such Incremental Term Loan Commitments are to be (x) commitments to make term loans with terms identical to Term B Loans or (y) commitments to make term loans with pricing, maturity, amortization, participation in mandatory prepayments and/or other terms different from the Term B Loans or the Term B-1 Loans (“Other Term Loans”).

(b)            The terms and conditions of any Incremental Term Loan Commitments and the Incremental Term Loans shall be governed by this Agreement unless otherwise provided in the applicable Incremental Assumption Agreement. The Borrowers and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Assumption Agreement shall specify the terms of the applicable Incremental Term Loans; provided, that:

(i)           any commitments to make additional Term B Loans shall have the same terms as the Term B Loans;

(ii)          the Other Term Loans incurred pursuant to clause (a) of this Section 2.21 shall rank pari passu in right of payment and security with the Term B Loans and shall have the same guarantees and collateral as the Term B Loans;

(iii)         the final maturity date of any such Other Term Loans shall be no earlier than the latest of the Term B Facility Maturity Date and, except as to pricing, amortization, final maturity date, participation in mandatory prepayments, and any financial maintenance covenants contemplated by clause (x) below (which, in each case, shall, subject to the other clauses of this proviso, be determined by the Borrowers and the Incremental Term Lenders in their sole discretion), shall have (x) substantially similar terms as the Term B Loans or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent;

(iv)         there shall be no amortization;

(v)          with respect to any Other Term Loan, the All-in Yield shall be the same as that applicable to the Term B Loans on the Closing Date, except that the All-in Yield in respect of any such Other Term Loan may exceed the All-in Yield in respect of such Term B Loans on the Closing Date by no more than 0.50%, or if it does so exceed such All-in Yield (such difference, the “Term Yield Differential”) by more than 0.50% then the Applicable Margin (or the “Term SOFR floor” as provided in the following proviso) applicable to the outstanding Term B Loans or the Term B-1 Loans, as applicable, shall be increased such that after giving effect to such increase, the applicable Term Yield Differential shall not exceed 0.50%; provided that, to the extent any portion of such Term Yield Differential is attributable to a higher “Term SOFR floor” being applicable to such Other Term Loans, such floor shall only be included in the calculation of the Term Yield Differential to the extent such floor is greater than the Adjusted Term SOFR in effect for an Interest Period of three months’ duration at such time, and, with respect to such excess, the “Term SOFR floor” applicable to the outstanding Term B Loans shall be increased to an amount not to exceed the “Term SOFR floor” applicable to such Other Term Loans prior to any increase in the Applicable Margin applicable to such Term B Loans then outstanding;

(vi)         such Other Term Loans may participate on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) than the Term B Loans in any mandatory prepayment hereunder;

(vii)        there shall be no obligor in respect of any Incremental Term Loan Commitments that is not a Loan Party; and

(viii)       any Incremental Term Facility may include financial maintenance covenants in addition to, or more onerous than, the Financial Covenant (each, a “Previously Absent Financial Maintenance Covenant”) so long as such Previously Absent Financial Maintenance Covenant is added for the benefit of the existing Facilities; provided that no existing Lender consent shall be required in order to add such Previously Absent Financial Maintenance Covenant.

Each party hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitments evidenced thereby as provided for in Section 9.08(e). Any amendment to this Agreement or any other Loan Document that is necessary to effect the provisions of this Section 2.21 and any such collateral and other documentation shall be deemed “Loan Documents” hereunder and may be memorialized in writing by the Administrative Agent with the Primary Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(c)            Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.21 unless (i) on the date of such effectiveness, the conditions set forth in clause (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Primary Borrower; (ii) the Borrowers shall have delivered to the Administrative Agent such customary legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other customary closing certificates and documentation as required by the relevant Incremental Assumption Agreement and, to the extent required by the Administrative Agent, consistent with those delivered on the Closing Date under Section 4.02 and such additional customary documents and filings (including amendments to the Mortgages and other Security Documents and title endorsement bringdowns) as the Administrative Agent may reasonably request to assure that the Incremental Term Loans are secured by the Collateral ratably with the Term B Loans, (iii) the proceeds of any Incremental Term Loan Commitment shall be used for general corporate purposes, other than for making Restricted Payments, and (iv) any fees and expenses owing in respect of such Incremental Term Loan Commitments and Incremental Term Loans owed to the Administrative Agent and the Incremental Term Lenders hereunder or under the applicable Incremental Assumption Agreement shall have been paid.

(d)            Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans of a different Class), when originally made, are included in each Borrowing of the outstanding applicable Class of Term Loans on a pro rata basis. The Borrowers agree that Section 2.16 shall apply to any conversion of SOFR Loans to ABR Loans reasonably required by the Administrative Agent to effect the foregoing.

(e)            Notwithstanding anything in the foregoing to the contrary, (i) for the purpose of determining the number of outstanding SOFR Borrowings upon the incurrence of any Incremental Term Loans, to the extent the last date of Interest Periods for multiple SOFR Borrowings under the Term Facilities fall on the same day, such SOFR Borrowings shall be considered a single SOFR Borrowing and (ii) the initial Interest Period with respect to any SOFR Borrowing of Incremental Term Loans may, at the Primary Borrower’s option, be of a duration of a number of Business Days that is less than one month, and the Adjusted Term SOFR with respect to such initial Interest Period shall be the same as the Adjusted Term SOFR applicable to any then-outstanding SOFR Borrowing as the Primary Borrower may direct, so long as the last day of such initial Interest Period is the same as the last day of the Interest Period with respect to such outstanding SOFR Borrowing.

Section 2.22         Defaulting Lender.

(a)            Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)           Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders” or “Required Revolving Facility Lenders.”

(ii)          Defaulting Lender Waterfall. Any payment of principal, interest, fees, premiums or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, following an Event of Default or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, second, as the Primary Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, third, if so determined by the Administrative Agent and the Primary Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement, fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Primary Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Primary Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)         Certain Fees. No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender.

(b)            Defaulting Lender Cure. If the Primary Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Facility Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with their Revolving Facility Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Primary Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

Section 2.23         Benchmark Replacement Setting.

(a)            Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.23(a)(i) will occur prior to the applicable Benchmark Transition Start Date.

(b)            Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)            Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Primary Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Primary Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.23(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.23, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.23.

(d)            Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)            Benchmark Unavailability Period. Upon the Primary Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Primary Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans immediately. During a Benchmark Unavailability Period, the component of ABR based upon the then-current Benchmark will not be used in any determination of ABR.

Section 2.24         Joint and Several Liability of the Borrowers. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by Administrative Agent and Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Borrower Obligations (as hereinafter defined). Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower, with respect to the payment and performance of all of the Borrower Obligations (including any Borrower Obligations arising under this Section), it being the intention of the parties hereto that all of the Borrower Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. If and to the extent that any Borrower shall fail to make any payment with respect to any of the Borrower Obligations as and when due or to perform any of the Borrower Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Borrower Obligations. Subject to the terms and conditions hereof, the Borrower Obligations of each Borrower under the provisions of this Section constitute the absolute and unconditional, full recourse Borrower Obligations of each Borrower, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, binding effect or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever. As used in this Section, “Borrower Obligations” means all liabilities and obligations of every nature of the Borrowers from time to time owed to the Administrative Agent, the Lenders or any of them under any Loan Document, whether for principal, interest, premium (including all interest, premium and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceedings with respect to the Borrowers, whether or not such interest, premium or expenses are allowed as a claim in such proceeding), fees, expenses, indemnification or otherwise and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

Article III

Representations and Warranties

On each Borrowing Date, each Borrower represents and warrants to each of the Lenders that:

Section 3.01         Organization; Powers. Except as set forth on Schedule 3.01, each Borrower and each of the Material Subsidiaries (a) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States of America) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Primary Borrower, to borrow and otherwise obtain credit hereunder.

Section 3.02         Authorization. The execution, delivery and performance by each Borrower and each of the Subsidiary Loan Parties of each of the Loan Documents to which it is a party and the borrowings hereunder (a) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Borrower and such Subsidiary Loan Parties and (b) will not (i) violate in any material respect (A) any provision of law, statute, rule or regulation applicable to such Borrower or any such Subsidiary Loan Party, (B) the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Borrower, or any such Subsidiary Loan Party, (C) any material applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to such Borrower or any such Subsidiary Loan Party or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Borrower or any such Subsidiary Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a material default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Borrower or any such Subsidiary Loan Party, other than the Liens created by the Loan Documents and Permitted Liens, other than Liens created by the Loan Documents or Liens permitted by Article VIA.

Section 3.03         Enforceability. This Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document when executed and delivered by each Borrower and each Subsidiary Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each Borrower and each such Subsidiary Loan Party, as applicable, in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests of Foreign Subsidiaries that are not Loan Parties.

Section 3.04         Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required for the execution, delivery or performance of each Loan Document to which any Borrower or any Subsidiary Loan Party is a party, except for (a) the filing of Uniform Commercial Code financing statements, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions, (c) recordation of the Mortgages, (d) such as have been made or obtained and are in full force and effect, (e) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (f) filings or other actions listed on Schedule 3.04 and any other filings or registrations required by the Security Documents.

Section 3.05         Financial Statements. (a) The audited consolidated balance sheet and the statements of income, stockholders’ equity, and cash flow as of and for the fiscal year ended December 31, 2021 for each of (i) the Primary Borrower and its consolidated subsidiaries and (ii) the Original Borrower and its consolidated subsidiaries and (b) the unaudited consolidated balance sheets and statements of income, stockholders’ equity and cash flow as of and for the fiscal quarter ended March 31, 2022 for each of (i) the Primary Borrower and its consolidated subsidiaries and (ii) the Original Borrower and its consolidated subsidiaries, including the notes thereto, if applicable, present fairly in all material respects the consolidated financial position of the Primary Borrower and its consolidated subsidiaries and the Original Borrower and its consolidated subsidiaries, as applicable, as of the dates and for the periods referred to therein and the results of operations and, if applicable, cash flows for the periods then ended, and, except as set forth on Schedule 3.05, were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except, in the case of interim period financial statements, for normal year-end adjustments and except as otherwise noted therein.

Section 3.06         No Material Adverse Effect. Since December 31, 2021, there has been no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect.

Section 3.07        Title to Properties; Possession Under Leases.

(a)            Each of the Borrower and its Subsidiaries has valid title in fee simple or equivalent to, or valid leasehold interests in, or easements or other limited property interests in, all its Real Properties (including all Mortgaged Properties) and has valid title to its personal property and assets, in each case, except for Permitted Liens and except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Permitted Liens or Liens arising by operation of law.

(b)            The Borrower and each of its Subsidiaries has complied with all material obligations under all leases to which it is a party, except where the failure to comply would not reasonably be expected to have Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect.

(c)            As of the Closing Date, none of the Borrower and its Subsidiaries has received any written notice of any pending or contemplated condemnation proceeding affecting any material portion of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation that remains unresolved as of the Closing Date, except as set forth on Schedule 3.07(c).

(d)            As of the Closing Date, none of the Borrower and its Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Section 6.02 or 6.05 or as would not reasonably be expected to have a Material Adverse Effect.

(e)            Schedule 1.01(B) lists each Material Real Property owned by any Loan Party as of the Closing Date.

Section 3.08         Subsidiaries.

(a)            Schedule 3.08(a) sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each Subsidiary of the Primary Borrower and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by the Primary Borrower or by any such Subsidiary. As of the Closing Date, there are no Immaterial Subsidiaries.

(b)            As of the Closing Date, after giving effect to the Transactions, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors (or entities controlled by directors) and shares held by directors (or entities controlled by directors)) relating to any Equity Interests of the Borrower or any of its Subsidiaries, except as set forth on Schedule 3.08(b).

Section 3.09         Litigation; Compliance with Laws.

(a)            There are no actions, suits or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending, or, to the knowledge of any Borrower, threatened in writing against the Borrower or any of its Subsidiaries or any business, property or rights of any such person (including that involve any Loan Document or the Transactions) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)            None of the Primary Borrower, its Subsidiaries and their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any law, rule or regulation (including any zoning, building, ordinance, code or approval or any building permit, but excluding any Environmental Laws, which are the subject of Section 3.16) or any restriction of record or agreement affecting any Mortgaged Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.10         Federal Reserve Regulations. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, Regulation U or Regulation X of the Board.

Section 3.11         Investment Company Act. None of the Borrower and its Subsidiaries is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.12         Use of Proceeds. The Borrowers will use the proceeds of the Loans and the proceeds of the Proposed Financings solely for the purposes described in Section 5.08.

Section 3.13         Tax Returns. Except as set forth on Schedule 3.13:

(a)            Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state, local and non-U.S. Tax returns required to have been filed by it (including in its capacity as withholding agent) and each such Tax return is true and correct;

(b)            Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Borrower and each of its Subsidiaries has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in clause (a) and all other Taxes or assessments (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due), except Taxes or assessments that are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which the Borrower or any of its Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP; and

(c)            Other than as would not be, individually or in the aggregate, reasonably expected to have a Material Adverse Effect, as of the Closing Date, with respect to the Borrower and each of its Subsidiaries, there are no claims being asserted in writing with respect to any Taxes.

Section 3.14         No Material Misstatements.

(a)            All factual information (other than the Projections, forward looking information and information of a general economic nature or general industry nature) (the “Information”) concerning any Borrower, any of its Subsidiaries, the Transactions and any other transactions contemplated hereby prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby, when taken as a whole, was true and correct in all material respects, as of the date such Information was furnished to the Lenders and as of the Closing Date and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made (giving effect to all supplements and updates provided thereto).

(b)            The Projections and other forward looking information and information of a general economic nature prepared by or on behalf of the Primary Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby have been prepared in good faith based upon assumptions believed by the Primary Borrower to be reasonable as of the date thereof (it being understood that such Projections are as to future events and are not to be viewed as facts, such Projections are subject to significant uncertainties and contingencies and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results, and that no assurance can be given that the projected results will be realized), as of the date such Projections and information were furnished to the Lenders.

Section 3.15         Employee Benefit Plans. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (a) the Borrower, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan; (b) each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified, and, to the knowledge of a Responsible Officer of the Borrower, nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status; (c) no liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by the Borrower, any of its Subsidiaries or any of their ERISA Affiliates; and (d) no ERISA Event has occurred or is reasonably expected to occur.

Section 3.16         Environmental Matters. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) no written notice, request for information, order, complaint or penalty has been received by the Borrower or any of its Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to any Borrower’s knowledge, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to the Borrower or any of its Subsidiaries, (ii) each of the Borrower and its Subsidiaries has all environmental permits, licenses and other approvals necessary for its operations to comply with all Environmental Laws (“Environmental Permits”) and is, and in the prior eighteen (18) month period, has been, in compliance with the terms of such Environmental Permits and with all other Environmental Laws, (iii)  no Hazardous Material is located at, on or under any property currently or, to any Borrower’s knowledge, formerly owned, operated or leased by the Borrower or any of its Subsidiaries that would reasonably be expected to give rise to any cost, liability or obligation of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Permits, and no Hazardous Material has been generated, used, treated, stored, handled, disposed of or controlled, transported or released at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Permits, (iv) there are no agreements in which the Borrower or any of its Subsidiaries has expressly assumed or undertaken responsibility for any known or reasonably likely liability or obligation of any other person arising under or relating to Environmental Laws, which in any such case has not been made available to the Administrative Agent prior to the Closing Date, and (v) there has been no material written environmental assessment or audit conducted (other than customary assessments not revealing anything that would reasonably be expected to result in a Material Adverse Effect), by or on behalf of the Borrower or any of its Subsidiaries of any property currently or, to any Borrower’s knowledge, formerly owned or leased by the Borrower or any of its Subsidiaries that has not been made available to the Administrative Agent prior to the Closing Date.

Section 3.17         Security Documents.

(a)            The Collateral Agreement is effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. As of the Closing Date, in the case of the Pledged Collateral described in the Collateral Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral and required to be delivered under the Collateral Agreement are delivered to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement (other than the Intellectual Property), when financing statements and other filings specified in the Perfection Certificate are filed in the offices specified in the Perfection Certificate, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, in each case prior and superior in right to the Lien of any other person (except Permitted Liens).

(b)            When the Collateral Agreement or an ancillary document thereunder is properly filed and recorded in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (a) above, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected (subject to exceptions arising from defects in the chain of title, which defects in the aggregate do not constitute a Material Adverse Effect hereunder) Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the material United States Intellectual Property included in the Collateral (but, in the case of the United States registered Copyrights included in the Collateral, only to the extent such United States registered Copyrights are listed in such ancillary document filed with the United States Copyright Office) listed in such ancillary document, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on material registered Trademarks and Patents, Trademark and Patent applications and registered Copyrights acquired by the Loan Parties after the Closing Date).

(c)            The Mortgages executed and delivered after the Closing Date pursuant to Section 5.10 shall be effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) legal, valid and enforceable Liens on all of the Loan Parties’ rights, titles and interests in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, and all relevant mortgage taxes and recording charges are duly paid, the Collateral Agent (for the benefit of the Secured Parties) shall have valid Liens with record notice to third parties on, and security interests in, all rights, titles and interests of the Loan Parties in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the Uniform Commercial Code, the proceeds thereof, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens.

Section 3.18         Location of Real Property. The Perfection Certificate lists correctly, in all material respects, as of the Closing Date all Material Real Property owned by the Borrowers and the Subsidiary Loan Parties and the addresses thereof. As of the Closing Date, the Borrowers and the Subsidiary Loan Parties own in fee all the Real Property set forth as being owned by them in the Perfection Certificate except to the extent set forth therein.

Section 3.19         Solvency.

(a)            As of the Closing Date, immediately after giving effect to the consummation of the Transactions on the Closing Date, (i) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

(b)            As of the Closing Date, immediately after giving effect to the consummation of the Transactions on the Closing Date, the Borrowers do not intend to, and the Primary Borrower does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

Section 3.20         Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or threatened against the Borrower or any of its Subsidiaries; (b) the hours worked and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (c) all payments due from the Borrower or any of its Subsidiaries or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Primary Borrower or such Subsidiary to the extent required by GAAP. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any material collective bargaining agreement to which the Borrower or any of its Subsidiaries (or any predecessor) is a party or by which the Borrower or any of its Subsidiaries (or any predecessor) is bound.

Section 3.21         Insurance. Schedule 3.21 sets forth a true, complete and correct description, in all material respects, of all material insurance (excluding any title insurance) maintained by or on behalf of the Primary Borrower or its Subsidiaries as of the Closing Date. As of such date, such insurance is in full force and effect.

Section 3.22         No Default. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

Section 3.23         Intellectual Property; Licenses, Etc.

(a)            Except as would not reasonably be expected to have a Material Adverse Effect or as set forth in Schedule 3.23, (i) the Borrower and each of its Subsidiaries owns, or possesses the right to use, all Intellectual Property used or held for use in or otherwise reasonably necessary for the present conduct of their respective businesses, (ii) to the knowledge of any Borrower, the Borrower and its Subsidiaries are not interfering with, infringing upon, misappropriating or otherwise violating Intellectual Property of any person and (iii) (A) no claim or litigation regarding any of the Intellectual Property owned by the Borrower and its Subsidiaries is pending or, to the knowledge of any Borrower, threatened and (B) to the knowledge of any Borrower, no claim or litigation regarding any other Intellectual Property described in the foregoing clauses (i) and (ii) is pending or threatened.

(b)            The Programs listed on Schedule 3.23(b) (as updated from time to time in accordance with this Agreement) comprise all of the Programs (i) in which any Loan Party has any material right, title or interest (either directly, through a joint venture, partnership license or otherwise), and (ii) that have been registered, or with respect to which applications for registration, have been submitted to the USCO (“Applicable Programs”). Set forth across from the title of each such Applicable Program on Schedule 3.23(b) (as updated from time to time in accordance with this Agreement) is listed (i) the copyright registration number (or, with respect to pending applications for registration, the filing receipt/control number, when available), (ii) the name of the relevant copyright registrant (or, with respect to pending applications the applicant for copyright registration), and (iii) the nature of all interests held by the relevant Loan Party in such Programs (i.e., whether such Loan Party owns, licenses or has a financial entitlement in such Programs). The Loan Party holding such interests has duly recorded or caused to be duly recorded (or, with respect to pending applications for registration, has submitted for recordation or caused to be submitted for recordation) such interests with the USCO and has delivered copies of all such recordations to the Agent to the extent required under this Agreement.

(c)            All such Applicable Programs and all component parts thereof do not and will not violate or infringe upon any copyright, right of privacy, trademark, patent, trade name, performing right or any literary, dramatic, musical, artistic, personal, private, civil, contract, property or copyright right or any other right of any person or contain any libelous or slanderous material, except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no claim, suit, action or proceeding pending or, to the best of each Loan Party’s knowledge, threatened against any Loan Party or any other person that involves a claim of infringement of any copyright with respect to any Program listed on Schedule 3.23(b), and no Loan Party has any knowledge of any existing infringement by any other person of any copyright held by or licensed to any Loan Party with respect to any Program listed on Schedule 3.23(b). Each Applicable Program set forth on Schedule 3.23(b) as of the Closing Date has been included on Schedule A to the Copyright Security Agreement delivered to the Administrative Agent on the Closing Date.

(d)            Except as disclosed on Schedule 3.23(d) (as updated from time to time in accordance with this Agreement), all applications and registrations for all copyrights listed on Schedule 3.23(b) in which any Loan Party has any right, title or interest, are valid and in full force and effect and are not and will not be subject to the payment of any Taxes or maintenance fees (other than renewal or extension fees) or the taking of any other actions by any Loan Party to maintain their validity or effectiveness, other than renewals or extensions to maintain the effectiveness thereof or as required to terminate or protect from any third-party misuse or misappropriation of same.

(e)            No Loan Party is party to, or bound by, any material license or other agreement with respect to which any such Loan Party is the licensee that prohibits or otherwise restricts such Loan Party from granting a security interest in such Loan Party’s interest in such license or agreement or other property.

Section 3.24         Senior Debt. The Loan Obligations constitute “Senior Indebtedness” (or the equivalent thereof) under the Existing Indenture and under any documentation governing any Material Indebtedness of any Loan Party permitted to be incurred hereunder constituting Indebtedness that is subordinated in right of payment to the Loan Obligations.

Section 3.25         USA PATRIOT Act; OFAC.

(a)            Each Borrower and each Subsidiary Loan Party is in compliance in all material respects with the material provisions of the USA PATRIOT Act, and, at least three Business Days prior to the Closing Date, the Primary Borrower has provided to the Administrative Agent all information related to the Loan Parties (including names, addresses and tax identification numbers (if applicable)) reasonably requested in writing by the Administrative Agent not less than ten (10) Business Days prior to the Closing Date and mutually agreed to be required under “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to be obtained by the Administrative Agent or any Lender.

(b)            None of the Borrower or any of its Subsidiaries nor, to the knowledge of the Borrowers, any director, officer, agent, employee or Affiliate of the Borrower or any of its Subsidiaries is currently the subject of any sanctions administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Treasury Department, the U.S. State Department, the European Union, the United Nations Security Council or Her Majesty’s Treasury (“Sanctions”). The Borrowers will not directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any person, for the purpose of financing the activities of any person that is currently the target of any Sanctions or for the purpose of funding, financing or facilitating any activities, business or transaction with or in any country that is the target of the Sanctions, to the extent such activities, businesses or transaction would be prohibited by sanctions laws and regulations administered by the United States, including OFAC and the U.S. State Department, the United Nations Security Council, Her Majesty’s Treasury, the European Union or relevant Participating Member States of the European Union (collectively, the “Sanctions Laws”), or in any manner that would result in the violation of any Sanctions Laws applicable to any party hereto.

Section 3.26         Foreign Corrupt Practices Act. The Borrower and its Subsidiaries, and, to the knowledge of the Borrower or any of its Subsidiaries, their directors, officers, agents or employees, are in compliance with the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which the Borrower or any of its Subsidiaries conduct their business and to which they are lawfully subject (the “Anti-Corruption Laws”), in each case, in all material respects. No part of the proceeds of the Loans made hereunder will be used to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

Article IV

Conditions of Lending

The obligations of the Lenders to make Loans are subject to the satisfaction (or waiver in accordance with Section 9.08) of the following conditions:

Section 4.01        All Borrowings. On each Borrowing Date:

(a)            The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by Section 2.03.

(b)            In the case of each Borrowing that occurs on the Closing Date, (a) the Specified Acquisition Agreement Representations shall be true and correct and (b) the Specified Representations shall be true and correct in all material respects.

(c)            In the case of each Borrowing that occurs after the Closing Date, the representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of such date, in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d)            In the case of each Borrowing that occurs after the Closing Date, at the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

(e)            Each Borrowing that occurs after the Closing Date shall be deemed to constitute a representation and warranty by the Borrowers on the date of such Borrowing as to the matters specified in paragraphs (c) and (e) of this Section 4.01.

(f)            After each Revolving Facility Borrowing, the Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments.

Section 4.02        Closing Date. The effectiveness of this Agreement, the amendment and restatement of the Existing Credit Agreement provided for hereby and the obligation of each Lender to make a Loan hereunder are subject to the satisfaction, or waiver in accordance with Section 9.08, of the following conditions on or prior to the Closing Date:

(a)            The Administrative Agent (or its counsel) shall have received from each of the Borrowers and the Lenders (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.

(b)            The Administrative Agent shall have received, on behalf of itself and the Lenders, a written opinion of Graubard Miller LLP, as special counsel for the Loan Parties (A) dated the Closing Date, (B) addressed to the Administrative Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request.

(c)            The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Closing Date and certifying:

(i)           a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, or (2) otherwise certified by the Secretary or Assistant Secretary of such Loan Party or other person duly authorized by the constituent documents of such Loan Party,

(ii)          a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official),

(iii)         that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (iv) below,

(iv)         that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents dated as of the Closing Date to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,

(v)         as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and

(vi)        as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.

(d)            The Administrative Agent shall have received a completed Perfection Certificate, dated the Closing Date and signed by a Responsible Officer of the Primary Borrower, together with all attachments contemplated thereby, and the results of a search of the Uniform Commercial Code (or equivalent), tax, pending litigation and judgment, United States Patent and Trademark Office and United States Copyright Office filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are Permitted Liens or have been, or will be simultaneously or substantially concurrently with the closing under this Agreement, released (or arrangements reasonably satisfactory to the Administrative Agent for such release shall have been made).

(e)            The Primary Borrower shall have delivered to the Administrative Agent an executed Closing Date Certificate.

(f)             The Acquisition shall have been consummated or shall be consummated substantially simultaneously or substantially concurrently with the closing under this Agreement substantially on the terms described in the Acquisition Agreement, without giving effect to any material amendments, waivers, consents or other modifications thereof by Primary Borrower that are (in the aggregate) materially adverse to the interests of the Lenders (in their capacities as such) unless such amendments, waivers, consents or other modifications are approved by the Administrative Agent (which approval shall not be unreasonably withheld, delayed or conditioned).

(g)            On the Closing Date, (i) the Specified Merger Agreement Representations shall be true and correct and (ii) the Specified Representations shall be true and correct in all material respects.

(h)            On the Closing Date, after giving effect to the Transactions and the other transactions contemplated hereby, none of the Borrower or any of its Subsidiaries shall have any Indebtedness of the type described in clause (a) of the definition thereof other than (i) the Loans and (ii) other Indebtedness permitted under Section 6.01.

(i)             The Lenders shall have received a solvency certificate substantially in the form of Exhibit C and signed by a Financial Officer of the Primary Borrower confirming the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions on the Closing Date.

(j)             The Agents shall have received all fees payable thereto or to any Lender on or prior to the Closing Date and, to the extent invoiced at least two Business Days prior to the Closing Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Milbank LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the Closing Date (which amounts may be offset against the proceeds of the Loans).

(k)            Except as set forth in Schedule 5.12 (which, for the avoidance of doubt, shall override the applicable clauses of the definition of “Collateral and Guarantee Requirement”) and subject to the grace periods and post-closing periods set forth in such definition, the Collateral and Guarantee Requirement shall be satisfied (or waived) as of the Closing Date.

(l)             The Administrative Agent shall have received all documentation and other information required by Section 3.25(a) at least three Business Days prior to the Closing Date, including a duly executed W-9 tax form (or such other applicable IRS tax form) of the Primary Borrower, to the extent such information has been requested not less than ten (10) Business Days prior to the Closing Date.

(m)           The Borrowers shall have delivered to the Administrative Agent a VCOC Information Letter.

(n)            The Administrative Agent shall have received satisfactory evidence of the issuance by the Primary Borrower of the Warrants to the Lenders.

(o)            The Administrative Agent shall have received satisfactory evidence the consummation of the Existing Subordinated Obligations Exchange and Cancellation.

(p)            The documents governing the Existing Midcap Facility (whether by amendment, refinancing or otherwise) shall permit the Transactions and an intercreditor agreement shall have been entered into and be in form and substance reasonably satisfactory to Administrative Agent, without any changes to the terms of the facility, including, but not limited to, the then current availability or any material changes to definition of Eligible Accounts (as defined in such facility) or the borrowing base calculations.

(q)            The documents governing the Existing GPM Company Film Acquisition Advance Facility shall have been amended in form and substance reasonably satisfactory to the Administrative Agent and the Primary Borrower to permit the Transactions.

(r)            The documents governing the Existing MEP Company Film Acquisition Advance Facility shall have been amended in form and substance reasonably satisfactory to the Administrative Agent and the Primary Borrower to permit the Transactions.

(s)            The Administrative Agent shall have received satisfactory evidence of the termination of the Tax Receivables Agreement (as defined in the Existing Credit Agreement).

(t)             The CSS License Agreement shall have been amended, in form and substance reasonably satisfactory to the Administrative Agent, to permit the Primary Borrower to grant a security interest in its rights thereunder to the Administrative Agent to secure the Obligations, and shall permit the Administrative Agent, or its designee, to enforce such security interest and acquire the rights of the Primary Borrower thereunder.

(u)            The CSS Management Agreement shall have been amended, in form and substance reasonably satisfactory to the Administrative Agent, to permit the Primary Borrower to grant a security interest in its rights thereunder to the Administrative Agent to secure Obligations, and shall permit the Administrative Agent, or its designee, to enforce such security interest and acquire the rights of Primary Borrower thereunder.

(v)            The Administrative Agent shall have received satisfactory evidence that the Loan Obligations have been designated as “Senior Indebtedness” under the Existing Indenture for purposes of the notes issued thereunder.

For purposes of determining compliance with the conditions specified in Section 4.01 and this Section 4.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Closing Date specifying its objection thereto and, in the case of a Borrowing, such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of the initial Borrowing.

Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, it is understood that to the extent any security interest in the intended Collateral or any deliverable (including those referred to in Sections 4.02(k) related to the provision or perfection of security interests in the intended Collateral) is not or cannot be provided and/or perfected on the Closing Date over the assets of the Loan Parties after Primary Borrower has used commercially reasonable efforts to do so, then the provision and/or perfection of such security interest(s) or deliverable shall not constitute a condition precedent to the availability of the Commitments or any Borrowing on the Closing Date but, to the extent otherwise required hereunder, shall be delivered after the Closing Date in accordance with the terms of this Agreement.

Article V

Affirmative Covenants

Each Borrower covenants and agrees with each Lender that, until the Termination Date, unless the Required Lenders shall otherwise consent in writing, such Borrower will, and will cause each of the Subsidiaries to:

Section 5.01         Existence; Business and Properties.

(a)         Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except, in the case of a Subsidiary of the Primary Borrower (other than the Original Borrower), where the failure to do so would not reasonably be expected to have a Material Adverse Effect, and except as otherwise permitted under Section 6.05, and except for the liquidation or dissolution of Subsidiaries if the assets of such Subsidiaries to the extent they exceed estimated liabilities are acquired by the Primary Borrower or a Wholly Owned Subsidiary of the Primary Borrower in such liquidation or dissolution; provided, that Subsidiary Loan Parties may not be liquidated into Subsidiaries that are not Loan Parties and Domestic Subsidiaries may not be liquidated into Foreign Subsidiaries (except in each case as permitted under Section 6.05).

(b)         Cause to be done all things necessary to (i) lawfully obtain, preserve, renew, extend, maintain and keep in full force and effect the permits, franchises, authorizations, Intellectual Property, licenses and rights with respect thereto necessary to the normal conduct of its business, and (ii) at all times maintain, protect and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition (ordinary wear and tear excepted), from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as permitted by this Agreement).

(c)         Cause to be done all things necessary to maintain and pursue each application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) that is material to the conduct of the business of the Borrower and its Subsidiaries and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright, in the cases of each of (i) and (ii), that is material to the conduct of business of the Borrower and its Subsidiaries, including, when applicable and necessary in Primary Borrower’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if the Primary Borrower believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties; provided that the Borrower and its Subsidiaries may Dispose of, abandon or allow to lapse Intellectual Property of the Borrower and its Subsidiaries determined in the reasonable business judgment by management of the Primary Borrower to be no longer useful or necessary in the operation of the business of any Borrower or any of the Subsidiaries.

(d)         Notwithstanding anything in this Agreement to the contrary, cause all Patents, Trademarks, Copyrights and other Intellectual Property of the Borrower and its Subsidiaries existing as of the Closing Date (after giving effect to the Acquisition) or generated or acquired after the Closing Date that are material to the business of Borrower and its Subsidiaries to be owned by Loan Parties and not dispose of any such Intellectual Property to any Subsidiary that is not a Loan Party; provided that (i) a Loan Party may grant non-exclusive licenses of Intellectual Property to any Subsidiary that is not a Loan Party to permit such Subsidiary to use such Intellectual Property in the ordinary course of business (including any non-exclusive licenses to Redbox Entertainment and its Subsidiaries) and (ii) Redbox Entertainment and its Subsidiaries may own the Redbox Entertainment IP.

Section 5.02         Insurance.

(a)         Maintain, with financially sound and reputable insurance companies, insurance (subject to customary deductibles and retentions) in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations, cause the Collateral Agent to be listed as a co-loss payee on property and casualty policies and as an additional insured on liability policies. Notwithstanding the foregoing, the Borrower and the Subsidiaries may self-insure with respect to such risks with respect to which companies of established reputation engaged in the same general line of business in the same general area usually self-insure.

(b)         Except as the Administrative Agent may agree in its reasonable discretion, cause all such property and casualty insurance policies with respect to the Mortgaged Property located in the United States of America to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent, deliver a certificate of an insurance broker to the Collateral Agent; cause each such policy covered by this clause (b) to provide that it shall not be cancelled or not renewed upon less than 30 days’ prior written notice thereof by the insurer to the Collateral Agent; deliver to the Collateral Agent, prior to or concurrently with the cancellation or nonrenewal of any such policy of insurance covered by this clause (b), a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent), or insurance certificate with respect thereto, together with evidence satisfactory to the Administrative Agent of payment of the premium therefor, in each case of the foregoing, to the extent customarily maintained, purchased or provided to, or at the request of, lenders by similarly situated companies in connection with credit facilities of this nature.

(c)         If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area (each a “Special Flood Hazard Area”) with respect to which flood insurance has been made available under the Flood Insurance Laws, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including a copy of the flood insurance policy and a declaration page relating thereto.

(d)         In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

(i)          the Administrative Agent, the Collateral Agent, the Lenders and their respective agents or employees shall not be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such parties, as required above, then the Primary Borrower, on behalf of itself and behalf of each of its Subsidiaries, hereby agrees, to the extent permitted by law, to waive, and further agrees to cause each of their Subsidiaries to waive, its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders and their agents and employees;

(ii)         the designation of any form, type or amount of insurance coverage by the Collateral Agent (including acting in the capacity as the Collateral Agent) under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrower and the Subsidiaries or the protection of their properties; and

(iii)         the amount and type of insurance that the Borrower and its Subsidiaries has in effect as of the Closing Date satisfies for all purposes the requirements of this Section 5.02.

Section 5.03        Taxes. Pay its obligations in respect of all Tax liabilities, assessments and governmental charges, before the same shall become delinquent or in default, except where (i) the amount or validity thereof is being contested in good faith by appropriate proceedings and the Primary Borrower or a Subsidiary thereof has set aside on its books adequate reserves therefor in accordance with GAAP or (ii) the failure to make payment could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 5.04         Financial Statements, Reports, etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders):

(a)         within 120 days after the end of the fiscal year ending December 31, 2022 and with respect to each fiscal year ending thereafter, a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of the Primary Borrower and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, which consolidated balance sheet and related statements of operations, cash flows and owners’ equity shall be accompanied by customary management’s discussion and analysis and audited by independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall not be qualified as to scope of audit or as to the status of Primary Borrower or any Material Subsidiary as a going concern, other than solely with respect to, or resulting solely from, an upcoming maturity date under any series of Indebtedness occurring within one year from the time such opinion is delivered or any potential inability to satisfy a financial maintenance covenant on a future date or in a future period) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Primary Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery by the Primary Borrower of annual reports on Form 10-K (or any successor or comparable form) of the Primary Borrower and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(a) to the extent such annual reports include the information specified herein);

(b)         (i) within 60 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ending September 30, 2022), a consolidated balance sheet and related statements of operations and cash flows showing the financial position of the Primary Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and, starting with the fiscal quarter ending December 31, 2022, setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all of which shall be in reasonable detail, which consolidated balance sheet and related statements of operations and cash flows shall be accompanied by customary management’s discussion and analysis and which consolidated balance sheet and related statements of operations and cash flows shall be certified by a Financial Officer of the Primary Borrower as fairly presenting, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) and (ii) within 60 days after the end of each fourth fiscal quarter of each fiscal year (commencing with the fourth fiscal quarter ending December 31, 2022), a consolidated balance sheet and related statements of operations and cash flows showing the financial position of the Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter, all of which shall be in reasonable detail and shall be accompanied by a certificate of a Financial Officer of the Primary Borrower, as fairly presenting, in all material respects, the financial position and results of operations of the Primary Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) (it being understood that the delivery by the Primary Borrower of quarterly reports on Form 10-Q (or any successor or comparable form) of the Borrower and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(b)(i) or (ii) to the extent such quarterly reports include the information specified herein);

(c)         Within 45 days after the end of each fiscal month ending after the Closing Date (commencing with the fiscal month ending September 30, 2022 and other than any fiscal month that ends on the same day as the end of a fiscal quarter), an unaudited internally prepared statement of income of the Primary Borrower and its Subsidiaries for such month (including reports on revenues, direct and indirect costs and the resulting “EBITDA” for such month and reports on consolidated cash balances and consolidated Indebtedness balances of the Borrower and its Subsidiaries for such month), all of which shall be in reasonable detail and which unaudited internally prepared statement of income shall be certified by a Financial Officer of the Primary Borrower on behalf of the Primary Borrower as fairly presenting, in all material respects, such financial information;

(d)         concurrently with any delivery of financial statements under clause (a) or (b) above, a duly executed and completed Compliance Certificate;

(e)         promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by the Primary Borrower or any of the Subsidiaries with the SEC, or after an initial public offering, distributed to its stockholders generally, as applicable; provided, however, that such reports, proxy statements, filings and other materials required to be delivered pursuant to this clause (e) shall be deemed delivered for purposes of this Agreement when posted to the website of the Primary Borrower or the website of the SEC and written notice of such posting has been delivered to the Administrative Agent;

(f)          within 90 days (or such later date as the Administrative Agent may agree in its reasonable discretion) after the beginning of each fiscal year (commencing with the fiscal year ending December 31, 2023), a consolidated annual budget for such fiscal year consisting of a projected consolidated balance sheet of the Primary Borrower and its Subsidiaries as of the end of the following fiscal year and the related consolidated statements of projected cash flow and projected income (collectively, the “Budget”), which Budget shall in each case be accompanied by the statement of a Financial Officer of the Primary Borrower to the effect that the Budget is based on assumptions believed by the Primary Borrower to be reasonable as of the date of delivery thereof;

(g)         upon the reasonable request of the Administrative Agent not more frequently than once a year, an updated Perfection Certificate (or, to the extent such request relates to specified information contained in the Perfection Certificate, such information) reflecting all changes since the date of the information most recently received pursuant to this clause (g) or Section 5.10(f);

(h)         promptly, from time to time, (x) such other information regarding the operations, business affairs (including business performance) and financial condition of the Primary Borrower or any of the Subsidiaries (including the Original Borrower), or compliance with the terms of any Loan Document as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender) and (y) reasonable access to data rooms organized by the Financial Advisor and Restructuring Advisor and deliverables produced by the Financial Advisor and Restructuring Advisor, in each case, as Administrative Agent may request (for itself or on behalf of any Lender);

(i)          (i) Promptly upon the delivery or receipt thereof (and in any event not later than five (5) Business Days after such delivery or receipt), copies of any notice of any event of default under the documents governing the Existing Midcap Facility or any Permitted Refinancing Indebtedness thereof and (B) promptly upon the execution thereof (and in any event not later than five (5) Business Days after the date of execution), copies of any amendment, restatement, supplement or other modification to documents governing the Existing Midcap Facility or any Permitted Refinancing Indebtedness, and any reports and borrowing base certificates delivered thereunder, and (ii) (A) upon the delivery or receipt thereof (and in any event not later than five (5) Business Days after such delivery or receipt), copies of any notice of any event of default under any documents governing any Junior Financing and (B) promptly upon the execution thereof (and in any event not later than five (5) Business Days after the date of execution), copies of any amendment, restatement, supplement or other modification to any documents governing any Junior Financing, and (iii) upon the delivery or receipt thereof (and in any event not later than five (5) Business Days after such delivery or receipt), copies of any notice of any event of default under the CSS License Agreement or the CSS Management Agreement and (B) promptly upon the execution thereof (and in any event not later than five (5) Business Days after the date of execution), copies of any amendment, restatement, supplement or other modification to the CSS License Agreement or the CSS Management Agreement; and

(j)          within 30 days after the end of each fiscal month, commencing with the month ending May 31, 2024, (i) an accounts payable aging report and (ii) an accounts receivable report setting forth billed and unbilled receivables, in each case, in form reasonably satisfactory to the Administrative Agent, for the Primary Borrower and its Subsidiaries for the immediately preceding fiscal month.

The Primary Borrower hereby acknowledges and agrees that all financial statements furnished pursuant to paragraphs (a), (b)(i) and (e) above are hereby deemed to be Borrower Materials suitable for distribution, and to be made available, to Public Lenders as contemplated by Section 9.17 and may be treated by the Administrative Agent and the Lenders as if the same had been marked “PUBLIC” in accordance with such paragraph (unless the Primary Borrower otherwise notifies the Administrative Agent in writing on or prior to delivery thereof).

Section 5.05         Litigation and Other Notices. Furnish to the Administrative Agent (which will promptly thereafter furnish to the Lenders) written notice of the following promptly after any Responsible Officer of any Borrower obtains actual knowledge thereof:

(a)         any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b)         the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against any Borrower or any of the Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

(c)         any other development specific to any Borrower or any of the Subsidiaries that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a Material Adverse Effect; and

(d)         the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect.

Section 5.06        Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided, that this Section 5.06 shall not apply to Environmental Laws, which are the subject of Section 5.09, or to laws related to Taxes, which are the subject of Section 5.03.

Section 5.07        Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of any Borrower or any of the Subsidiaries at reasonable times, upon reasonable prior notice to the Primary Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to the Primary Borrower to discuss the affairs, finances and condition of any Borrower or any of the Subsidiaries with the officers thereof and independent accountants therefor (so long as the Primary Borrower has the opportunity to participate in any such discussions with such accountants), in each case, subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract.

Section 5.08         Use of Proceeds.

(a)         [Reserved].

(b)         Use the proceeds of, or any other payments received under, each of the Owlpoint Facility, the GRA Line of Credit Facility and the GRA Equipment Lease solely (A) to fund the Initial Prepayment required under Section 2.11(f), and pay interest thereon, (B) to pay fees of counsel to the Lenders and the Administrative Agent and (C) otherwise in accordance with the Proposed Financing Sources and Uses.

Section 5.09         Compliance with Environmental Laws. Comply, and make reasonable efforts to cause all lessees and other persons occupying its properties to comply, with all Environmental Laws applicable to its operations and properties; and obtain and renew all material Environmental Permits, in each case in accordance with Environmental Laws, except, in each case with respect to this Section 5.09, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10        Further Assurances; Additional Security.

(a)         Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents), that the Collateral Agent may reasonably request (including, without limitation, those required by applicable law), to satisfy the Collateral and Guarantee Requirement and to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties and provide to the Collateral Agent, from time to time upon reasonable request by the Collateral Agent, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b)         If any asset (other than Real Property) that has an individual fair market value (as determined in good faith by the Borrower) in an amount greater than $1,000,000 is acquired by any Borrower or any Subsidiary Loan Party after the Closing Date or owned by an entity at the time it becomes a Subsidiary Loan Party (in each case other than (x) assets constituting Collateral under a Security Document that become subject to the Lien of such Security Document upon acquisition thereof and (y) assets constituting Excluded Property), such Borrower or such Subsidiary Loan Party, as applicable, will (i) notify the Collateral Agent of such acquisition or ownership and (ii) cause such asset to be subjected to a Lien (subject to any Permitted Liens) securing the Obligations by, and take, and cause the Subsidiary Loan Parties to take, such actions as shall be reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in clause (a) of this Section 5.10, all at the expense of the Loan Parties, subject to clause (g) below.

(c)         (i) Grant and cause each of the Subsidiary Loan Parties to grant to the Collateral Agent security interests in, and Mortgages on, any Material Real Property of any Borrower or such Subsidiary Loan Parties, as applicable, that are acquired after the Closing Date within ninety (90) days after the acquisition thereof (or such later date as the Administrative Agent may agree in its reasonable discretion) pursuant to documentation in a customary form for the Administrative Agent (with such changes as are reasonably consented to by the Administrative Agent to account for local law matters) and otherwise reasonably satisfactory to the Administrative Agent and the Primary Borrower, which security interest and mortgage shall constitute valid and enforceable Liens subject to no other Liens except Permitted Liens, (ii) record or file, and cause each such Subsidiary to record or file, the Mortgage or instruments related thereto in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent (for the benefit of the Secured Parties) required to be granted pursuant to the Mortgages and pay, and cause each such Subsidiary to pay, in full, all Taxes, fees and other charges required to be paid in connection with such recording or filing, in each case subject to clause (g) below, and (iii) deliver to the Collateral Agent an updated Schedule 1.01(B) reflecting such Mortgaged Properties. Unless otherwise waived by the Administrative Agent, with respect to each such Mortgage, the Primary Borrower shall cause the requirements set forth in clauses (f) and (g) of the definition of “Collateral and Guarantee Requirement” to be satisfied with respect to such Material Real Property.

(d)         If any additional direct or indirect Subsidiary of the Primary Borrower is formed or acquired after the Closing Date and if such Subsidiary is a Subsidiary Loan Party, promptly after the date such Subsidiary is formed or acquired or ceases to be an Excluded Subsidiary, notify the Collateral Agent thereof and, within 20 Business Days after the date such Subsidiary is formed or acquired or such longer period as the Administrative Agent may agree in its reasonable discretion (or, with respect to clauses (f) and (g) of the definition of “Collateral and Guarantee Requirement,” within ninety (90) days after such formation or acquisition or cessation, or such longer period as set forth therein or as the Administrative Agent may agree in its reasonable discretion, as applicable), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party, subject to clause (g) below.

(e)         If any additional Foreign Subsidiary of the Primary Borrower is formed or acquired after the Closing Date and if such Subsidiary is a “first tier” Foreign Subsidiary of a Loan Party, promptly after the date such Foreign Subsidiary is formed or acquired notify the Collateral Agent thereof and, within 30 Business Days after the date such Foreign Subsidiary is formed or acquired or such longer period as the Administrative Agent may agree in its reasonable discretion, cause the Collateral and Guarantee Requirement to be satisfied with respect to any Equity Interest in such Foreign Subsidiary owned by or on behalf of any Loan Party, subject to clause (g) below.

(f)          Furnish to the Collateral Agent prompt written notice of any change (A) in any Loan Party’s corporate or organization name, (B) in any Loan Party’s identity or organizational structure, (C) in any Loan Party’s organizational identification number, (D) in any Loan Party’s jurisdiction of organization or (E) in the location of the chief executive office of any Loan Party that is not a registered organization; provided, that the Borrowers shall not effect or permit any such change unless all filings have been made under the Uniform Commercial Code that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral in which a security interest may be perfected by such filing, for the benefit of the Secured Parties.

(g)         The Collateral and Guarantee Requirement and the other provisions of this Section 5.10 and the other Loan Documents with respect to Collateral need not be satisfied with respect to any of the following (collectively, the “Excluded Property”): (i) any Real Property other than Material Real Property, (ii) motor vehicles and other assets subject to certificates of title, (iii) letter of credit rights and commercial tort claims with a value of less than $1,000,000 (in each case, other than to the extent a Lien on such assets or such rights can be perfected by filing a UCC-1), (iv) pledges and security interests prohibited by applicable law, rule, regulation or contractual obligation (with respect to any such contractual obligation, only to the extent such restriction is permitted under Section 6.09(c) and such restriction is binding on such assets on the Closing Date or on the date of acquisition thereof and not entered into in contemplation thereof (other than in connection with the incurrence of Indebtedness of the type contemplated by Section 6.01(i))) (in each case, except to the extent such prohibition is unenforceable after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code) or which could require governmental (including regulatory) consent, approval, license or authorization to be pledged (unless such consent, approval, license or authorization has been received), (v) assets to the extent a security interest in such assets could reasonably be expected to result in material adverse tax consequences as reasonably determined by the Primary Borrower and the Administrative Agent, (vi) any lease, license or other agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto (other than any Borrower or any Guarantor) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code, (vii) any governmental licenses or state or local licenses, franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code, (viii) any “intent-to-use” applications for Trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, unless and until an Amendment to Allege Use or a Statement of Use under Section 1(c) or 1(d) of the Lanham Act has been filed and accepted by the United States Patent and Trademark Office, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use application under applicable federal law, (ix) cash and Permitted Investments maintained in an Excluded Account of the type specified in clauses (i), (iii) or (iv) of the definition of “Excluded Account”, (x) any Excluded Securities, (xi) any Third Party Funds, (xii) any equipment or other asset that is subject to a Lien permitted by any of clauses (i) or (mm) of Section 6.02 or is otherwise subject to a purchase money debt or a Capitalized Lease Obligation, in each case, as permitted by Section 6.01, if the contract or other agreement providing for such debt or Capitalized Lease Obligation prohibits or requires the consent of any person (other than any Borrower or any Guarantor) as a condition to the creation of any other security interest on such equipment or asset and, in each case, such prohibition or requirement is permitted hereunder after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other Requirements of Law, (xiii) [reserved], (xiv) any other exceptions mutually agreed upon between the Primary Borrower and the Administrative Agent in writing and (xv) upon the incurrence of an Original Content Financing and for so long as such Original Content Financing remains outstanding, all assets of Redbox Entertainment and its Subsidiaries; provided, that (x) the Primary Borrower may in its sole discretion elect to exclude any property from the definition of “Excluded Property” and (y) the Excluded Property shall not include any proceeds, substitutions or replacements of Excluded Property (unless such proceeds, substitutions or replacements would constitute Excluded Property). Notwithstanding anything herein to the contrary, (A) the Administrative Agent may grant extensions of time or waiver of requirement for the creation or perfection of security interests in or the obtaining of insurance (including title insurance) or surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Primary Borrower, that perfection or obtaining of such items cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the other Loan Documents, (B) except as required by Section 5.14, no control agreements, lock box or similar arrangements shall be required with respect to any deposit accounts, securities accounts or commodities accounts, (C) no foreign-law governed security documents or perfection under foreign law shall be required, (D) no notice shall be required to be sent to account debtors or other contractual third parties prior to an Event of Default, (E) Liens required to be granted from time to time pursuant to, or any other requirements of, the Collateral and Guarantee Requirement and the Security Documents shall be subject to exceptions and limitations set forth in the Security Documents and (F) to the extent any Mortgaged Property is located in a jurisdiction with mortgage recording or similar tax, the amount secured by the Security Document with respect to such Mortgaged Property shall be limited to the fair market value of such Mortgaged Property as determined in good faith by the Administrative Agent and the Borrower (subject to any applicable laws in the relevant jurisdiction or such lesser amount agreed to by the Administrative Agent).

Section 5.11        [Reserved].

Section 5.12        Post-Closing. Take all necessary actions to satisfy the items described on Schedule 5.12 within the applicable period of time specified in such Schedule (or such longer period as the Administrative Agent may agree in its reasonable discretion).

Section 5.13        Compliance with the USA Patriot Act, Anti-Corruption Laws and Sanction Laws. Comply in all material respects with the USA PATRIOT Act, all Anti-Corruption Laws and all applicable Sanctions Laws.

Section 5.14        Cash Management Systems.

(a)         Within ninety (90) days after (x) the Closing Date or (y) in the case of any person that becomes a Loan Party after the Closing Date, the date such person becomes a Loan Party (in each case, or such longer period as the Administrative Agent may agree in its reasonable discretion), the applicable Loan Parties shall deliver an Account Control Agreement with respect each of its Deposit Accounts and Securities Accounts other than Excluded Accounts; provided that cash and Permitted Investments maintained in Excluded Accounts shall not exceed $5,000,000 at any time.

(b)         At any time after the occurrence and during the continuance of a Control Triggering Event, the Administrative Agent shall have the right to deliver a Notice of Exclusive Control (or similar term, as defined in each Account Control Agreement) with respect to each Controlled Account.

(c)         The Loan Parties may close and/or open any account (including any Controlled Account) maintained at any bank or other financial institution subject to the applicable requirements of Section 5.14(a).

(d)         So long as no Control Triggering Event has occurred and is continuing, the Loan Parties may direct the manner of disposition of funds in all Controlled Accounts.

Section 5.15         Copyrights.

(a)         As soon as practicable but in any event no later than concurrently with the delivery of the financial statements required under Sections 5.04(a) and 5.04(b), (i) updates to Schedule 3.23(b), if any, identifying all Applicable Programs in which any Loan Party has acquired an interest during the immediately preceding fiscal quarter and (ii) if not previously delivered (x) written evidence of the submission for registration and subsequently of registration of any and all such copyrights or copyrightable interests of the Loan Parties in respect of such Applicable Program, and (y) a Copyright Security Agreement Supplement relating to such copyright or such other copyrightable interest executed by the relevant Loan Parties.

(b)         Each Loan Party shall obtain instruments of transfer or other documents evidencing the interest of any Loan Party with respect to the copyright relating to Applicable Programs and promptly record, or cause to be recorded, if such interest maybe recorded with the USCO or such other jurisdictions, such instruments of transfer in the assignment records of the USCO or such other jurisdictions as the Administrative Agent may specify and promptly record, or cause to be recorded, if such interest may be recorded with the USCO or such other jurisdictions ,such instruments of transfer in the assignment records of the USCO or such other jurisdictions as the Administrative Agent may reasonably specify.

Section 5.16         Retention of Advisors; Meetings.

(a)         Shall, at all times from and after May 3, 2024, retain each of the Financial Advisor and Restructuring Advisor and ensure that the scope of the engagement for each of the Financial Advisor and Restructuring Advisor, respectively, includes (A) working with the Strategic Review Committee to evaluate strategic alternatives for the Primary Borrower and its Subsidiaries with respect to asset sales and (B) reporting to the Strategic Review Committee and the Lenders.

(b)         Hold, and cause each of the Financial Advisor and Restructuring Advisor to hold, conference calls on a weekly basis, beginning with May 6, 2024 and on each Monday of each week thereafter, with the Administrative Agent and Lenders, to discuss a report from the Financial Advisor on the status of the sale processes for the immediately preceding calendar week and a report from the Restructuring Advisor regarding the liquidity of the Primary Borrower and its Subsidiaries and status of the Proposed Financings.

Section 5.17         Chief Restructuring Officer. From and after May 10, 2024, the Primary Borrower and its Subsidiaries shall at all times retain the Chief Restructuring Officer; provided that (i) it is understood and agreed that the Chief Restructuring Officer shall not have any rights to take any action on behalf of the Primary Borrower and its Subsidiaries until the occurrence of the Forbearance Termination Date (at which time such rights shall automatically and immediately arise without any further action from any person) and (ii) no breach of this covenant shall occur if the Chief Restructuring Officer resigns, dies or is incapacitated and unable to serve as the Chief Restructuring Officer, so long as the Borrowers (acting through the Strategic Review Committee) replace such unable Chief Restructuring Officer with a Person acceptable to the Required Lenders promptly thereafter and in any event not later than five (5) Business Days after the date of resignation, death or other incapacitation. The Chief Restructuring Officer shall have the right from and after the Forbearance Termination Date to direct and conduct asset sales (including, without limitation, the Company Sale Transaction) on behalf of the Primary Borrower and its Subsidiaries in its sole and absolute discretion.

Section 5.18        Independent Directors. From and after May 3, 2024, (i) the Primary Borrower and each of its Subsidiaries shall at all times maintain not less than two Independent Directors, provided that no breach of this covenant shall occur if any Independent Director resigns, dies or is incapacitated and unable to serve as an Independent Director, so long as the Borrowers replace such unable Independent Director with a Person acceptable to the Required Lenders promptly thereafter and in any event not later than five (5) Business Days after the date of resignation, death or other incapacitation, provided further that if at such time there is at least one Independent Director serving, such Independent Director shall be entitled to appoint a replacement for the other Independent Director that is acceptable to the Required Lenders and (ii) none of the Primary Borrower or any of its Subsidiaries shall make any amendment, change or other modification to its respective organizational documents which would directly or indirectly amend or alter any provision applicable to the rights (including voting rights of such Independent Directors) and duties of such Independent Directors.

Section 5.19         Strategic Review Committee. From and after May 3, 2024, the Borrowers shall at all times maintain the Strategic Review Committee of the Board of Directors of the Primary Borrower and each of its Subsidiaries.

Section 5.20         First Amendment Milestones. On and after the Forbearance Termination Date, the Loan Parties, acting through the Strategic Review Committee and the Chief Restructuring Officer, shall monetize all of the assets of the Loan Parties (including, without limitation, the Disposition of non-core assets and/or one or more Company Sale Transactions) for 100% cash consideration in consultation with the Administrative Agent as promptly as practicable, including pursuing a Chapter 11 pre-arranged restructuring of the Loan Parties consistent with the Restructuring Term Sheet.

Section 5.21         Specific Deliverables.

(a)            (x) Not later than May 3, 2024:

(1)         the Borrowers (i) shall have retained, and continued to have retained, Solomon Partners or any other Financial Advisor reasonably acceptable to the Administrative Agent and (ii) shall have retained, the Restructuring Advisor, in each case, to include within their respective scopes (A) working with the Strategic Review Committee to evaluate strategic alternatives for the Borrowers and its Subsidiaries with respect to asset sales and (B) reporting to the Strategic Review Committee and the Lenders;

(2)         the Administrative Agent shall have received duly executed voting proxies by the owners of the majority equity voting interests in the Primary Borrower in favor of the Restructuring Transactions, in form and substance satisfactory to the Administrative Agent;

(3)         [reserved];

(4)         the Administrative Agent shall have received (x) satisfactory evidence that the Independent Directors have been appointed to the Board of Directors of the Primary Borrower and each of its Subsidiaries and (y) amended organizational documents (it being understood that the amendments to the bylaws of the Primary Borrower shall be immediately effective and the amendments to the certificate of incorporation of the Primary Borrower shall be effective upon expiration of a 35 day period from adoption) of the Primary Borrower and each of its Subsidiaries providing for the appointment and maintenance of the Independent Directors at all times and requiring the consent of all directors (including the Independent Directors) for the filing of any voluntary bankruptcy or similar insolvency proceeding with respect to the Borrowers or any of its Subsidiaries, which agreements and other organizational documents shall be in form and substance reasonably satisfactory to the Required Lenders; and

(5)         the Administrative Agent shall have received (x) satisfactory evidence that the Strategic Review Committee has been formed and (y) amended organizational documents (it being understood that the amendments to the bylaws of the Primary Borrower shall be immediately effective and the amendments to the certificate of incorporation of the Primary Borrower shall be effective upon expiration of a 35 day period from adoption) of the Primary Borrower and each of its Subsidiaries providing for (i) the affirmative resolution of a majority of the Strategic Review Committee for the filing of any voluntary bankruptcy or similar insolvency proceeding with respect to the Borrowers or any of its Subsidiaries and (ii) the Strategic Review Committee and the Chief Restructuring Officer to have exclusive authority to implement the Restructuring Transactions and, to the extent applicable, have the power to file for bankruptcy to implement the Restructuring Transactions, in each case in this clause (ii), upon and at all times after the occurrence of the Forbearance Termination Date, which agreements and other organizational documents shall be in form and substance reasonably satisfactory to the Required Lenders; and

(y)            Not later than May 10, 2024, the Borrowers shall have retained a Chief Restructuring Officer, the individual and material terms of the agreement, including, without limitation, the scope of services and fees, to be acceptable to the Required Lenders (it being understood that the employment of the Chief Restructuring Officer shall occur automatically upon the occurrence of the Forbearance Termination Date, but not earlier than such date).

(b)            Not later than May 31, 2024, the Administrative Agent shall have received an updated Perfection Certificate duly executed and delivered on behalf of each of the Loan Parties by a responsible officer thereof, in form and substance reasonably satisfactory to the Administrative Agent.

(c)            Not later than 60 days after the First Amendment Effective Date, the Administrative Agent shall have received a working capital aging report for the immediately preceding fiscal month in form reasonably satisfactory to the Administrative Agent.

(d)            Concurrent with the execution and delivery of the definitive documentation for the Proposed Financings (and in no event later than June 6, 2024), the Administrative Agent shall have received payment, in cash, of up to 1.00% of the aggregate proceeds of the Proposed Financings (being $1,750,000) which shall be used to pay outstanding costs and expenses of the Administrative Agent and the Lenders, including fees, disbursements and expenses of Milbank LLP and Quinn Emanuel Urquhart & Sullivan, LLP, each, in its capacity as counsel to the Administrative Agent. For the avoidance of doubt, any remaining unpaid fees expenses of such counsel after application of the foregoing shall remain outstanding and payable by the Loan Parties.

Article VI

Negative Covenants

Each Borrower covenants and agrees with each Lender that, until the Termination Date, unless the Required Lenders shall otherwise consent in writing, such Borrower will not, and will not permit any of the Subsidiaries to:

Section 6.01         Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a)         (i) Indebtedness existing or committed on the Closing Date (provided, that any such Indebtedness shall be set forth on Schedule 6.01) and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness (other than intercompany Indebtedness Refinanced with Indebtedness owed to a person not affiliated with the Borrower or any Subsidiary);

(b)         Indebtedness created hereunder (including pursuant to Section 2.21) and under the other Loan Documents;

(c)         Indebtedness of the Borrower or any Subsidiary pursuant to Hedging Agreements entered into for non-speculative purposes;

(d)         Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Subsidiary, pursuant to reimbursement or indemnification obligations to such person, in each case in the ordinary course of business or consistent with past practice or industry practices;

(e)         Indebtedness of the Primary Borrower to any Subsidiary and of any Subsidiary to the Primary Borrower or any other Subsidiary; provided, that (i) Indebtedness of any Subsidiary that is not a Subsidiary Loan Party owing to the Loan Parties incurred pursuant to this Section 6.01(e) shall be subject to Section 6.04 and (ii) Indebtedness owed by any Loan Party to any Subsidiary that is not a Loan Party incurred pursuant to this Section 6.01(e) shall be subordinated to the Loan Obligations under this Agreement on subordination terms described in the intercompany note substantially in the form of Exhibit K hereto or on substantially identical subordination terms or on other subordination terms reasonably satisfactory to the Administrative Agent and the Primary Borrower;

(f)          Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case provided in the ordinary course of business or consistent with past practice or industry practices, including those incurred to secure health, safety and environmental obligations in the ordinary course of business or consistent with past practice or industry practices;

(g)         Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services, in each case incurred in the ordinary course of business;

(h)         Indebtedness of Redbox Entertainment and its Subsidiaries under the MUFG Facility that is incurred to fund any production, acquisition, exploitation, development and protection of Redbox Entertainment IP in an aggregate outstanding principal amount that, immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof would not exceed $9,400,000 at any time; provided that such MUFG Facility may not be guaranteed by, or have recourse to, the Primary Borrower or its Subsidiaries (other than Redbox Entertainment and its Subsidiaries); provided, further, that immediately prior to, and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(i)          (x) Capitalized Lease Obligations and other Indebtedness incurred by the Borrower or any Subsidiary prior to or within 180 days after the acquisition, lease, construction, repair, replacement or improvement of the respective property (real or personal, and whether through the direct purchase of property or the Equity Interest of any person owning such property) permitted under this Agreement in order to finance such acquisition, lease, construction, repair, replacement or improvement, in an aggregate principal amount that immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, together with the aggregate principal amount of any other Indebtedness outstanding pursuant to this Section 6.01(i), would not exceed $30,000,000, and (y) any Permitted Refinancing Indebtedness in respect thereof;

(j)          Indebtedness of the SMV Sub-Licensor Entities under the Owlpoint Facility in an aggregate principal amount not to exceed $50,000,000; provided that (i) if such Indebtedness is secured, it is secured solely by the SMV Library Assets and subject to an intercreditor agreement reasonably acceptable to the Administrative Agent (it being understood and agreed that the security interests of the Administrative Agent in the SMV Library Assets shall be made subject to, but not released by, the rights of the Owlpoint Facility), (ii) such Indebtedness shall not have a maturity date prior to the Latest Maturity Date hereunder, (iii) the terms and conditions of the Owlpoint Facility, to the extent not contained in the Owlpoint Term Sheet, shall be reasonably satisfactory to the Administrative Agent and shall include, without limitation, (A) a customary purchase right in favor of the Administrative Agent and the Lenders of the rights of Owlpoint Capital Management, LLC (or an Affiliate thereof that is providing the financing under the Owlpoint Facility) at the same purchase price the SMV Sub-Licensor Entities would be entitled to terminate such sublicense (not to exceed $65,000,000) and (B) an agreed cure period before any of the Borrowers or their Subsidiaries are replaced or terminated under the Owlpoint Facility or the related distribution arrangements during which time the Administrative Agent may cure any default giving rise to such rights of replacement or termination, (iv) the proceeds, or any other payments thereunder, received by the Loan Parties under the Owlpoint Facility are applied solely as required under Section 5.08(b) and shall not be used in violation of Section 6.13 and (v) the Owlpoint Facility shall be consummated only if and to the extent the GRA Line of Credit Facility and GRA Equipment Lease are also consummated;

(k)         unsecured Indebtedness of any Borrower or any Subsidiary Loan Party (which for purposes of clarity shall exclude all Permitted Normal Course Content Financing), provided that (i) immediately prior to, and after giving effect to the incurrence of such unsecured Indebtedness, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) immediately prior to, and pro forma for such issuance of unsecured Indebtedness, the Net Total Leverage Ratio calculated on a Pro Forma Basis for the then most recently ended Test Period shall not exceed 5.50 to 1.00 and (iii) such Indebtedness shall not have an interest rate in excess of 15.0% per annum;

(l)          Indebtedness of the Original Borrower under the GRA Equipment Lease in an aggregate principal amount not to exceed $60,000,000; provided that (i) if such Indebtedness is secured, it is secured solely by assets of the Original Borrower constituting Collateral subject to an intercreditor agreement reasonably acceptable to the Administrative Agent, (ii) the terms and conditions of the GRA Equipment Lease, to the extent not contained in the GRA Term Sheet, shall be reasonably satisfactory to the Administrative Agent and shall include, without limitation, a customary purchase right in favor of the Administrative Agent and the Lenders of the rights of GRA Capital Group LLC (or an Affiliate thereof) that is providing the financing under the GRA Equipment Lease and (iii) the proceeds, or any other payments thereunder, received by the Original Borrower under the GRA Equipment Lease are applied solely as required under Section 5.08(b) and shall not be used in violation of Section 6.13;

(m)        Guarantees (i) by any Borrower or any Subsidiary Loan Party of any Indebtedness of any Borrower or any Subsidiary Loan Party permitted to be incurred under this Agreement, (ii) by any Borrower or any Subsidiary Loan Party of Indebtedness otherwise permitted hereunder of any Subsidiary that is not a Subsidiary Loan Party to the extent such Guarantees are permitted by Section 6.04 (other than Section 6.04(v)), (iii) by any Subsidiary that is not a Subsidiary Loan Party of Indebtedness of another Subsidiary that is not a Subsidiary Loan Party, and (iv) by the Primary Borrower of Indebtedness of Subsidiaries that are not Subsidiary Loan Parties incurred for working capital purposes in the ordinary course of business on ordinary business terms so long as such Indebtedness is permitted to be incurred under Section 6.01 to the extent such Guarantees are permitted by Section 6.04 (other than Section 6.04(v)); provided, that Guarantees by any Borrower or any Subsidiary Loan Party under this Section 6.01(m) of any other Indebtedness of a person that is subordinated to other Indebtedness of such person shall be expressly subordinated to the Loan Obligations to at least the same extent as such underlying Indebtedness is subordinated;

(n)         (i) Indebtedness arising from agreements of the Borrower or any Subsidiary providing for indemnification, adjustment of purchase or acquisition price or similar obligations (including earn-outs), in each case, incurred or assumed in connection with the Transactions, any Permitted Business Acquisition permitted under Section 6.04(k), other Investments or the disposition of any business, assets or a Subsidiary permitted under this Agreement and (ii) Indebtedness consisting of obligations of the Borrower or any Subsidiary under deferred compensation or other similar arrangements incurred by such person in connection with the Transactions and Permitted Business Acquisitions permitted under Section 6.04(k) or any other Investment permitted hereunder; provided that the aggregate outstanding principal amount of Indebtedness permitted under this Section 6.01(n) shall not at the time of incurrence exceed the greater of $15,000,000;

(o)         Indebtedness in respect of letters of credit, bank guarantees, warehouse receipts or similar instruments issued to support performance obligations and trade letters of credit (other than obligations in respect of other Indebtedness) in the ordinary course of business or consistent with past practice or industry practices;

(p)         Indebtedness in respect of letters of credit in an aggregate face amount not to exceed $10,000,000;

(q)         Indebtedness of Permitted Normal Course Obligors under Permitted Normal Course Content Financings;

(r)          Indebtedness of the Primary Borrower under the Existing Notes;

(s)         [reserved];

(t)          Indebtedness of the Original Borrower under the GRA Line of Credit Facility in an aggregate principal amount not to exceed $65,000,000; provided that (i) if such Indebtedness is secured, it is secured solely by assets of the Original Borrower constituting Collateral subject to an intercreditor agreement reasonably acceptable to the Administrative Agent, (ii) such Indebtedness shall not have a maturity date prior to the Latest Maturity Date hereunder, (iii) the terms and conditions of the GRA Line of Credit Facility, to the extent not contained in the GRA Term Sheet, shall be reasonably satisfactory to the Administrative Agent and shall include, without limitation, a customary purchase right in favor of the Administrative Agent and the Lenders of the rights of GRA Capital Group LLC (or an Affiliate thereof) that is providing the financing under the GRA Line of Credit Facility and (iv) the proceeds, or any other payments thereunder, received by the Original Borrower under the GRA Line of Credit Facility are applied solely as required under Section 5.08(b) and shall not be used in violation of Section 6.13;

(u)         Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrower or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided, that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money or any Hedging Agreements;

(v)         Indebtedness representing deferred compensation to employees, consultants or independent contractors of the Primary Borrower (or, to the extent such work is done for the Primary Borrower or its Subsidiaries, any direct or indirect parent thereof) or any Subsidiary incurred in the ordinary course of business; provided that the aggregate outstanding principal amount of Indebtedness permitted under this Section 6.01(v) shall not at the time of incurrence exceed the greater of $10,000,000 and 0.033 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period;

(w)        [reserved];

(x)         obligations in respect of Cash Management Agreements incurred in the ordinary course of business and consistent with past practice;

(y)         [reserved];

(z)         [reserved];

(aa)       [reserved];

(bb)      [reserved];

(cc)       Indebtedness issued by the Borrower or any Subsidiary to current or former officers, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Primary Borrower permitted by Section 6.06;

(dd)      [reserved];

(ee)       Indebtedness of the Borrower or any Subsidiary to or on behalf of any joint venture (regardless of the form of legal entity) that is not a Subsidiary arising in the ordinary course of business in connection with the cash management operations (including with respect to intercompany self-insurance arrangements) of the Borrower and its Subsidiaries;

(ff)         Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(gg)       Indebtedness of any Borrower or any Subsidiary Loan Party in an aggregate principal amount not to exceed $50,000,000, provided that (i) if such Indebtedness is secured it is secured solely by the Collateral (on a junior lien basis to the Obligations hereunder) and subject to an intercreditor agreement reasonably acceptable to the Administrative Agent, (ii) such Indebtedness shall not have a maturity date prior to the Latest Maturity Date hereunder and (iii) such Indebtedness shall not have an interest rate in excess of 15.0% per annum; and

(hh)       all premium (if any, including tender premiums) expenses, defeasance costs, interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (gg) above or refinancings thereof.

For purposes of determining compliance with this Section 6.01 or Section 6.02, the amount of any Indebtedness denominated in any currency other than Dollars shall be calculated based on customary currency exchange rates in effect, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) on or prior to the Closing Date, on the Closing Date and, in the case of such Indebtedness incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness) after the Closing Date, on the date on which such Indebtedness was incurred (in respect of term Indebtedness) or committed (in respect of revolving Indebtedness); provided, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount, as applicable, of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums (including tender premiums), accrued interest, defeasance costs and other costs and expenses incurred in connection with such refinancing.

With respect to any Indebtedness that was permitted to be incurred hereunder on the date of such incurrence, any Increased Amount of such Indebtedness shall also be permitted hereunder after the date of such incurrence.

Notwithstanding anything in the foregoing to the contrary, other than the Proposed Financings, no other Indebtedness for borrowed money shall be incurred after the First Amendment Effective Date.

Section 6.02        Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person) of the Borrower or any Subsidiary at the time owned by it or on any income or revenues or rights in respect of any thereof, except the following (collectively, “Permitted Liens”):

(a)         Liens on property or assets of the Borrower and the Subsidiaries existing on the Closing Date pursuant to agreements set forth on Schedule 6.02(a) and any modifications, replacements or renewals thereof; provided, that such Liens shall secure only those obligations that they secure on the Closing Date (and any Permitted Refinancing Indebtedness in respect of such obligations permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of the Borrower or any Subsidiary other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien, and (B) proceeds and products thereof;

(b)         any Lien created under the Loan Documents (including Liens created under the Security Documents securing obligations in respect of Secured Hedge Agreements and Liens securing Indebtedness permitted by Section 6.01(b)) or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage;

(c)         (i) Liens on assets of Redbox Entertainment and its Subsidiaries securing MUFG Facility incurred pursuant to Section 6.01(h) and (ii) customary liens securing obligations in respect of (x) distribution and other exploitation rights, (y) guild collective bargaining agreements and (z) goods and services provided by laboratories, production facilities, storage and warehouses, carriers, mechanics, completion guarantors and similar providers;

(d)         Liens for Taxes, assessments or other governmental charges or levies not yet due and payable or that are being contested in compliance with Section 5.03;

(e)         Liens imposed by law, such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, supplier’s, construction or other like Liens, securing obligations incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five (5) Business Days) are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any Subsidiary shall have set aside on its books reserves in accordance with GAAP;

(f)          (i) pledges and deposits and other Liens made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Subsidiary;

(g)         deposits and other Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or to support the issuance thereof) incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h)         zoning restrictions, easements, survey exceptions, trackage rights, leases (other than Capitalized Lease Obligations), licenses, special assessments, rights-of-way, covenants, conditions, restrictions and declarations on or with respect to the use of Real Property, servicing agreements, development agreements, site plan agreements and other similar encumbrances incurred in the ordinary course of business and title defects or irregularities that are of a minor nature and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any Subsidiary;

(i)          Liens securing Indebtedness permitted by Section 6.01(i); provided, that such Liens do not apply to any property or assets of the Borrower or any Subsidiary other than the property or assets acquired, leased, constructed, replaced, repaired or improved with such Indebtedness (or the Indebtedness Refinanced thereby), and accessions and additions thereto, proceeds and products thereof, customary security deposits and related property; provided, further, that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender (and its Affiliates);

(j)          Liens on cash or Permitted Investments maintained in one or more segregated Deposit Accounts or Securities Accounts securing letters of credit permitted by Section 6.01(o) or (p); provided that such cash and Permitted Investments do not exceed 105% of the stated face amount of such letters of credit secured thereby;

(k)         Liens securing judgments that do not constitute an Event of Default under Section 7.01(j);

(l)          Liens disclosed by the title insurance policies delivered on or subsequent to the Closing Date and pursuant to the Collateral and Guarantee Requirement, Section 5.10 or Schedule 5.12 and any replacement, extension or renewal of any such Lien; provided, that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided, further, that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement;

(m)        any interest or title of a lessor or sublessor under any leases or subleases entered into by the Borrower or any Subsidiary in the ordinary course of business;

(n)         Liens that are contractual rights of set-off (and related pledges) (i) relating to the establishment of depository relations with banks and other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposits, sweep accounts, reserve accounts or similar accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary, including with respect to credit card charge-backs and similar obligations, or (iii) relating to purchase orders and other agreements entered into with customers, suppliers or service providers of the Borrower or any Subsidiary in the ordinary course of business;

(o)         Liens (i) arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, (iii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes, (iv) in respect of Third Party Funds or (v) in favor of credit card companies pursuant to agreements therewith;

(p)         Liens securing obligations in respect of trade-related letters of credit, bankers’ acceptances or similar obligations permitted under Section 6.01(f), (o) or (p) and covering the property (or the documents of title in respect of such property) financed by such letters of credit, bankers’ acceptances or similar obligations and the proceeds and products thereof;

(q)         leases or subleases, licenses or sublicenses (including with respect to Intellectual Property) granted to others in the ordinary course of business not interfering in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole;

(r)          Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(s)         Liens solely on any cash earnest money deposits made by the Borrower or any of the Subsidiaries in connection with any letter of intent or purchase agreement in respect of any Investment permitted hereunder;

(t)          Liens with respect to property or assets of any Subsidiary that is not a Loan Party securing obligations of a Subsidiary that is not a Loan Party permitted under Section 6.01;

(u)         Liens on any amounts held by a trustee or agent under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions;

(v)         the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;

(w)        agreements to subordinate any interest of the Borrower or any Subsidiary in any accounts receivable or other proceeds arising from inventory consigned by the Borrower or any of its Subsidiaries pursuant to an agreement entered into in the ordinary course of business;

(x)          Liens arising from precautionary Uniform Commercial Code financing statements regarding operating leases or other obligations not constituting Indebtedness;

(y)         Liens on Equity Interests of joint ventures (A) securing obligations of such joint venture or (B) pursuant to the relevant joint venture agreement or arrangement;

(z)          Liens in respect of Permitted Normal Course Content Financings; provided that such Liens apply solely to the property or assets of the Permitted Normal Course Obligors under such Permitted Normal Course Content Financing and not to any property or assets of the Borrower or any other Subsidiary;

(aa)       (i) Liens on the SMV Library Assets of the SMV Sub-Licensor Entities securing the Owlpoint Facility permitted under Section 6.01(j); provided, that such Liens are subject to an intercreditor agreement reasonably acceptable to the Administrative Agent;

(bb)       Liens securing insurance premiums financing arrangements; provided, that such Liens are limited to the applicable unearned insurance premiums;

(cc)       in the case of Real Property that constitutes a leasehold interest, any Lien to which the fee simple interest (or any superior leasehold interest) is subject;

(dd)       Liens securing Indebtedness or other obligation (i) of the Borrower or a Subsidiary in favor of the Borrower or any Subsidiary Loan Party and (ii) of any Subsidiary that is not Loan Party in favor of any Subsidiary that is not a Loan Party;

(ee)       Liens (i) on not more than $5,000,000 of deposits securing Hedging Agreements entered into for non-speculative purposes and (ii) on cash or Permitted Investments securing Hedging Agreements in the ordinary course of business submitted for clearing in accordance with applicable Requirements of Law;

(ff)         Liens on goods or inventory the purchase, shipment or storage price of which is financed by a documentary letter of credit, bank guarantee or bankers’ acceptance issued or created for the account of the Borrower or any Subsidiary in the ordinary course of business; provided, that such Lien secures only the obligations of the Borrower or such Subsidiaries in respect of such letter of credit, bank guarantee or banker’s acceptance to the extent permitted under Section 6.01;

(gg)      Liens on the assets of the Original Borrower constituting Collateral securing (i) the GRA Line of Credit Facility permitted under Section 6.01(t) and (ii) the GRA Equipment Lease permitted under Section 6.01(l); provided that such Liens are subject to an intercreditor agreement reasonably acceptable to the Administrative Agent;

(hh)      [reserved];

(ii)         [reserved];

(jj)         Liens arising out of conditional sale, title retention or similar arrangements for the sale or purchase of goods by the Borrower or any of the Subsidiaries in the ordinary course of business;

(kk)       [reserved];

(ll)         other Liens with respect to property or assets of any Borrower or any Subsidiary Loan Party securing obligations in an aggregate outstanding principal amount that, immediately after giving effect to the incurrence of such Liens, would not exceed $50,000,000; provided that (i) immediately prior to, and after giving effect to the incurrence of such Liens, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) such Liens apply solely to the Collateral (on a junior lien basis to the Obligations hereunder) and are subject to an intercreditor agreement reasonably acceptable to the Administrative Agent; and

(mm)      Liens securing Indebtedness permitted under Section 6.01 on property of, or on Equity Interests or Indebtedness of, any person existing at the time (A) such person becomes a Subsidiary of the Primary Borrower or (B) such person or such property is acquired by the Borrower or any Subsidiary; provided that (i) such Liens do not extend to any other assets of the Borrower or any Subsidiary (other than accessions and additions thereto and proceeds or products thereof and other than after-acquired property) and (ii) such Liens secure only those obligations which they secure on the date such person becomes a Subsidiary or the date of such acquisition (and any extensions, renewals, replacements or refinancings thereof).

With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such Indebtedness.

Section 6.03         Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter, as part of such transaction, rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale/Leaseback Transaction”), except for the GRA Equipment Lease to the extent it constitutes a Sale/Leaseback Transaction.

Section 6.04         Investments, Loans and Advances. (i) Purchase or acquire (including pursuant to any merger with a person that is not a Wholly Owned Subsidiary immediately prior to such merger) any Equity Interests, evidences of Indebtedness or other securities of any other person, (ii) make capital contributions or any loans or advances to or Guarantees of the Indebtedness of any other person, or (iii) purchase or otherwise acquire, in one transaction or a series of related transactions, (x) all or substantially all of the property and assets or business of another person or (y) assets constituting a business unit, line of business or division of such person (each of the foregoing, an “Investment”), except:

(a)         the Transactions;

(b)         (i) Investments by the Borrower or any Subsidiary in the Equity Interests of the Borrower or any Subsidiary; (ii) intercompany loans from the Borrower or any Subsidiary to the Borrower or any Subsidiary; and (iii) Guarantees by the Borrower or any Subsidiary of Indebtedness otherwise permitted hereunder of the Borrower or any Subsidiary; provided, that as at any date of determination, the aggregate outstanding amount (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) of (A) Investments made after the Closing Date by the Loan Parties pursuant to subclause (i) in Subsidiaries that are not Subsidiary Loan Parties, plus (B) net outstanding intercompany loans made after the Closing Date by the Loan Parties to Subsidiaries that are not Subsidiary Loan Parties pursuant to subclause (ii), plus (C) outstanding Guarantees by the Loan Parties of Indebtedness after the Closing Date of Subsidiaries that are not Subsidiary Loan Parties pursuant to subclause (iii), shall not exceed the sum of (X) the greater of $5,000,000 and 0.0165 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period plus (Y) with respect to any Investment made pursuant to clause (X), an amount equal to any returns of capital actually received in respect of any such Investment pursuant to clause (X) (not exceeding the amount of the original investment), it being understood and agreed that clause (Y) replenishes clause (X) and shall not create additional Investment capacity beyond the amount available under clause (X);

(c)         Permitted Investments and Investments that were Permitted Investments when made;

(d)         Investments arising out of the receipt by the Borrower or any Subsidiary of non-cash consideration for the Disposition of assets permitted under Section 6.05;

(e)         loans and advances to officers, directors, employees or consultants of the Borrower or any Subsidiary (i) in the ordinary course of business in an aggregate outstanding amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed the greater of $5,000,000 and 0.0165 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period and (ii) in respect of payroll payments and expenses in the ordinary course of business;

(f)          accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business and any assets or securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;

(g)         Hedging Agreements entered into for non-speculative purposes;

(h)         Investments existing on, or contractually committed as of, the Closing Date and set forth on Schedule 6.04 and any extensions, renewals, replacements or reinvestments thereof, so long as the aggregate amount of all Investments pursuant to this clause (h) is not increased at any time above the amount of such Investment existing or committed on the Closing Date (other than pursuant to an increase as required by the terms of any such Investment as in existence on the Closing Date or as otherwise permitted by this Section 6.04);

(i)          Investments resulting from pledges and deposits under Sections 6.02(f), (j), (g), (o), (r), (s), (ee) and (ll);

(j)          (i) during the Transition Period, other Investments by the Borrower or any Subsidiary in an aggregate outstanding amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed $50,000,000, and (ii) from and after the end of the Transition Period, other Investments by the Borrower or any Subsidiary so long as, immediately prior to, and pro forma for such Investment and any relayed transactions, the Net Secured Leverage Ratio calculated on a Pro Forma Basis for the then most recently ended Test Period shall not exceed 3.75 to 1.00; provided that (A) if any Investment pursuant to this Section 6.04(j) is made in any person that was not a Subsidiary on the date on which such Investment was made but thereafter, pursuant to a separate and unrelated transaction, becomes a Subsidiary pursuant to an acquisition permitted under Section 6.04(k), then such Investment may, at the option of the Primary Borrower, upon such person becoming a Subsidiary and for so long as such person remains a Subsidiary, be deemed to have been made pursuant to Section 6.04(b) (to the extent permitted by the proviso thereto in the case of any Subsidiary that is not a Subsidiary Loan Party) and not in reliance on this Section 6.04(j), provided that, any Investment so deemed shall not replenish or otherwise increase the capacity available pursuant to Section 6.04(k) and (B) immediately prior to, and after giving effect to such Investment, no Default or Event of Default shall have occurred or be continuing or would result therefrom;

(k)          Investments constituting Permitted Business Acquisitions in an aggregate outstanding amount (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) not to exceed the greater of $20,000,000 and 0.066 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period;

(l)          intercompany loans between Subsidiaries that are not Loan Parties and Guarantees by Subsidiaries that are not Loan Parties permitted by Section 6.01(m);

(m)        Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or Investments acquired by the Borrower or a Subsidiary as a result of a foreclosure by the Borrower or any of the Subsidiaries with respect to any secured Investments or other transfer of title with respect to any secured Investment in default;

(n)         Investments of a Subsidiary acquired after the Closing Date or of a person merged into the Primary Borrower or merged into or consolidated with a Subsidiary after the Closing Date, in each case, (i) to the extent such acquisition, merger or consolidation is permitted under this Section 6.04, (ii) in the case of any acquisition, merger or consolidation, in accordance with Section 6.05 and (iii) to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(o)         acquisitions by the Primary Borrower of obligations of one or more officers or other employees of the Borrower or its Subsidiaries in connection with such officer’s or employee’s acquisition of Equity Interests of the Primary Borrower, so long as no cash is actually advanced by any Borrower or any of the Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

(p)         Guarantees by the Borrower or any Subsidiary of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by the Borrower or any Subsidiary in the ordinary course of business;

(q)         Investments to the extent that payment for such Investments is made with Equity Interests of the Primary Borrower;

(r)          [reserved];

(s)         Investments consisting of Restricted Payments permitted under Section 6.06;

(t)          Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers;

(u)         [reserved];

(v)         Guarantees permitted under Section 6.01 (except to the extent such Guarantee is expressly subject to this Section 6.04);

(w)        advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the Borrower or such Subsidiary;

(x)          Investments by the Borrower and its Subsidiaries, including loans to any direct or indirect parent of the Primary Borrower, if the Primary Borrower or any other Subsidiary would otherwise be permitted to make a Restricted Payment under Section 6.06 in such amount (provided, that the amount of any such Investment shall also be deemed to be a Restricted Payment under, and subject to, the appropriate clause of Section 6.06 for all purposes of this Agreement);

(y)         [reserved];

(z)         [reserved];

(aa)       to the extent constituting Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of Intellectual Property in each case in the ordinary course of business;

(bb)       Investments received substantially contemporaneously in exchange for Equity Interests of the Primary Borrower; and

(cc)        Investments in joint ventures; provided that (i) the aggregate outstanding amount (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) of Investments made after the Closing Date pursuant to this Section 6.04(cc) shall not exceed the sum of (X) the greater of $5,000,000 and 0.0165 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period plus (Y) with respect to any Investment made pursuant to clause (X), an amount equal to any returns of capital actually received in respect of any such Investment pursuant to clause (X) (not exceeding the amount of the original investment), it being understood and agreed that clause (Y) replenishes clause (X) and shall not create additional Investment capacity beyond the amount available under clause (X), and (ii) if any Investment pursuant to this Section 6.04(cc) is made in any person that was not a Subsidiary on the date on which such Investment was made but thereafter, pursuant to a separate and unrelated transaction, becomes a Subsidiary pursuant to an acquisition permitted under Section 6.04(k), then such Investment may, at the option of the Primary Borrower, upon such person becoming a Subsidiary and for so long as such person remains a Subsidiary, be deemed to have been made pursuant to Section 6.04(b) (to the extent permitted by the proviso thereto in the case of any Subsidiary that is not a Subsidiary Loan Party) and not in reliance on this Section 6.04(cc); provided that, any Investment so deemed shall not replenish or otherwise increase the capacity available pursuant to Section 6.04(k).

Any Investment in any person other than a Borrower or a Subsidiary Loan Party that is otherwise permitted by this Section 6.04 may be made through intermediate Investments in Subsidiaries that are not Loan Parties and such intermediate Investments shall be disregarded for purposes of determining the outstanding amount of Investments pursuant to any clause set forth above. The amount of any Investment made other than in the form of cash or Permitted Investments shall be the fair market value thereof (as determined by the Primary Borrower in good faith) valued at the time of the making thereof, and without giving effect to any subsequent write-downs or write-offs thereof.

Notwithstanding anything herein to the contrary, prior to the date that the MUFG facility has been paid in full and Redbox Entertainment and its Subsidiaries shall have become Guarantors and Subsidiary Loan parties hereunder and taken the actions with respect there under Section 5.10, (A) (i) the aggregate outstanding amount of Investments made pursuant to this Section 6.04 in (x) non-Loan Party Subsidiaries (other than Redbox Entertainment, which shall be subject to the limitations set forth in clauses (i)(y) and (i)(z), as applicable) shall not exceed $5,000,000 and (y) for so long as Redbox Entertainment is a Loan Party, Redbox Entertainment shall not exceed $20,000,000, (ii) the aggregate outstanding amount of Investments in joint ventures made pursuant to this Section 6.04 shall not exceed $5,000,000 and (iii) all Investments made in (x) non-Loan Party Subsidiaries and joint ventures and (y) Redbox Entertainment (other than those intellectual property and film assets set forth on Schedule 1.01(D)) shall, in each case, consist of cash and/or Permitted Investments (provided that it is understood that any non-exclusive license of Intellectual Property not prohibited pursuant to Section 5.01(d) shall not constitute an Investment) and (B) Redbox Entertainment and its Subsidiaries shall not be permitted to make any Investments in any Affiliate thereof (other than the Borrower or any Subsidiary thereof).

Notwithstanding anything in the foregoing to the contrary, no Loan Party shall make any Investments in any non-Loan Party after the First Amendment Effective Date.

Section 6.05        Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or Dispose of (in one transaction or in a series of related transactions) all or any part of its assets (whether now owned or hereafter acquired), or Dispose of any Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all of the assets of any other person or division or line of business of a person, except that this Section 6.05 shall not prohibit:

(a)         (i) the purchase and Disposition of inventory, in each case in the ordinary course of business by the Borrower or any Subsidiary, (ii) Permitted Non-Recourse Factoring Transactions, (iii) the acquisition or lease (pursuant to an operating lease) of any other asset in the ordinary course of business by the Borrower or any Subsidiary or, with respect to operating leases, otherwise for fair market value on market terms (as determined in good faith by the Borrower), (iv) the Disposition of surplus, obsolete, damaged or worn out equipment, (v) the Disposition of other property in the ordinary course of business by the Borrower or any Subsidiary or determined in good faith by the Borrower to be no longer useful or necessary in the operation of the business of the Borrower or any Subsidiary, or (vi) the Disposition of Permitted Investments in the ordinary course of business;

(b)         if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, (i) the merger or consolidation of any Subsidiary with or into the Primary Borrower in a transaction in which the Primary Borrower is the survivor, (ii) the merger or consolidation of any Subsidiary with or into any Subsidiary Loan Party in a transaction in which the surviving or resulting entity is or becomes a Subsidiary Loan Party and, in the case of each of clauses (i) and (ii), no person other than the Primary Borrower or a Subsidiary Loan Party receives any consideration (unless otherwise permitted by Section 6.04), (iii) the merger or consolidation of any Subsidiary that is not a Subsidiary Loan Party with or into any other Subsidiary that is not a Subsidiary Loan Party, (iv) the liquidation or dissolution or change in form of entity of any Subsidiary if the Primary Borrower determines in good faith that such liquidation, dissolution or change in form is in the best interests of the Primary Borrower and is not materially disadvantageous to the Lenders, so long as all assets of such Subsidiary upon dissolution thereof are transferred to any Borrower or any Subsidiary Loan Party, (v) any Subsidiary may merge or consolidate with any other person in order to effect an Investment permitted pursuant to Section 6.04 so long as the continuing or surviving person shall be a Subsidiary (unless otherwise permitted by Section 6.04), which shall be a Loan Party if the merging or consolidating Subsidiary was a Loan Party (unless otherwise permitted by Section 6.04) and which together with each of its Subsidiaries shall have complied with any applicable requirements of Section 5.10 or (vi) any Subsidiary may merge or consolidate with any other person in order to effect an Asset Sale otherwise permitted pursuant to this Section 6.05;

(c)         Dispositions to the Borrower or a Subsidiary (upon voluntary liquidation or otherwise); provided, that any Dispositions by a Loan Party to a Subsidiary that is not a Subsidiary Loan Party in reliance on this clause (c) shall be made in compliance with Section 6.04;

(d)         [reserved];

(e)         Investments permitted by Section 6.04, Permitted Liens and Restricted Payments permitted by Section 6.06;

(f)          Dispositions of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction;

(g)         other Dispositions of assets in an aggregate amount not to exceed over the term of this Agreement the greater of $30,000,000 and 0.10 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period; provided that (i) such Disposition is for 100% cash consideration, (ii) the Net Proceeds thereof are applied in accordance with Section 2.11(b) and (iii) the foregoing cap shall not apply from and after the Forbearance Termination Date in connection with the Disposition of non-core assets and/or one or more Company Sale Transactions approved by the Strategic Review Committee and the Chief Restructuring Officer so long as the Net Proceeds thereof are applied to prepay the Term Loans in accordance with Section 2.11(b) (without giving effect to any thresholds or reinvestment rights);

(h)         Permitted Business Acquisitions permitted under Section 6.04(k) (including any merger, consolidation or amalgamation in order to effect a Permitted Business Acquisition); provided, that following any such merger, consolidation or amalgamation involving the Primary Borrower, the Primary Borrower is the surviving entity;

(i)          leases, licenses or subleases or sublicenses of any real or personal property in the ordinary course of business;

(j)          Dispositions of inventory or Dispositions or abandonment of Intellectual Property of the Borrower and its Subsidiaries determined in the reasonable business judgment by the management of the Primary Borrower to be no longer useful or necessary in the operation of the business of any Borrower or any of the Subsidiaries;

(k)         Sale/Leaseback Transactions permitted under Section 6.03;

(l)          to the extent constituting a Disposition, any termination, settlement or extinguishment of obligations in respect of any Hedging Agreement;

(m)        any exchange of assets for services and/or other assets used or useful in a Similar Business of comparable or greater value; provided, that (i) at least 90% of the consideration received by the transferor consists of assets that will be used in a business or business activity permitted hereunder, (ii) in the event of a swap with a fair market value (as determined in good faith by the Borrower) in excess of $5,000,000, the Administrative Agent shall have received a certificate from a Responsible Officer of the Primary Borrower with respect to such fair market value and (iii) in the event of a swap with a fair market value (as determined in good faith by the Borrower) in excess of $10,000,000, such exchange shall have been approved by at least a majority of the Board of Directors of the Primary Borrower; provided, further, that (A) no Default or Event of Default exists or would result therefrom, (B) the Net Proceeds, if any, thereof are applied in accordance with Section 2.11(b), (C) with respect to any exchange of assets for services, immediately after giving effect thereto, the Primary Borrower shall have a Net Secured Leverage Ratio of 3.75 times or less, and (D) the aggregate amount of exchanges of assets pursuant to this clause (m) shall not exceed the greater of $15,000,000 and 0.05 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period;

(n)         if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, any Subsidiary may be merged, amalgamated or consolidated with or into the Primary Borrower;

(o)         Dispositions of DVD and Blu-ray movies and video games and other goods held for rental or sale in the ordinary course of operation of the business of the Borrower and the Subsidiaries; and

(p)         the sub-licensing of the SMV Library Assets by the SMV Sub-Licensor Entities pursuant to the Owlpoint Facility permitted under Section 6.01(j).

Notwithstanding anything to the contrary contained in Section 6.05 above, no Disposition of assets under Section 6.05(g) shall be permitted unless (i) such Disposition is for fair market value (as determined in good faith by the Borrower), or if not for fair market value, the shortfall is permitted as an Investment under Section 6.04, and (ii) at least 75% of the proceeds of such Disposition (except to Loan Parties) consist of cash or Permitted Investments; provided, that the provisions of this clause (ii) shall not apply to any individual transaction or series of related transactions involving assets with a fair market value (as determined in good faith by the Borrower) of less than $2,500,000 or to other transactions involving assets with a fair market value (as determined in good faith by the Borrower) of not more than the greater of $10,000,000 and 0.033 times the EBITDA calculated on a Pro Forma Basis for the then most recently ended Test Period in the aggregate for all such transactions during the term of this Agreement; provided, further, that for purposes of this clause (ii), any Designated Non-Cash Consideration received by the Borrower or any of its Subsidiaries in such Disposition having an aggregate fair market value (as determined in good faith by the Borrower), taken together with all other Designated Non-Cash Consideration received pursuant to this clause (c) that is at that time outstanding, not to exceed the greater of $5,000,000 and 0.0165 times the EBITDA calculated on a Pro Forma Basis for the Test Period ended immediately prior to the receipt of such Designated Non-Cash Consideration (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value), shall be deemed to be cash.

Notwithstanding anything in the foregoing to the contrary, no Loan Party shall Dispose of (in one transaction or in a series of related transactions) all or any part of its assets (whether now owned or hereafter acquired) or Dispose of any Equity Interests of any Subsidiary after the First Amendment Effective Date except, for the avoidance of doubt, as provided in clause (p) above, without the prior written consent of the Administrative Agent (in its sole discretion); provided that, in all cases, the Net Proceeds thereof are applied in accordance with Section 2.11(b).

Section 6.06        Dividends and Distributions. Declare or pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional Equity Interests (other than Disqualified Stock) of the person paying such dividends or distributions) or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any of the Primary Borrower’s Equity Interests or set aside any amount for any such purpose (other than through the issuance of additional Equity Interests (other than Disqualified Stock) of the person redeeming, purchasing, retiring or acquiring such shares) (all of the foregoing, “Restricted Payments”); provided, however, that:

(a)         Restricted Payments may be made to the Primary Borrower or any Wholly Owned Subsidiary of the Primary Borrower (or, in the case of non-Wholly Owned Subsidiaries, to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Primary Borrower or such Subsidiary) based on their relative ownership interests);

(b)         [reserved];

(c)         Restricted Payments, the proceeds of which are used to (1) purchase or redeem the Equity Interests of the Primary Borrower (including related stock appreciation rights or similar securities) held by then present or former directors, consultants, officers or employees of the Borrower or any of its Subsidiaries or by any Plan or any shareholders’ agreement then in effect upon such person’s death, disability, retirement or termination of employment or under the terms of any such Plan or any other agreement under which such shares of stock or related rights were issued (any such Equity Interests, “Management and Employee Equity Interests”); provided, that the aggregate amount of such purchases or redemptions under this clause (c)(1) shall not exceed in any fiscal year $1,000,000 (plus (x) the amount of net proceeds of any key-man life insurance policies received during such calendar year, and (y) the amount of any cash bonuses otherwise payable to members of management, directors or consultants of the Borrower or its Subsidiaries in connection with the Transactions that are foregone in return for the receipt of Equity Interests), which, if not used in any year, may be carried forward to any subsequent calendar year or (2) cover withholding taxes payable in connection with the issuance, purchase or redemption of any Management and Employee Equity Interests under Plans existing as of the Closing Date, so long as the aggregate amount of Restricted Payments under this clause (2) shall not exceed $1,000,000;

(d)         any person may make non-cash repurchases of Equity Interests deemed to occur upon exercise of stock options if such Equity Interests represent a portion of the exercise price of such options;

(e)         [reserved];

(f)         [reserved];

(g)         Restricted Payments may be made to pay in cash, in lieu of the issuance of fractional shares, upon the exercise of warrants or upon the conversion or exchange of Equity Interests of any such person;

(h)         [Reserved];

(i)          [Reserved];

(j)          [Reserved];

(k)         subject to Section 6.13, regularly scheduled distributions or dividends on the Primary Borrower’s Series A preferred stock (Nasdaq Symbol: CSSEP), or other series of publicly traded preferred stock issued by the Primary Borrower, to the extent the maximum cash dividend rate thereon does not exceed 15%; provided, that no Event of Default shall have occurred and be continuing at the time of making such Restricted Payment;

(l)          subject to Section 6.13, to the extent constituting Restricted Payments, (i) payments to CSS under the CSS License Agreement permitted under Section 6.07(b)(ix) and (ii) payments to CSS under the CSS Management Agreement permitted under Section 6.07(b)(xiv); provided that, in the case of clause (ii), no Events of Default under Sections 7.01(b), 7.01(c), 7.01(h) or 7.01(i) shall have occurred and be continuing at the time of making such Restricted Payment; and

(m)        subject to Section 6.13, redemptions or purchases of the Primary Borrower’s Series A preferred stock (Nasdaq Symbol: CSSEP) or other series of publicly traded preferred stock issued by the Primary Borrower or repurchases of the Primary Borrower’s Class A common stock or redemption of the Primary Borrower’s 9.50% public notes; provided that (i) immediately prior to, and pro forma for such Restricted Payment, the Net Secured Leverage Ratio calculated on a Pro Forma Basis for the then most recently ended Test Period shall not exceed 2.00 to 1.00, and (ii) no Event of Default shall have occurred and be continuing at the time of making such Restricted Payment.

Notwithstanding anything herein to the contrary, the foregoing provisions of Section 6.06 will not prohibit the payment of any Restricted Payment or the consummation of any redemption, purchase, defeasance or other payment within 60 days after the date of declaration thereof or the giving of notice, as applicable, if at the date of declaration or the giving of such notice such payment would have complied with the provisions of this Agreement.

Notwithstanding anything herein to the contrary, Redbox Entertainment and its Subsidiaries shall not be permitted to make any Restricted Payments to any Affiliate thereof (other than the Borrower or any Subsidiary thereof).

Notwithstanding anything in the foregoing to the contrary, no Loan Party shall pay or make any dividend, distribution, Restricted Payment or any other transfer of value to any other Person after the First Amendment Effective Date.

Section 6.07         Transactions with Affiliates.

(a)         Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates (other than any Borrower and the Subsidiary Loan Parties), unless such transaction is upon terms that are substantially no less favorable to such Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate, as determined by the Board of Directors of such Borrower or such Subsidiary in good faith.

(b)         The foregoing clause (a) shall not prohibit, to the extent otherwise permitted under this Agreement,

(i)          any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, stock options and stock ownership plans approved by the Board of Directors of the Primary Borrower,

(ii)         loans or advances to employees or consultants of the Borrower or any of its Subsidiaries in accordance with Section 6.04(e),

(iii)        transactions between or among the Borrowers or any Subsidiary Loan Party or any entity that becomes a Subsidiary Loan Party as a result of such transaction (including via merger, consolidation or amalgamation in which a Borrower or a Subsidiary Loan Party is the surviving entity),

(iv)        the payment of fees, reasonable out-of-pocket costs and indemnities to directors, officers, consultants and employees of the Borrower and its Subsidiaries in the ordinary course of business,

(v)         subject to the limitations set forth in Section 6.07(b)(xiv), if applicable, the Transactions and any transactions pursuant to the Transaction Documents and permitted transactions, agreements and arrangements in existence on the Closing Date and set forth on Schedule 6.07 or any amendment thereto or replacement thereof or similar arrangement to the extent such amendment, replacement or arrangement is not adverse to the Lenders when taken as a whole in any material respect (as determined by the Borrower in good faith),

(vi)        (A) any employment agreements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business, (B) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with employees, officers or directors, and (C) any employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers employees, and any reasonable employment contract and transactions pursuant thereto,

(vii)       Restricted Payments permitted under Section 6.06 and Investments permitted under Section 6.04,

(viii)       [reserved],

(ix)        payments of license fees by the Primary Borrower to CSS under the CSS License Agreement in an aggregate amount for any fiscal year not to exceed the percentage of net revenue per annum set forth in the CSS License Agreement (as in effect on the date of the Commitment Letter); provided that such fees shall be based solely on the net revenue of the Borrower and its Subsidiaries excluding the Redbox Traditional Business unless and until each of the following conditions have been satisfied: (A) immediately prior to, and after giving effect to such payment, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (B) immediately prior to, and pro forma for such payment, the Net Secured Leverage Ratio calculated on a Pro Forma Basis for the then most recently ended Test Period shall not exceed 3.50 to 1.00, (C) the Revolving Facility shall have been permanently reduced to zero and terminated in full, and all Revolving Facility Loans and related obligations thereunder shall have repaid been paid in full, and (D) the aggregate outstanding principal amount of the Initial Term B Loans shall be less than Specified Term Loan Facility Reduction Amount (it being understood that upon the satisfaction of the foregoing conditions in clauses (A) through (D) such fees shall be based on the net revenue of the Borrower and its Subsidiaries);

(x)          transactions for the purchase or sale of goods, equipment, products, parts and services entered into in the ordinary course of business,

(xi)         any transaction or series of related transactions with an aggregate consideration of less than $10,000,000 in respect of which the Primary Borrower delivers to the Administrative Agent a letter addressed to the Board of Directors of the Primary Borrower from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing that is in the good faith determination of the Primary Borrower qualified to render such letter, which letter states that (i) such transaction is on terms that are substantially no less favorable to the Borrower or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate or (ii) such transaction is fair to such Borrower or such Subsidiary, as applicable, from a financial point of view,

(xii)        the payment of Transaction Expenses,

(xiii)       transactions with joint ventures for the purchase or sale of goods, equipment, products, parts and services entered into in the ordinary course of business or consistent with past practice or industry norm,

(xiv)      any agreement to pay, and the payment of, monitoring, consulting, management, transaction, advisory or similar fees to CSS under the CSS Management Agreement in an aggregate amount for any fiscal year not to exceed the percentage of net revenue per annum set forth in the CSS Management Agreement (as in effect on the date of the Commitment Letter); provided that such fees shall be based solely on the net revenue of the Borrower and its Subsidiaries excluding the Redbox Traditional Business unless and until each of the following conditions have been satisfied: (A) immediately prior to, and after giving effect to such payment, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (B) immediately prior to, and pro forma for such payment, the Net Secured Leverage Ratio calculated on a Pro Forma Basis for the then most recently ended Test Period shall not exceed 3.50 to 1.00, (C) the Revolving Facility shall have been permanently reduced to zero and terminated in full, and all Revolving Facility Loans and related obligations thereunder shall have repaid been paid in full, and (D) the aggregate outstanding principal amount of the Initial Term B Loans shall be less than Specified Term Loan Facility Reduction Amount (it being understood that upon the satisfaction of the foregoing conditions in clauses (A) through (D) such fees shall be based on the net revenue of the Borrower and its Subsidiaries);

(xv)       [reserved],

(xvi)      the issuance of Equity Interests to the management of the Borrower or any Subsidiary in connection with the Transactions,

(xvii)     [reserved],

(xviii)    [reserved],

(xix)       payments, loans (or cancellation of loans) or advances to employees or consultants that are (i) approved by a majority of the Disinterested Directors of the Primary Borrower in good faith, (ii) made in compliance with applicable law and (iii) otherwise permitted under this Agreement,

(xx)       transactions with customers, clients or suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business or otherwise in compliance with the terms of this Agreement that are fair to the Borrower or its Subsidiaries (in the good faith determination of the Borrower),

(xxi)       transactions between the Borrower or any of its Subsidiaries and any person, a director of which is also a director of the Primary Borrower or any direct or indirect parent company of the Primary Borrower; provided, however, that (A) such director abstains from voting as a director of the Primary Borrower or such direct or indirect parent company, as the case may be, on any matter involving such other person and (B) such person is not an Affiliate of the Primary Borrower for any reason other than such director’s acting in such capacity,

(xxii)      transactions permitted by, and complying with, the provisions of Section 6.05,

(xxiii)     intercompany transactions undertaken in good faith (as certified by a Responsible Officer of the Primary Borrower) for the purpose of improving the consolidated tax efficiency of the Borrower and its Subsidiaries and not for the purpose of circumventing any covenant set forth herein; and

(xxiv)     transactions with an aggregate consideration of less than $1,000,000 for all such transactions over the term of this Agreement.

Section 6.08         Business of the Borrower and the Subsidiaries. Notwithstanding any other provisions hereof, engage at any time to any material respect in any business or business activity substantially different from any business or business activity conducted by any of them on the Closing Date or any Similar Business.

Section 6.09        Limitation on Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc.

(a)         (i) Amend or modify in any manner materially adverse to the Lenders when taken as a whole or grant any waiver or release under or terminate in any manner (if such granting or termination shall be materially adverse to the Lenders when taken as a whole) or (ii) amend or modify any provision with respect to the Strategic Review Committee (including, without limitation, any provision regarding the Strategic Review Committee’s consent or authority for any voluntary bankruptcy filing or implementation of the Restructuring Transactions, in each case, the articles or certificate of incorporation, by-laws, limited liability company operating agreement, partnership agreement or other organizational documents of any Borrower or any of the Subsidiary Loan Parties.

(b)         (i) Make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of, or in respect of, principal of or interest on any Junior Financing, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination in respect of any Junior Financing, except for:

(A)            refinancings with any Permitted Refinancing Indebtedness permitted to be incurred under Section 6.01; and

(B)            the conversion of any Junior Financing to Equity Interests of the Primary Borrower; or

(C)            regularly scheduled interest thereon,

(ii) amend or modify, or permit the amendment or modification of, any provision of any Junior Financing that constitutes Material Indebtedness, or any agreement, document or instrument evidencing or relating thereto, other than amendments or modifications that (A) are not materially adverse to Lenders when taken as a whole and that do not affect the subordination or payment provisions thereof (if any) in a manner adverse to the Lenders when taken as a whole or (B) otherwise comply with the definition of “Permitted Refinancing Indebtedness.”;

(iii)            [reserved]; or

(iv)           amend or modify, or permit the amendment or modification of, any provision of the MUFG Facility, the Owlpoint Letter, the Owlpoint Term Sheet, the Owlpoint Facility, the GRA Term Sheet, the GRA Line of Credit Facility or the GRA Equipment Lease in any manner materially adverse to the Lenders when taken as a whole.

(c)         Enter into any agreement or instrument that by its terms restricts (i) the payment of dividends or distributions or the making of cash advances to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary or (ii) the granting of Liens by a Borrower or Subsidiary that is a Loan Party pursuant to the Security Documents, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:

(A)        restrictions imposed by applicable law;

(B)        contractual encumbrances or restrictions in effect on the Closing Date, including under Indebtedness existing on the Closing Date and set forth on Schedule 6.01, any agreements related to any Permitted Refinancing Indebtedness in respect of any such Indebtedness and, in each case, any similar contractual encumbrances or restrictions and any amendment, modification, supplement, replacement or refinancing of such agreements or instruments that does not materially expand the scope of any such encumbrance or restriction (as determined in good faith by the Borrower);

(C)        any restriction on a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of the Equity Interests or assets of a Subsidiary pending the closing of such sale or disposition;

(D)        customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business or consistent with past practice or industry norm;

(E)         any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

(F)         any restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 6.01 or Permitted Refinancing Indebtedness in respect thereof, to the extent such restrictions are not materially more restrictive, taken as a whole, than the restrictions contained in this Agreement or are market terms at the time of issuance (in each case as determined in good faith by the Borrower);

(G)        customary provisions contained in leases or licenses of Intellectual Property and other similar agreements entered into in the ordinary course of business or consistent with past practice or industry norm;

(H)        customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

(I)          customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(J)         customary restrictions and conditions contained in any agreement relating to the sale, transfer, lease or other disposition of any asset permitted under Section 6.05 pending the consummation of such sale, transfer, lease or other disposition;

(K)        customary restrictions and conditions contained in the document relating to any Lien, so long as (1) such Lien is a Permitted Lien and such restrictions or conditions relate only to the specific asset subject to such Lien, and (2) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 6.09;

(L)        customary net worth provisions contained in Real Property leases entered into by Subsidiaries, so long as the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Borrower and its Subsidiaries to meet their ongoing obligations;

(M)       any agreement in effect at the time such subsidiary becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary;

(N)        restrictions in agreements representing Indebtedness permitted under Section 6.01 of a Subsidiary of the Primary Borrower that is not a Subsidiary Loan Party;

(O)        customary restrictions contained in leases, subleases, licenses or Equity Interests or asset sale agreements otherwise permitted hereby as long as such restrictions relate to the Equity Interests and assets subject thereto;

(P)        restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business;

(Q)        [reserved]; and

(R)         any encumbrances or restrictions of the type referred to in Section 6.09(c)(i) and 6.09(c)(ii) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of or similar arrangements to the contracts, instruments or obligations referred to in clauses (A) through (Q) above; provided, that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, refinancings or similar arrangements are, in the good faith judgment of the Borrower, not materially more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions as contemplated by such provisions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement, refinancing or similar arrangement.

(d)        Amend or otherwise modify any of the CSS License Agreement or the CSS Management Agreement, which amendment or modification in any case: (i) is contrary to the terms of this Agreement or any other Loan Document; (ii) could reasonably be expected to be adverse to the rights, interests or privileges of the Administrative Agent or the Lenders or their ability to enforce the same; (iii) results in the imposition or expansion in any material respect of any obligation of or restriction or burden on any Loan Party; or (iv) reduces in any material respect any rights or benefits of any Loan Party (it being understood and agreed that any such determination shall be in the discretion of the Administrative Agent).

Section 6.10         Fiscal Year. Modify or change its fiscal year or fiscal quarters without the prior approval of the Administrative Agent.

Section 6.11         Financial Covenant. Permit the Net Secured Leverage Ratio as of the last day of any fiscal quarter (beginning with the end of the first full fiscal quarter ending September 30, 2024) to exceed the corresponding ratio set forth below:

Fiscal Quarter	Net Secured Leverage Ratio
September 30, 2024	5.25:1.00
December 31, 2024	5.25:1.00
March 31, 2025	5.25:1.00
June 30, 2025	4.75:1.00
September 30, 2025	4.75:1.00
December 31, 2025	4.75:1.00
March 31, 2026	4.25:1.00
June 30, 2026	4.25:1.00
September 30, 2026	4.25:1.00
December 31, 2026	3.75:1.00
Thereafter	3.75:1.00

Notwithstanding the foregoing, from and after the date that the aggregate outstanding principal amount of the Initial Term B Loans is less than Specified Term Loan Facility Reduction Amount, this Section 6.11 shall no longer apply.

Section 6.12        Governance.

(a)         Remove or replace any of the Independent Directors appointed to the board of directors or managers of the Loan Parties as required under Section 5.21(a)(4) without the prior written consent of the Administrative Agent (in its sole discretion).

(b)         Remove or replace the Chief Restructuring Officer of the Loan Parties without the prior written consent of the Administrative Agent (in its sole discretion).

(c)         Take any step or action that could prevent the Chief Restructuring Officer from carrying out or performing the terms of its engagement.

Section 6.13        Use of Proceeds of the Proposed Financings. Use the proceeds, or any other payments received thereunder, of any of the Owlpoint Facility, the GRA Line of Credit Facility or the GRA Equipment Lease to make any dividend, distribution, Restricted Payment or any other transfer of value to any Affiliates, holders of Equity Interests, employees, officers or directors or Related Parties of any Loan Party; provided that solely to the extent such amounts are transferred to CSS in the ordinary course of business to be used by CSS to pay ordinary course expenses of the Loan Parties included in the “Employee Payroll and Employee Benefits” or the “Service/Tech Costs & Other OPEX” line item of the Proposed Financing Sources and Uses, such proceeds may be transferred to CSS for such purpose.

Article VII

Events of Default

Section 7.01        Events of Default. In case of the happening of any of the following events (each, an “Event of Default”):

(a)         any representation or warranty made or deemed made by any Borrower or any Subsidiary Loan Party herein or in any other Loan Document or any certificate or document delivered pursuant hereto or thereto shall prove to have been false or misleading in any material respect when so made or deemed made;

(b)         default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c)         default shall be made in the payment of any interest on any Loan or in the payment of any Fee, premium or any other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three (3) Business Days;

(d)         default shall be made in the due observance or performance by any Borrower of any covenant, condition or agreement contained in, (i) Sections 5.01(a), 5.04(j), 5.05(a), 5.08, 5.12, 5.14, 5.15, 5.16, 5.17, 5.18, 5.19, 5.20, 5.21, Article VI or Section 3.02 of the Forbearance Agreement or (ii) Sections 5.04(a), 5.04(b), 5.04(c) or 5.04(d), and such default under this clause (ii) shall not have been remedied or waived within ten (10) days of the occurrence thereof;

(e)         default shall be made in the due observance or performance by any Borrower or any of the Subsidiary Loan Parties of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice thereof from the Administrative Agent to the Primary Borrower and (ii) any Responsible Officer of any Borrower obtaining actual knowledge of such default;

(f)          (i) any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii)  the Borrower or any of its Subsidiaries shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof; provided, that this clause (f) shall not apply to any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness;

(g)         there shall have occurred a Change in Control;

(h)         an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Borrower any of the Material Subsidiaries, or of a substantial part of the property or assets of any Borrower or any Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any of the Material Subsidiaries or for a substantial part of the property or assets of any Borrower or any of the Material Subsidiaries or (iii) the winding-up or liquidation of any Borrower or any Material Subsidiary (except in a transaction permitted hereunder); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)          any Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any of the Material Subsidiaries or for a substantial part of the property or assets of any Borrower or any Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due;

(j)          the failure by any Borrower or any Material Subsidiary to pay one or more final judgments aggregating in excess of $10,000,000 (to the extent not covered by insurance), which judgments are not discharged or effectively waived or stayed for a period of 45 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Borrower or any Material Subsidiary to enforce any such judgment;

(k)         (i) an ERISA Event shall have occurred, (ii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans, (iii) any Borrower or any Subsidiary or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is being terminated, within the meaning of Title IV of ERISA, or (iv) any Borrower or any Subsidiary shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect;

(l)          (i) any Loan Document shall for any reason be asserted in writing by any Borrower or any Subsidiary Loan Party not to be a legal, valid and binding obligation of any party thereto (other than in accordance with its terms), (ii) any security interest purported to be created by any Security Document and to extend to assets that constitute a material portion of the Collateral shall cease to be, or shall be asserted in writing by any Borrower or any other Loan Party not to be (other than, in each case, in accordance with its terms), a valid and perfected security interest (perfected as or having the priority required by this Agreement or the relevant Security Document and subject to such limitations and restrictions as are set forth herein and therein) in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests of Foreign Subsidiaries or the application thereof, or from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Agreement or to file Uniform Commercial Code continuation statements or take the actions described on Schedule 3.04 and except to the extent that such loss is covered by a lender’s title insurance policy and the Administrative Agent shall be reasonably satisfied with the credit of such insurer, or (iii) a material portion of the Guarantees pursuant to the Security Documents by the Subsidiary Loan Parties guaranteeing the Obligations shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by any Subsidiary Loan Party not to be in effect or not to be legal, valid and binding obligations (other than in accordance with the terms thereof); provided, that no Event of Default shall occur under this Section 7.01(l) if the Loan Parties cooperate with the Collateral Agent to replace or perfect such security interest and Lien, such security interest and Lien is replaced and the rights, powers and privileges of the Secured Parties are not materially adversely affected by such replacement; or

(m)        a material default by the Primary Borrower or CSS of its respective obligations under the CSS Management Agreement after giving effect to any applicable cure periods thereunder;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Primary Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees, premium and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to any Borrower described in clause (h) or (i) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees, premium and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by each Loan Party, anything contained herein or in any other Loan Document to the contrary notwithstanding.

For purposes of clauses (h) and (i) of this Section 7.01, “Material Subsidiary” shall mean any Subsidiary that would not be an Immaterial Subsidiary under clause (a) of the definition thereof.

Section 7.02        Treatment of Certain Payments. Any amount received by the Administrative Agent or the Collateral Agent from any Loan Party (or from proceeds of any Collateral) following any Event of Default that is continuing shall be applied:

(i)            first, ratably, to pay any fees, indemnities or expense reimbursements then due to the Administrative Agent or the Collateral Agent from the Borrowers (other than in connection with any Secured Hedge Agreement),

(ii)            second, towards payment of interest, premium and fees owing to any Lender with respect to this Agreement, the other Loan Documents or the Collateral, ratably among the Lenders,

(iii)           third, towards payment of the principal amount of the Obligations owing to any Lender and the Obligations owing to any Hedge Bank under any Secured Hedge Agreement, ratably among the parties entitled thereto in accordance with the amounts of such Obligations then due to such parties,

(iv)           fourth, towards payment of other Obligations of any Loan Party owing to the Administrative Agent, Collateral Agent, any Lender or any other Secured Party under the Loan Documents, ratably among the parties entitled thereto in accordance with the amounts of such Obligations then due to such parties, and

(v)            last, the balance, if any, after all of the Obligations have been paid in full in cash, to the Borrowers or as otherwise required by Requirements of Law.

In carrying out the foregoing, amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category.

Article VIII

The Agents

Section 8.01        Appointment.

(a)            Each Lender and, by its acceptance of the benefits of the Collateral and Guarantees under the Loan Documents, each Hedge Bank party to a Secured Hedge Agreement hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and the Collateral Agent as the agent for such Lender and the other Secured Parties under the Security Documents, and each such Lender and Hedge Bank irrevocably authorizes the Administrative Agent and the Collateral Agent, in such capacities, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent and the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders hereby grants to the Administrative Agent and the Collateral Agent any required powers of attorney to execute any Security Document governed by the laws of such jurisdiction on such Lender’s behalf. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or Hedge Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agents.

(b)            In furtherance of the foregoing, each Lender and, by its acceptance of the benefits of the Collateral and Guarantees under the Loan Documents, each Hedge Bank party to a Secured Hedge Agreement hereby appoints and authorizes the Collateral Agent to act as the agent of such Lender and such Hedge Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent (and any Subagents appointed by the Collateral Agent pursuant to Section 8.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights or remedies thereunder at the direction of the Collateral Agent) shall be entitled to the benefits of this Article VIII (including, without limitation, Section 8.07) and Article IX (including, without limitation, Section 9.05) as though the Collateral Agent (and any such Subagents) were an “Agent” under the Loan Documents, as if set forth in full herein with respect thereto.

Section 8.02        Delegation of Duties. The Administrative Agent and the Collateral Agent may execute any of their respective duties under this Agreement and the other Loan Documents (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof)) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Each Agent may also from time to time, when it deems it to be necessary or desirable, appoint one or more trustees, co-trustees, collateral co-agents, collateral subagents or attorneys-in-fact (each, a “Subagent”) with respect to all or any part of the Collateral; provided, that no such Subagent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent or the Collateral Agent. Should any instrument in writing from the Borrowers or any other Loan Party be required by any Subagent so appointed by an Agent to more fully or certainly vest in and confirm to such Subagent such rights, powers, privileges and duties, the Borrowers shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by such Agent. If any Subagent, or successor thereto, shall become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Subagent, to the extent permitted by law, shall automatically vest in and be exercised by the Administrative Agent or the Collateral Agent until the appointment of a new Subagent. No Agent shall be responsible for the negligence or misconduct of any agent, attorney-in-fact or Subagent that it selects with reasonable care.

Section 8.03         Exculpatory Provisions. None of the Agents, or their respective Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such person’s own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. No Agent shall have any duties or obligations under this Agreement (including without limitation under Section 7.01(l)) or any other Loan Document, except those expressly set forth herein or therein. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, and (b) no Agent shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall be liable for the failure to disclose, any information relating to the Primary Borrower or any of its Affiliates that is communicated to or obtained by such Agent or any of its Affiliates in any capacity. The Agents shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to the Administrative Agent by a Borrower or a Lender. No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. No Hedge Bank that obtains the benefits of Section 7.02, any Guarantee or any Collateral by virtue of the provisions hereof or of any Guarantee or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) solely as a result of the existence of obligations owed to it under any such Secured Hedge Agreement. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank.

Section 8.04        Reliance by Agents. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) or conversation believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to any Borrowing, that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to such Borrowing. Each Agent may consult with legal counsel (including counsel to the Primary Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all or other Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

Section 8.05        Notice of Default. Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless such Agent has received written notice from a Lender or the Primary Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all or other Lenders); provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

Section 8.06        Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into the business, operations, property, financial and other condition and creditworthiness of, the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

Section 8.07         Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), in the amount of its pro rata share (based on its aggregate Revolving Facility Credit Exposure and, in the case of the indemnification of each Agent, outstanding Term Loans and unused Commitments hereunder); provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct. The failure of any Lender to reimburse any Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to such Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent for such other Lender’s ratable share of such amount. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

Section 8.08        Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from, and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

Section 8.09         Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent and Collateral Agent upon 10 days’ notice to the Lenders and the Primary Borrower. If the Administrative Agent shall resign as Administrative Agent and Collateral Agent under this Agreement and the other Loan Documents, then the Primary Borrower shall have the right (so long as no Event of Default under Section 7.01(b), (c), (h) or (i) shall have occurred and be continuing, in which case the Required Lenders shall have the sole right), subject to the reasonable consent of the Required Lenders, to appoint a successor which shall have an office in the United States, or an Affiliate of any such successor with an office in the United States, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent and Collateral Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective (except in the case of the Collateral Agent holding collateral security on behalf of such Secured Parties, the retiring Collateral Agent shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed), and the Lenders shall assume and perform all of the duties of the Administrative Agent and Collateral Agent hereunder until such time, if any, as the Primary Borrower or the Required Lenders (as provided above) appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 8.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

Section 8.10        Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (which governance documents shall not treat any Secured Party in a disproportionately adverse manner as compared to the other Secured Parties without its consent), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, and shall issue to each of the Secured Parties, in each case, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

Section 8.11        Security Documents and Collateral Agent. The Lenders and the other Secured Parties authorize the Collateral Agent to release any Collateral or Guarantors in accordance with Section 9.18 or if approved, authorized or ratified in accordance with Section 9.08.

The Lenders and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document (i) to the holder of any Lien on such property that is permitted by clauses (i) or (mm) of Section 6.02 or Section 6.02(a) (if the Liens thereunder are of a type that is contemplated by any of the foregoing clauses) in each case to the extent the contract or agreement pursuant to which such Lien is granted prohibits any other Liens on such property or (ii) that is or becomes Excluded Property; and the Administrative Agent and the Collateral Agent shall do so upon request of the Primary Borrower; provided, that prior to any such request, the Primary Borrower shall have in each case delivered to the Administrative Agent a certificate of a Responsible Officer of the Primary Borrower certifying (x) that such Lien is permitted under this Agreement, (y) in the case of a request pursuant to clause (i) of this sentence, that the contract or agreement pursuant to which such Lien is granted prohibits any other Lien on such property and (z) in the case of a request pursuant to clause (ii) of this sentence, that (A) such property is or has become Excluded Property and (B) if such property has become Excluded Property as a result of a contractual restriction, such restriction does not violate Section 6.09(c).

Section 8.12        Right to Realize on Collateral and Enforce Guarantees. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, (i) the Administrative Agent (irrespective of whether the principal of any Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise (A) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of any or all of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent and any Subagents allowed in such judicial proceeding, and (B) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and (ii) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under the Loan Documents. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrowers, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that (a) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent, and (b) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, either of the Agents or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other Disposition.

Section 8.13        Withholding Tax. To the extent required by any applicable Requirement of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Loan Party and without limiting the obligation of any applicable Loan Party to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties, fines, additions to Tax and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this Section 8.13.

Section 8.14        Intercreditor Agreement. Each Lender hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into the intercreditor arrangements contemplated by Sections 6.02(aa), (gg) or (ll).

Article IX

Miscellaneous

Section 9.01        Notices; Communications.

(a)         Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 9.01(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or other electronic means as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)          if to any Loan Party or the Administrative Agent, to the address or electronic mail address specified for such person on Schedule 9.01; and

(ii)         if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

(b)         Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Primary Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them, provided that approval of such procedures may be limited to particular notices or communications.

(c)         Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 9.01(b) above shall be effective as provided in such Section 9.01(b).

(d)         Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.

(e)         Documents required to be delivered pursuant to Section 5.04 may be delivered electronically (including as set forth in Section 9.17) and if so delivered, shall be deemed to have been delivered on the date (i) on which the Primary Borrower posts such documents, or provides a link thereto on the Primary Borrower’s website on the Internet at the website address listed on Schedule 9.01, or (ii) on which such documents are posted on the Primary Borrower’s behalf on an Internet or intranet website, if any, to which each Lender entitled to access thereto and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that (A) the Primary Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Primary Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender, and (B) the Primary Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Except for such certificates required by Section 5.04(d), the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Primary Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 9.02        Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans and the execution and delivery of the Loan Documents, regardless of any investigation made by such persons or on their behalf, and shall continue in full force and effect until the Termination Date. Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Sections 2.15, 2.16, 2.17 and 9.05) shall survive the Termination Date.

Section 9.03        Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers and the Administrative Agent and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and their respective permitted successors and assigns.

Section 9.04        Successors and Assigns.

(a)         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by such Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (c) of this Section 9.04), and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents.

(b)         (i) Subject to the conditions set forth in subclause (ii) below, any Lender may, without the consent of the Borrower, assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)           [reserved]; and

(B)            the Administrative Agent; provided, that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii)         Assignments shall be subject to the following additional conditions:

(A)           except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than (x) $1,000,000 in the case of Term Loans and (y) $5,000,000 or an integral multiple of $1,000,000 in excess thereof in the case of Revolving Facility Loans, Revolving Facility Commitments, unless the Administrative Agent otherwise consents; provided, that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds (with simultaneous assignments to or by two or more Related Funds shall be treated as one assignment), if any;

(B)            the parties to each assignment shall (1) execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent or (2) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance, in each case together with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the reasonable discretion of the Administrative Agent);

(C)            the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and receipt by the Administrative Agent of all documentation and other information with respect to the assignee that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT, including any tax forms required to be delivered pursuant to Section 2.17; and

(D)            no Affiliate Lender may assign any Loans or commitments to any person without the consent of HPS.

For the purposes of this Section 9.04, “Approved Fund” shall mean any person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. Notwithstanding the foregoing or anything to the contrary herein, no Lender shall be permitted to assign or transfer any portion of its rights and obligations under this Agreement to (A) any Defaulting Lender or any of its Subsidiaries, or any person who, upon becoming a Lender hereunder, would constitute any of the foregoing persons described in this clause (A) or (B) a natural person.

(iii)        Subject to acceptance and recording thereof pursuant to subclause (v) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.05 (subject to the limitations and requirements of those Sections)). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section 9.04 (except to the extent such participation is not permitted by such clause (d) of this Section 9.04, in which case such assignment or transfer shall be null and void).

(iv)       The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and interest amounts on) the Loans owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and the Lenders, at any reasonable time and from time to time upon reasonable prior written notice; provided, that no Lender shall, in such capacity, have access to, or be otherwise permitted to review, any information in the Register other than information with respect to such Lender.

(v)         Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire and all documentation and other information with respect to the assignee that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT ACT (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section, if applicable, and any written consent to such assignment required by clause (b) of this Section and any applicable tax forms, the Administrative Agent shall accept such Assignment and Acceptance and promptly record the information contained therein in the Register. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this subclause (v).

(c)         [Reserved].

(d)         (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations in Loans and Commitments to one or more banks or other entities other than any Defaulting Lender or any of its Subsidiaries, or any person who, upon becoming a Lender hereunder, would constitute any of the foregoing persons (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided, that (x) such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that both (1) requires the consent of each Lender directly affected thereby pursuant to clauses (i), (ii), (iii) or (vi) of the first proviso to Section 9.08(b) and (2) directly adversely affects such Participant (but, for the avoidance of doubt, not any waiver of any Default or Event of Default) and (y) no other agreement with respect to amendment, modification or waiver may exist between such Lender and such Participant. Subject to clause (d)(iii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the limitations and requirements of those Sections and Section 2.19) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 9.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided, that such Participant shall be subject to Section 2.18(c) as though it were a Lender.

(ii)         Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and interest amounts on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and each party hereto shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Without limitation of the requirements of Section 9.04(d), no Lender shall have any obligation to disclose all or any portion of a Participant Register to any person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other Loan Obligations under any Loan Document), except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other Loan Obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or is otherwise required by applicable law. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(iii)        A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent, which consent shall state that it is being given pursuant to this Section 9.04(d)(iii); provided, that each potential Participant shall provide such information as is reasonably requested by the Borrower in order for the Borrower to determine whether to provide its consent.

(e)         Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank and in the case of any Lender that is an Approved Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender, including to any trustee for, or any other representative of, such holders, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(f)          The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in clause (e) above.

(g)         Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent. Each of the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto and each Loan Party for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

(h)         [Reserved].

(i)          [Reserved].

(j)          [Reserved].

(k)         In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any other Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Revolving Facility Percentage; provided that notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Section 9.05         Expenses; Indemnity.

(a)         The Borrowers hereby agree to pay (i) all reasonable and documented out-of-pocket expenses (including Other Taxes) incurred by the Administrative Agent or the Collateral Agent in connection with the preparation of this Agreement and the other Loan Documents, or by the Administrative Agent or the Collateral Agent in connection with the administration of this Agreement and any amendments, modifications or waivers of the provisions hereof or thereof, including the reasonable fees, charges and disbursements of Milbank LLP, counsel for the Administrative Agent and the Collateral Agent, and, if necessary, the reasonable fees, charges and disbursements of one local counsel per jurisdiction, and (ii) all reasonable and documented out-of-pocket expenses (including Other Taxes) incurred by the Agents or any Lender in connection with the enforcement of their rights in connection with this Agreement and the other Loan Documents, in connection with the Loans made hereunder, including the fees, charges and disbursements of a single counsel for all such persons, taken as a whole, and, if necessary, a single local counsel in each appropriate jurisdiction for all such persons, taken as a whole (and, in the case of an actual or perceived conflict of interest where such person affected by such conflict informs the Primary Borrower of such conflict and thereafter retains its own counsel with, in the case of any Lender, the Primary Borrower’s prior written consent (not to be unreasonably withheld), of another firm of counsel for such affected person).

(b)         Each Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Lender, each of their respective Affiliates, successors and assignors, and each of their respective directors, officers, employees, agents, trustees, advisors and members (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (excluding the allocated costs of in house counsel and limited to not more than one counsel for all such Indemnitees, taken as a whole, and, if necessary, a single local counsel in each appropriate jurisdiction for all such Indemnitees, taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Primary Borrower of such conflict and thereafter retains its own counsel with, in the case of any Lender, the Primary Borrower’s prior written consent (not to be unreasonably withheld), of another firm of counsel for such affected Indemnitee)), incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated hereby, (ii) the use of the proceeds of the Loans, (iii) any violation of or liability under Environmental Laws to the extent relating in any way to the Borrower or any Subsidiary, (iv) any actual or alleged presence, Release or threatened Release of or exposure to Hazardous Materials at, under, on, from or to any property owned, leased or operated by the Borrower or any Subsidiary or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by any Borrower or any of their subsidiaries or Affiliates; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties, (y) arose from a material breach of such Indemnitee’s or any of its Related Parties’ obligations under any Loan Document (as determined by a court of competent jurisdiction in a final, non-appealable judgment) or (z) arose from any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission of any Borrower or any of its Affiliates and is brought by an Indemnitee against another Indemnitee (other than any claim, actions, suits, inquiries, litigation, investigation or proceeding against any Agent in its capacity as such). None of the Indemnitees (or any of their respective affiliates) shall be responsible or liable to the Permitted Holders, the Borrowers or any of their respective subsidiaries, Affiliates or stockholders or any other person or entity for any special, indirect, consequential or punitive damages, which may be alleged as a result of the Facilities or the Transactions. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9.05 shall be payable within 15 days after written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(c)         Except as expressly provided in Section 9.05(a) with respect to Other Taxes, which shall not be duplicative with any amounts paid pursuant to Section 2.17, this Section 9.05 shall not apply to any Taxes (other than Taxes that represent losses, claims, damages, liabilities and related expenses resulting from a non-Tax claim), which shall be governed exclusively by Section 2.17 and, to the extent set forth therein, Section 2.15.

(d)         To the fullest extent permitted by applicable law, the Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)         The agreements in this Section 9.05 shall survive the resignation of the Administrative Agent or the Collateral Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations and the termination of this Agreement.

Section 9.06        Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have.

Section 9.07        Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 9.08        Waivers; Amendment.

(a)         No failure or delay of the Administrative Agent or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower or any other Loan Party in any case shall entitle such person to any other or further notice or demand in similar or other circumstances.

(b)         Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) as provided in Section 2.14 or Section 2.21, (y) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Primary Borrower and the Required Lenders (or, (A) in respect of any waiver, amendment or modification of Section 4.01 or 2.10(b) after the Closing Date, the Required Revolving Facility Lenders, rather than the Required Lenders, or (B) in respect of any waiver, amendment or modification of Section 2.11(b) or (c), the Required Prepayment Lenders, rather than the Required Lenders), and (z) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each Loan Party thereto and the Administrative Agent and consented to by the Required Lenders; provided, however, that no such agreement shall:

(i)          decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification); provided, that any amendment to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i),

(ii)          increase or extend the Commitment of any Lender, or decrease the Commitment Fees or any other Fees of any Lender without the prior written consent of such Lender (which, notwithstanding the foregoing, such consent of such Lender shall be the only consent required hereunder to make such modification); provided, that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default, mandatory prepayments or of a mandatory reduction in the aggregate Commitments shall not constitute an increase or extension of the Commitments of any Lender for purposes of this clause (ii),

(iii)         extend or waive any Term Loan installment or reduce the amount due on any Term Loan installment or extend any date on which payment of interest on any Loan or any Fees is due, without the prior written consent of each Lender directly adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification),

(iv)        amend the provisions of Section 7.02 or Section 2.18(c) with respect to the pro rata application of payments required thereby in a manner that by its terms modifies the application of such payments required thereby to be on a less than pro rata basis, without the prior written consent of each Lender adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification),

(v)         amend or modify the provisions of this Section 9.08 or the definition of the terms “Required Lenders,” “Majority Lenders,” “Required Prepayment Lenders,” “Required Revolving Facility Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender adversely affected thereby, in each case except, for the avoidance of doubt, as otherwise provided in Section 9.08(d) and (e) (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loans and Commitments are included on the Closing Date),

(vi)        release all or substantially all of the Collateral or all or substantially all of the Subsidiary Loan Parties from their respective Guarantees under the Subsidiary Guarantee Agreement, unless, in the case of a Subsidiary Loan Party, all or substantially all the Equity Interests of such Subsidiary Loan Party is sold or otherwise disposed of in a transaction permitted by this Agreement, without the prior written consent of each Lender other than a Defaulting Lender,

(vii)       effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or collateral of Lenders participating in any Facility differently from those of Lenders participating in another Facility, without the consent of the Majority Lenders participating in the adversely affected Facility except, for the avoidance of doubt, as otherwise provided in Section 9.08(d) and (e) (it being agreed that the Required Lenders may waive, in whole or in part, any prepayment or Commitment reduction required by Section 2.11 so long as the application of any prepayment or Commitment reduction still required to be made is not changed);

provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder without the prior written consent of the Administrative Agent or the Collateral Agent acting as such at the effective date of such agreement, as applicable. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any Assignee of such Lender.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have the right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be affected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

(c)         Without the consent of any Lender, the Loan Parties and the Administrative Agent and/or the Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document.

(d)         Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Primary Borrower (a) to permit additional extensions of credit to be outstanding hereunder from time to time and the accrued interest and fees and other obligations in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans, the Revolving Facility Loans and the accrued interest and fees and other obligations in respect thereof and (b) to include appropriately the holders of such extensions of credit in any determination of the requisite lenders required hereunder, including Required Lenders, Required Prepayment Lenders and the Required Revolving Facility Lenders.

(e)         Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made with the consent of the Primary Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary (A) to integrate any Incremental Term Loan Commitments in a manner consistent with Section 2.21, including, with respect to Other Term Loans, as may be necessary to establish such Incremental Term Loan Commitments as a separate Class or tranche from the existing Term Facility Commitments, (B) to effect an alternate interest rate in a manner consistent with Section 2.14 or (C) to cure any ambiguity, omission, defect or inconsistency.

(f)          Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be necessary to ensure that all Term Loans established pursuant to Section 2.21 after the Closing Date that will be included in an existing Class of Term Loans outstanding on such date (an “Applicable Date”), when originally made, are included in each Borrowing of outstanding Term Loans of such Class (the “Existing Class Loans”), on a pro rata basis, and/or to ensure that, immediately after giving effect to such new Term Loans (the “New Class Loans” and, together with the Existing Class Loans, the “Class Loans”), each Lender holding Class Loans will be deemed to hold its Pro Rata Share of each Class Loan on the Applicable Date (but without changing the amount of any such Lender’s Term Loans), and each such Lender shall be deemed to have effectuated such assignments as shall be required to ensure the foregoing. The “Pro Rata Share” of any Lender on the Applicable Date is the ratio of (1) the sum of such Lender’s Existing Class Loans immediately prior to the Applicable Date plus the amount of New Class Loans made by such Lender on the Applicable Date over (2) the aggregate principal amount of all Class Loans on the Applicable Date.

(g)         Notwithstanding the foregoing, this Agreement may be amended, waived or otherwise modified with the written consent of the Required Revolving Facility Lenders, the Administrative Agent and the Primary Borrower with respect to (i) the provisions of Section 4.01, solely as they relate to the Revolving Facility Loans and (ii) the provisions of Section 2.10(b).

(h)         Notwithstanding anything in this Agreement to the contrary, each Affiliate Lender:

(1)         hereby agrees that in connection with any (i) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document, (ii) other action on any matter related to any Loan Document or (iii) direction to the Administrative Agent, the Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, such Affiliate Lender shall be deemed to have voted its interest as a Lender without discretion in such proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliate Lenders, in each case, except with respect to any amendment, modification, waiver, consent or other action (x) described in clauses (i), (ii), (iii) or (iv) of the first proviso of Section 9.08(b) or (y) that adversely affects such Affiliate Lender (in its capacity as a Lender) in a disproportionately adverse manner as compared to other Lenders;

(2)         if a proceeding under any Debtor Relief Law shall be commenced by or against any Borrower or any other Loan Party at a time when such Lender is an Affiliate Lender, hereby irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliate Lender with respect to the Loans held by such Affiliate Lender in the same proportion as the vote of Lenders who are not Affiliate Lenders on the relevant matter, unless the Administrative Agent instructs such Affiliate Lender to vote, in which case such Affiliate Lender shall vote with respect to the Loans held by it in the same proportion as the vote of Lenders who are not Affiliate Lenders on the relevant matter; provided that (x) such Affiliate Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) and (y) the Administrative Agent shall not be entitled to vote on behalf of such Affiliate Lender, in each case, in connection with any matter to the extent that any such matter proposes to treat any Obligations held by such Affiliate Lender in a manner that is different in an adverse way than the proposed treatment of similar Obligations held by Lenders who are not Affiliate Lenders;

(3)         will not be entitled to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender or among Lenders to which the Loan Parties or their representatives are not invited, (B) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or its representatives (and in any case, other than the right to receive continuation notices and other administrative notices in respect of its Term Loans required to be delivered to Lenders pursuant to Article II) or (C) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the Administrative Agent or the Collateral Agent with respect to any duties or obligations or alleged duties or obligations of such Agent under the Loan Documents; and

(4)         shall not have any right to receive advice of counsel to the Administrative Agent or to Lenders other than Affiliate Lenders or to challenge the Lenders’ attorney-client privilege in its capacity as a Lender.

Each Affiliate Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliate Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliate Lender and in the name of such Affiliate Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 9.08(h).

Section 9.09         Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate; provided, that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation.

Section 9.10        Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

Section 9.11        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.12        Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.13         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original.

Section 9.14        Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.15        Jurisdiction; Consent to Service of Process.

(a)         Each Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the Collateral Agent, any Lender, or any Affiliate of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(b)         Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)         Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

Section 9.16         Confidentiality. Each of the Lenders and each of the Agents agrees that it shall maintain in confidence any information relating to the Borrowers and any Subsidiary furnished to it by or on behalf of the Borrower or any Subsidiary (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender or such Agent without violating this Section 9.16 or (c) was available to such Lender or such Agent from a third party having, to such person’s knowledge, no obligations of confidentiality to the Borrowers or any other Loan Party) and shall not reveal the same other than to its directors, trustees, officers, employees and advisors with a need to know and any numbering, administration or settlement service providers or to any person that approves or administers the Loans on behalf of such Lender (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), except: (A) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (B) as part of normal reporting or review procedures to, or examinations by, Governmental Authorities or self-regulatory authorities, including the National Association of Insurance Commissioners or the Financial Industry Regulatory Authority, Inc., (C) to its parent companies, Affiliates, auditors and leverage facility providers (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), (D) in order to enforce its rights under any Loan Document in a legal proceeding, (E) to any pledgee under Section 9.04(d) or any other prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), (F) to any direct or indirect contractual counterparty in Hedging Agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.16) and (G) to any rating agency when required by it, provided that, such information shall be generally of the type provided pursuant to Section 5.04; provided further that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Loan Parties received by it from any Agent or any Lender.

Section 9.17        Platform; Borrower Materials. The Borrowers hereby acknowledge that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”), and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information (or, if the Primary Borrower is not at the time a public reporting company, material information of a type that would not reasonably be expected to be publicly available if the Primary Borrower was a public reporting company) with respect to the Primary Borrower or its Subsidiaries or any of their respective securities) (each, a “Public Lender”). The Primary Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Borrower Materials “PUBLIC,” the Primary Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as solely containing information that is either (A) publicly available information or (B) not material (although it may be sensitive and proprietary) with respect to the Primary Borrower or its Subsidiaries or any of their respective securities for purposes of United States Federal and state securities laws (provided, however, that such Borrower Materials shall be treated as set forth in Section 9.16, to the extent such Borrower Materials constitute information subject to the terms thereof), (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (iv) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Section 9.18        Release of Liens and Guarantees.

(a)         The Lenders and the other Secured Parties hereby irrevocably agree that the Liens granted to the Collateral Agent by the Loan Parties on any Collateral shall be automatically released: (i) in full upon the occurrence of the Termination Date as set forth in Section 9.18(d) below; (ii) upon the Disposition of such Collateral by any Loan Party to a person that is not (and is not required to become) a Loan Party in a transaction permitted by this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (iii) to the extent that such Collateral comprises property leased to a Loan Party, upon termination or expiration of such lease (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 9.08), (v) to the extent that the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guarantee in accordance with the Subsidiary Guarantee Agreement or clause (b) below (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (vi) as provided in Section 8.11 (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), and (vii) as required by the Collateral Agent to effect any Disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents. Any such release (other than pursuant to clause (i) above) shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any Disposition, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Loan Documents.

(b)         In addition, (i) the Lenders and the other Secured Parties hereby irrevocably agree that the Guarantors shall be automatically released from the Guarantees upon consummation of any transaction not prohibited hereunder resulting in such Subsidiary ceasing to constitute a Subsidiary Loan Party or otherwise becoming an Excluded Subsidiary (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (ii) [reserved] and (iii) immediately prior to the incurrence of an Original Content Financing pursuant to Section 6.01(h), the Guarantee incurred by Redbox Entertainment and any of its Subsidiaries of the Obligations shall automatically terminate and Redbox Entertainment and its Subsidiaries shall be released from their obligations under the Loan Documents, shall cease to be Loan Parties and any Liens created by any Loan Documents on any assets or Equity Interests owned by Redbox Entertainment and its Subsidiaries shall automatically be released; provided that (i) upon the termination of an Original Content Financing, Redbox Entertainment shall be joined as a Guarantor in accordance with the Collateral and Guarantee Requirement and (ii) the release of Redbox Entertainment and any of its Subsidiaries shall only be permitted if at the time of such release the aggregate outstanding amount of cash Investments (valued at the time of making thereof, and without giving effect to any write downs or write offs thereof) made in Redbox Entertainment does not exceed $5,000,000.

(c)         The Lenders and the other Secured Parties hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this Section 9.18 and to return to the Primary Borrower all possessory collateral (including share certificates (if any)) held by it in respect of any Collateral so released, all without the further consent or joinder of any Lender or any other Secured Party. Any representation, warranty or covenant contained in any Loan Document relating to any such Collateral or Guarantor shall no longer be deemed to be made. In connection with any release hereunder, the Administrative Agent and the Collateral Agent shall promptly (and the Secured Parties hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Primary Borrower and at the Primary Borrower’s expense in connection with the release of any Liens created by any Loan Document in respect of such Subsidiary, property or asset; provided, that the Administrative Agent shall have received a certificate of a Responsible Officer of the Primary Borrower containing such certifications as the Administrative Agent shall reasonably request.

(d)         Notwithstanding anything to the contrary contained herein or any other Loan Document, on the Termination Date, all Liens granted to the Collateral Agent by the Loan Parties on any Collateral under the Loan Documents and all obligations of the Borrowers and the other Loan Parties under any Loan Documents (other than such obligations that survive the Termination Date pursuant to the terms hereof) shall, in each case, be automatically released and, upon request of the Primary Borrower, the Administrative Agent and/or the Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to evidence the release its security interest in all Collateral granted to it pursuant to the Loan Documents (including returning to the Primary Borrower all possessory collateral (including share certificates (if any)) held by it pursuant to the Loan Documents in respect of any Collateral so released), and to evidence the release of all obligations under any Loan Document (other than such obligations that survive the Termination Date pursuant to the terms hereof), whether or not on the date of such release there may be any (i) obligations in respect of any Secured Hedge Agreements and (ii) contingent indemnification obligations or expense reimburse claims not then due; provided, that the Administrative Agent shall have received a certificate of a Responsible Officer of the Primary Borrower containing such certifications as the Administrative Agent shall reasonably request. Any such release of obligations shall be deemed subject to the provision that such obligations shall be reinstated if after such release any portion of any payment in respect of the obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Primary Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Primary Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. The Primary Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or the Collateral Agent (and their respective representatives) in connection with taking such actions to release security interest in all Collateral and all obligations under the Loan Documents as contemplated by this Section 9.18(d).

(e)         Obligations of the Borrower or any of its Subsidiaries under any Secured Hedge Agreement (after giving effect to all netting arrangements relating to such Secured Hedge Agreements) shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed. No person shall have any voting rights under any Loan Document solely as a result of the existence of obligations owed to it under any such Secured Hedge Agreement. For the avoidance of doubt, no release of Collateral or Guarantors effected in the manner permitted by this Agreement shall require the consent of any holder of obligations under Secured Hedge Agreements.

Section 9.19        Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrowers in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrowers (or to any other person who may be entitled thereto under applicable law).

Section 9.20        USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Primary Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act.

Section 9.21        [Reserved].

Section 9.22        Agency of the Borrowers for the Loan Parties. Each of the other Loan Parties hereby appoints the Primary Borrower as its agent for all purposes relevant to this Agreement and the other Loan Documents, including the giving and receipt of notices and the execution and delivery of all documents, instruments and certificates contemplated herein and therein and all modifications hereto and thereto.

Section 9.23        [Reserved].

Section 9.24        Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)         the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)         the effects of any Bail-In Action on any such liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such liability;

(ii)         a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)        the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 9.25         Amendment and Restatement.

(a)         This Agreement does not extinguish, discharge or release the Existing Obligations outstanding under the Existing Credit Agreement, the Collateral Agent's Liens securing the Existing Obligations or the priority of any mortgage, pledge, security agreement or any other security therefor; provided, that the terms and conditions of the Existing Obligations shall be as set forth in this Agreement, it being understood and agreed that this Agreement amends and restates and supersedes in all respects the Existing Credit Agreement. Nothing herein contained shall be construed as a novation of the Existing Obligations, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith in accordance with the terms and conditions of this Agreement. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of the Borrowers or any other Existing Loan Party under the Loan Documents (as defined in the Existing Credit Agreement) (other than the Existing Credit Agreement which is amended and restated, and as superseded in its entirety, by this Agreement) entered into in connection therewith (such documents as in effect immediately prior to the effectiveness of this Agreement, each an “Existing Loan Document”) from any of its obligations and liabilities as the “Borrower,” or a “Loan Party” thereunder. Each Existing Loan Party party hereto hereby, subject to the terms of any instruments executed concurrently herewith in accordance with the terms and conditions of this Agreement that amend or modify the Existing Loan Documents, (i) confirms and agrees that each Existing Loan Document (other than the Existing Credit Agreement) to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Closing Date all references in any such Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended and restated, and as superseded in its entirety, by this Agreement; and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Secured Parties, or to grant to the Collateral Agent for the benefit of the Secured Parties a Lien on any collateral as security for the Existing Obligations, such Lien is hereby ratified and confirmed in all respects and shall continue uninterrupted and in full force and effect to secure the Obligations.

(b)         Each Existing Loan Party party hereto (i) consents to the amendment and restatement of the Existing Credit Agreement by this Agreement; (ii) acknowledges and agrees that the prior grant or grants of Liens in favor of the Collateral Agent in its properties and assets, under each Existing Loan Document, and each other Loan Document to which it is a party shall be in respect of the obligations of such Existing Loan Party under this Agreement and the other Loan Documents; and (iii) reaffirms all prior grants of Liens in favor of the Collateral Agent under each Existing Loan Document.

(c)         To induce the Agents and the Lenders to enter into this Agreement, each Existing Loan Party hereby acknowledges and agrees that, as of the Closing Date and to such Existing Loan Party 's knowledge, there exists no right of offset, defense or counterclaim in favor of such Existing Loan Party as against any Agent or Lender with respect to the Existing Obligations or the Existing Credit Agreement.

Section 9.26        Warrants. For U.S. federal income tax purposes (and to the greatest extent permitted by law, state and local income tax purposes), the Borrowers and the Lenders agree to treat the amendment and restatement of the Existing Obligations by this Credit Agreement and the receipt of the Warrants as an exchange under Treasury Regulation section 1.1001-3, pursuant to which each applicable Lender exchanges its Original Closing Date Term Loans and related Existing Obligations for deemed Initial Term B Loans with an “issue price” equal to the stated principal amount thereof and Warrants and recognizes gain equal to the fair market value of the Warrants.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC., as Primary Borrower and a Borrower

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

REDBOX AUTOMATED RETAIL, LLC, as Original Borrower and a Borrower

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

HPS INVESTMENT PARTNERS, LLC, as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Daniel Willitt
Name: Daniel Willitt
Title: Managing Director

LENDERS:

[As in final executed document]

By: HPS Investment Partners, LLC, Its Investment Manager

By:	/s/ Daniel Willitt
Name: Daniel Willitt
Title: Managing Director

ANNEX C

EXECUTION VERSION

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT (this “Agreement”) dated as of April 29, 2024, among CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC. (the “CSSE Borrower”), REDBOX AUTOMATED RETAIL, LLC (the “Redbox Borrower”, and together with the CSSE Borrower, individually, a “Borrower” and, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, the Lenders executing this Agreement on the signature pages hereto and HPS INVESTMENT PARTNERS, LLC, in its capacity as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent” and together with the Administrative Agent, the “Agents”) under the Credit Agreement referred to below.

The Borrowers, the Lenders party thereto, the Administrative Agent and the Collateral Agent are parties to the Amended and Restated Credit Agreement, dated as of August 11, 2022 (as amended, restated, supplemented or otherwise modified by that certain Forbearance Agreement, dated as of the date hereof (the “Forbearance Agreement”), and as further amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

The Borrower have requested that, in accordance with the provisions of the Credit Agreement, the Lenders make certain amendments to the Credit Agreement.

The Borrowers, the Lenders party hereto constituting the Required Lenders under the Credit Agreement and the Agents desire to amend the Credit Agreement on the terms set forth herein, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 2. Amendments. The Credit Agreement is hereby amended, with effect from the First Amendment Effective Date (as defined below):

(a) (i) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (ii) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement attached as Annex A hereto and made a part hereof for all purposes, and

(b) to add a new Exhibit M thereto in the form of Annex B attached hereto.

Section 3. Representations and Warranties. Each Loan Party represents and warrants to each Agent and the Lenders that (a) to the best knowledge of each Loan Party, the representations and warranties set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made) and (b) no Default or Event of Default (other than the Specified Defaults (as defined in the Forbearance Agreement)) has occurred and is continuing as of the First Amendment Effective Date, in each case, immediately after giving effect to this Agreement.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction (or waiver) of the following conditions (the date of satisfaction of the following conditions, the “First Amendment Effective Date”):

(a)            Execution. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrowers and Lenders party to the Credit Agreement constituting the Required Lenders.

(b)            Reporting. The Administrative Agent shall have received, in a form reasonably satisfactory to the Administrative Agent, true and complete copies of the executed term sheets for the Proposed Financings.

(c)            Forbearance Agreement. Each condition precedent set forth in the Forbearance Agreement shall have been satisfied in accordance with the terms thereof and the Forbearance Agreement shall otherwise be in full force and effect as of the date hereof.

(d)            First Amendment Effective Date Certificate. The Borrowers shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer of the Borrowers certifying as to the matters specified in Section 3 above.

Section 5. [Reserved].

Section 6. No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 hereof.

Section 7. Confirmation. Each Loan Party (a) confirms its obligations under the Security Documents, (b) confirms that its Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the pledges set forth in the Security Documents, (c) confirms that its Obligations under the Credit Agreement as modified hereby constitute “Secured Obligations” and (d) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Security Documents. Each party, by its execution of this Agreement, hereby confirms that the Secured Obligations shall remain in full force and effect, and such Secured Obligations shall continue to be entitled to the benefits of the grant set forth in the Security Documents. Each Guarantor (a) confirms its Guaranteed Obligations (as defined in the Subsidiary Guarantee Agreement) under the Credit Agreement, (b) confirms that the Guaranteed Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Subsidiary Guarantee Agreement and (c) confirms that the Obligations under the Credit Agreement as modified hereby constitute “Guaranteed Obligations”. Each party, by its execution of this Agreement, hereby confirms that the Guaranteed Obligations shall remain in full force and effect.

Section 8. Miscellaneous.

(a)            This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment of any other term, provision or condition of any of the Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Loan Documents. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(b)            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(c)            Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Agents to execute and deliver this Agreement upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS :

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

REDBOX AUTOMATED RETAIL, LLC

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

GUARANTORS:

757 FILM ACQUISITION LLC
A SHARP, INC.
AT HOME WITH, LLC
BD PRODUCTIONS, LLC
CHICKEN SOUP FOR THE SOUL STUDIOS, LLC
CHICKEN SOUP FOR THE SOUL TELEVISION GROUP, LLC
CRACKLE PLUS LLC
CSS AVOD INC.
CSSESIG, LLC
DIGITAL MEDIA ENTERPRISES LLC
DIRTY POOL, LLC
GFBS2, LLC
HALCYON STUDIOS, LLC
HALCYON TELEVISION, LLC
ITBB, LLC
LANDMARK STUDIO GROUP, LLC
LGBT TALK, LLC
LOCOMOTIVE GLOBAL, INC.
LSG2020, INC.
MUTUAL AID LLC
PET CAVES, LLC
PH2017, LLC
PIVOTSHARE, INC.
POWERSLAM, LLC
RB SECOND MERGER SUB LLC
REDBOX INCENTIVES, LLC
REDWOOD INTERMEDIATE, LLC
RSHOOD2017, LLC
SAFEHAVEN 2020 INC.
SCREEN MEDIA FILMS, LLC
SCREEN MEDIA VENTURES, LLC
SMV CONTENT, LLC
THE FIXER 2018, LLC
TOFG, LLC
VRP2018, LLC
VRPTC, LLC
WEDDING PRODUCTIONS LLC

By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

AGENTS

HPS INVESTMENT PARTNERS, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Daniel Wallitt
Name: Daniel Wallitt
Title: Managing Director

LENDERS

[As in final executed document]

By: HPS Investment Partners, LLC, Its Investment Manager

By:	/s/ Daniel Wallitt
Name: Daniel Wallitt
Title: Managing Director

Annex A

[attached]

[omitted here as Credit Agreement as amended is filed herewith as Exhibit 10.1

Annex B

[attached following pages]

Exhibit M to Amended and Restated Credit Agreement

Effective automatically upon satisfaction of the Prepayment Conditions contained in the Release Letter (the “Release Date”):

(a) (i)  Each Loan Party, on behalf of itself, its Subsidiaries and Affiliates (including, without limitation, William J. Rouhana, Jr. and his affiliated entities), and each of their successors, representatives, assignees and, whether or not claimed by right of, through or under any Loan Party, past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals (each, a “Borrower Releasing Party” and collectively, the “Borrower Releasing Parties”), does hereby fully, finally, and forever remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent and the Lenders, and the Administrative Agent’s and each Lender’s respective successors, representatives, assignees and past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Borrower Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, defenses, rights of setoff, charges, demands, counterclaims, suits, debts, obligations, liabilities, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claim based on or relating to, or in any manner arising from, in whole or in part, tort, breach of contract, actual or constructive fraudulent transfer or fraudulent conveyance or voidable transaction law or similar claim, violation of local, state, or federal or non-U.S. law or breach of any duty imposed by law or in equity, including securities laws, negligence, and gross negligence, any “lender liability” or equitable subordination or recharacterization claims or defenses, including all those arising under the Bankruptcy Code or otherwise and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, circumstance, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the Release Date in any way, directly or indirectly arising out of, connected with, in respect of or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Borrower Claim” and collectively, the “Borrower Claims”).

(ii)  The Administrative Agent and the Lenders, and the Administrative Agent’s and each Lender’s respective successors, representatives, assignees and past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals (each, a “Lender Releasing Party” and collectively, the “Lender Releasing Parties”, and together with the Borrower Releasing Parties, each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby fully, finally, and forever remise, release and discharge, and shall be deemed to have forever remised, released and discharged, each Loan Party, and each of their successors, representatives, assignees and, whether or not claimed by right of, through or under any Loan Party, past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities (including, without limitation, William J. Rouhana, Jr. and his affiliated entities) to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Lender Releasing Party, or any of them (collectively hereinafter the “Borrower Parties”), from any and all manner of action and actions, cause and causes of action, claims, defenses, rights of setoff, charges, demands, counterclaims, suits, debts, obligations, liabilities, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claim based on or relating to, or in any manner arising from, in whole or in part, tort, breach of contract, actual or constructive fraudulent transfer or fraudulent conveyance or voidable transaction law or similar claim, violation of local, state, or federal or non-U.S. law or breach of any duty imposed by law or in equity, including securities laws, negligence, and gross negligence, any equitable subordination or recharacterization claims or defenses, including all those arising under the Bankruptcy Code or otherwise and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Borrower Parties, whether held in a personal or representative capacity, and which are based on any act, circumstance, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the Release Date in any way, directly or indirectly arising out of, connected with, in respect of or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Lender Claim” and collectively, the “Lender Claims”, and together with the Borrower Claims, each, a “Claim” and collectively, the “Claims”.

(iii)  Solely as it relates to the Obligations, if any payment at any time made to the Administrative Agent or any Lender on account of any amount owing under the Credit Agreement is ever avoided, rescinded, set aside or must otherwise be returned or repaid by the Administrative Agent or such Lender, whether in bankruptcy, reorganization, insolvency or similar proceedings involving any Borrower or any other Loan Party or otherwise, then such amount and the obligations and liability of the Borrowers and the Loan Parties under the Credit Agreement and the other Loan Documents shall immediately be reinstated with full force and effect, without need for any action by any Person, and shall be enforceable against the Borrowers and the other Loan Parties and their successors and assigns as if such payment had never been made.

(b)  Each of the Releasing Parties understands, acknowledges and agrees that such Releasing Party is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Each of the Releasing Parties expressly waives and relinquishes any rights and benefits that such Releasing Party may have under Section 1542 or any other statute (whether in California, Delaware or elsewhere) or common law principle of any jurisdiction with a similar effect to the full extent that it may lawfully waive all such rights and benefits pertaining to the subject matter hereof.  In connection with such waiver and relinquishment, each Releasing Party hereby acknowledges that such Releasing Party may hereafter discover facts in addition to, or different from, those that such Releasing Party now knows or believes to exist with respect to the subject matter of this release, but it is such Releasing Party’s intention to fully, finally and forever settle and release any and all Claims, as applicable, and causes of action as set forth in this Release, known or unknown, suspected or unsuspected, which do now exist, may exist or heretofore have existed with respect to the subject matter of this release.  In furtherance of this intention, the releases herein given shall be and remain in effect as full and complete releases notwithstanding the discovery or existence of any such additional or different claim of fact.

(c)  Each of the Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d)  Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(e)  Each Borrower Releasing Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Lender Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Lender Party on the basis of any Borrower Claim released, remised and discharged by such Borrower Releasing Party pursuant to this Release.

(f)  Each Lender Releasing Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Borrower Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Borrower Party on the basis of any Lender Claim released, remised and discharged by such Lender Releasing Party pursuant to this Release.

ANNEX D

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

Chicken Soup for the Soul Entertainment Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”) and pursuant to the provisions of Section 242 of the DGCL, does hereby certify as follows:

FIRST:                  The name of the Corporation is Chicken Soup for the Soul Entertainment Inc., and the date of filing of the Certificate of Incorporation (the “Existing Certificate”) of the Corporation with the Secretary of State of the State of Delaware was March 4, 2016.

SECOND:            The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Section 242 of the DGCL, duly adopted and approved resolutions to amend the Existing Certificate.

THIRD:                 The Existing Certificate is hereby amended by adding the following provisions as subsection 10, immediately after subsection 9 of Section A of Article Fourth:

“10. Notwithstanding anything to the contrary contained herein or in the Bylaws, for so long as the Amended and Restated Credit Agreement made effective as of August 11, 2022 by and among the Corporation, Redbox Automated Retail LLC (“Redbox”), the Lenders party thereto, and HPS Investment Partners, LLC, as administrative agent (the “Administrative Agent”), as amended by the First Amendment dated as of April 29, 2024 and as the same may be amended from time to time (the “Credit Agreement”) remains in effect, the Board of Directors shall include two (2) directors who are not employees or equity holders of the Corporation, or any affiliates or family members thereof (the “Independent Directors”) that are nominated by the remaining members of the Board of Directors and approved by Lenders having Loans outstanding that represent more than 50% of the all Loans outstanding at such time (the “Required Lenders”); provided, that the Loans of any Affiliate Lenders shall be disregarded in determining Required Lenders at any time. The Administrative Agent under the Credit Agreement shall give written notice to the Corporation of approval by the Required Lenders of the Independent Directors, and the Corporation shall be entitled to rely conclusively on such written notice. If at any time there is only one Independent Director serving, such Independent Director shall be entitled to appoint a replacement for the other Independent Director that is acceptable to the Required Lenders as shall be evidenced by a written notice delivered by the Administrative Agent to the Corporation. Capitalized terms used in this subsection 10 but not defined herein shall have the meanings prescribed in the Credit Agreement.”

FOURTH:             The Existing Certificate is hereby amended by adding the following provisions as subsection 11, immediately after subsection 10 of Section A of Article Fourth:

“11. Notwithstanding anything to the contrary contained herein or in the Bylaws, at all times there shall be established a subcommittee of the Board which shall consist of the two Independent Directors and one other independent director who shall not be management or equity holders of the Loan Parties or any affiliates or family members thereof (the “Strategic Review Committee”).

Notwithstanding anything to the contrary contained herein or in the Bylaws and subject to the immediately succeeding paragraph, the unanimous written consent of the Board of Directors, including the initial and affirmative majority vote of the Strategic Review Committee, shall be required for the filing of any voluntary bankruptcy or similar insolvency proceeding on behalf of the Corporation, or on behalf of any subsidiary entity that is controlled by the Corporation, whether by virtue of the Corporation’s ownership of the majority of voting shares of such subsidiary entity, or by virtue of the Corporation’s authority over the governing body of such subsidiary entity, or otherwise.

Notwithstanding anything to the contrary contained herein or in the Bylaws, on or after the Forbearance Termination Date, (i) the Strategic Review Committee shall have exclusive authority, subject to any stockholder approval required under law, including the DGCL, to approve, authorize and direct, or otherwise implement, (x) any sale of all or any part of the business of the Corporation or its subsidiaries and to cause the Loan Parties to comply with their obligations under the Credit Agreement and Forbearance Agreement; and (y) a Chapter 11 pre-arranged restructuring of the Corporation and/or its subsidiaries, including as contemplated by the Restructuring Term Sheet (as such term is defined in the Credit Agreement) and (z) taking any other action which the Strategic Review Committee deems necessary or advisable to effectuate the foregoing, including, without limitation, causing the officers of the Corporation to take such actions, including, without limitation, the expenditure of funds, as the Strategic Review Committee reasonably deems necessary, proper or advisable in order to fully carry out the intent and accomplish the purposes of the foregoing and the approval of the filing of any bankruptcy proceeding to implement any such actions (matters set forth in clauses (x), (y) and (z), collectively, the “Restructuring Matters”), and (ii) the Board of Directors shall appoint and cause the Corporation to engage a chief restructuring officer of the Corporation and its subsidiaries who is acceptable to the Administrative Agent (the “Chief Restructuring Officer”) to assist and implement the resolutions and actions of the Strategic Review Committee in respect of the Restructuring Matters and the other obligations of the Chief Restructuring Officer under the Forbearance Agreement and the Credit Agreement, as amended.

The term “Forbearance Termination Date” shall have the meaning prescribed to it under that certain Forbearance Agreement dated as of April 29, 2024 (the “Forbearance Agreement”), by and among the Corporation, Redbox, the other Guarantors listed on the signature pages thereto (collectively, the “Loan Parties”), the Lenders party to the Credit Agreement, and the Administrative Agent under the Credit Agreement, as such agreement may be amended from time to time.

To the fullest extent permitted by law, members of the Strategic Review Committee and the Chief Restructuring Officer shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable.

Notwithstanding anything to the contrary herein or in the Bylaws, none of subsection 10, this subsection 11 and Sections 3.1, 3.10, 3.14 and 4.2 of the Bylaws (collectively, the “Subject Provisions”) shall be amended, repealed or waived without the prior written consent of the Independent Directors and in the event of any inconsistency between the Subject Provisions and any other provisions contained herein or in the Bylaws the Subject Provisions shall control.”

FIFTH:                  This Certificate of Amendment to the Existing Certificate was duly approved and adopted, pursuant to the provisions of Section 242 of the DGCL, by unanimous written consent of the Board, and was duly approved and adopted by written consent of the holders of the requisite majority of the outstanding Class B Common Stock of the Corporation, voting as a separate class, in accordance with (i) subsection 9 of Section A of Article Fourth of the Existing Certificate, and (ii) Section 228 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation of Chicken Soup for the Soul Entertainment Inc. has been executed by the Chief Executive Officer of this Corporation on this __ day of ______, 2024.

Name:
Title:

RESOLUTIONS ADOPTED BY MAJORITY STOCKHOLDERS BY WRITTEN CONSENT

IN LIEU OF A MEETING OF

THE STOCKHOLDERS

OF

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC. (“CSSE”)

April 29, 2024

WHEREAS, the Company is party to that certain Amended and Restated Credit Agreement dated August 11, 2022, as amended, restated, supplemented, extended, or modified from time to time, by and among HPS Investment Partners, LLC, as administrative agent (the “Agent”); the lenders that are parties thereto, as the lenders; the Company, and Redbox Automated Retail, LLC, as borrowers, and the Guarantors that are party thereto (the “Credit Agreement”) (with capitalized terms not otherwise defined herein having the meanings ascribed to them in the Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders and the Agent forbear from exercising certain rights, remedies, powers, privileges and defenses under the Credit Agreement and the other Loan Documents, for the period of time with respect to certain Events of Default and expected Events of Default (collectively, the “Specified Defaults”);

WHEREAS, the Loan Parties and the Agent on behalf of itself and the Lenders (collectively, the “Lender Group”) are willing to agree to certain terms by which the Lender Group are willing to, for a prescribed period of time, forbear (the “Forbearance”) from exercising certain rights, remedies, powers, privileges and defenses under the Credit Agreement and the other Loan Documents solely with respect to the Specified Defaults;

WHEREAS, the effectiveness of the Forbearance will be subject to the execution and delivery by the parties thereto, and the terms of certain agreements, including but not limited to (a) a Forbearance Agreement in the form of Exhibit A hereto (“Forbearance Agreement”), and (b) the First Amendment to the Credit Agreement in the form of Exhibit B hereto (“April 2024 AR Credit Agreement”, and (c) the agreement by the parties to the form of Restructuring Term Sheet in the form of Exhibit C hereto, which term sheet will be made an exhibit to the Forbearance Agreement (“Restructuring Term Sheet”);

WHEREAS, the April 2024 AR Credit Agreement provides that the Certificate of Incorporation and the Bylaws each be amended in order to (i) install two independent directors (the “Independent Directors”) onto the Board, each of whom shall be approved by certain parties to the Credit Agreement; (ii) create a subcommittee of the Board called the Strategic Review Committee which shall consist of the two Independent Directors and one other independent director who shall not be a member of the management or any equity holders of the Loan Parties (as defined in the Credit Agreement) or any affiliates or family members thereof; (iii) establish certain mechanisms for the approval of any voluntary bankruptcy or similar insolvency proceeding on behalf of the Company or any of its subsidiaries and (iv) make the other revisions required by the April 2024 AR Credit Agreement (collectively, the “Governance Revisions”);

WHEREAS, the First Amendment to the Bylaws in the form affixed hereto as Exhibit D (the “Bylaws Amendment”), and the Certificate of First Amendment to the Certificate of Incorporation in the form affixed hereto as Exhibit E (the “Charter Amendment”) collectively provide for the Governance Revisions, and have each previously been circulated with and reviewed by the Board;

WHEREAS, elements of the Certificate of Incorporation related to the dissolution, liquidation, or winding up of the Company may only be amended by the written consent of the Majority Stockholder (“Majority Stockholder Consent”);

WHEREAS, the adoption of resolutions by the Majority Stockholder Consent will require the Company to file with the SEC an Information Statement and circulation of same to the stockholders of the Company, with any action requiring such Majority Stockholder Consent not becoming effective until the 20th day after the date of mailing of the Information Statement to all stockholders of the Company; and

WHEREAS, the Bylaws may be amended by the Board without any action on the part of the stockholders of the Company.

RESOLVED that the Majority Stockholder hereby authorizes and approves the Bylaws Amendment and the Charter Amendment; and it is

FURTHER RESOLVED that the maximum size of the Board by is increased to eleven members as reflected in the Bylaws Amendment; and it is

FURTHER RESOLVED that the Company promptly file an information statement (“Information Statement”) with the Securities and Exchange Commission on Schedule 14C, promptly mail the same to all stockholders upon clearance by the SEC or expiration of any applicable review or waiting period, and cause the Charter Amendment to become effective only after the waiting periods prescribed by Regulation 14c-2 thereunder.

RESOLUTIONS ADOPTED BY MAJORITY STOCKHOLDERS BY WRITTEN CONSENT

IN LIEU OF A MEETING OF

THE STOCKHOLDERS

OF

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC. (“CSSE”)

As of May 24, 2024

WHEREAS, the Majority Stockholder, by written consent, approved, among other actions, the Charter Amendments on April 29, 2024 (the “April 2024 Resolutions”);

WHEREAS, the Majority Stockholder desires to clarify that notwithstanding the implementation of the Charter Amendments, any action to be taken by the Company that requires stockholder approval under law shall continue to require stockholder approval.

NOW, THEREFORE, BE IT:

RESOLVED that the Majority Stockholder hereby authorizes and approves the attached revised form of Charter Amendment.